As filed with the Securities and Exchange Commission on March 2, 1999
                                                              File No. 33-36962
                                                              File No. 811-6175
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

      REGISTRATION STATEMENT UNDER THE
           SECURITIES ACT OF 1933                                        / X /

                        Post-Effective Amendment No. 20                  / X /

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT
           COMPANY ACT OF 1940                                           / X /

                                Amendment No. 22                        / X /


                       MAINSTAY INSTITUTIONAL FUNDS INC.
                       ---------------------------------
               (Exact name of Registrant as Specified in Charter)

                               51 Madison Avenue
                            New York, New York 10010
                            ------------------------
                    (Address of Principal Executive Offices)

                                 (212) 576-8149
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                              Sara L. Badler, Esq.
                       MainStay Institutional Funds Inc.
                               51 Madison Avenue
                            New York, New York 10010
                            ------------------------
                    (Name and Address of Agent for Service)


                                with a copy to:

                            Jeffrey L. Steele, Esq.
                             Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006

/ X / It is proposed that this filing will become effective on May 1, 1999 pursuant to paragraph (a) of Rule 485 under the Securities Act of 1933.

                          PROSPECTUS AND STATEMENT OF
                       ADDITIONAL INFORMATION RELATING TO
                        MAINSTAY INSTITUTIONAL FUNDS INC.
                              CROSS REFERENCE SHEET



                           ITEMS REQUIRED BY FORM N-1A





Item Number in Part A                       Prospectus Caption
---------------------                       ------------------
          1                Front Cover Page; Back Cover Page

          2                Investment Objectives, Strategies and Risks:  An Overview; More About
                           Strategies and Risks

          3                Investment Objectives, Strategies and Risks:  An Overview

          4                Investment Objectives, Strategies and Risks:  An Overview; More About
                           Strategies and Risks

          5                See Annual Reports

          6                Know With Whom You're Investing

          7                Account Policies:  Buying, Selling and Exchanging Shares;
                           Decide How to Receive Your Earnings; Understand the Tax Consequences

          8                Distribution and Service Fees; Service Fees

          9                Financial Highlights

                                              Statement of Additional
Item Number in Part B                           Information Caption
---------------------                   -----------------------------------
          10                  Cover Page and Table of Contents

          11                  Organization and Capitalization

          12                  Additional Investment Policies of the Funds; Investment
                              Objectives and Policies

          13                  Directors and Officers

          14                  Other Information

          15                  Management of the Company

          16                  Portfolio Transactions and Brokerage

          17                  Organization and Capitalization

          18                  Net Asset Value; Shareholder Investment Account; Purchases,
                              Redemption, Exchange and Repurchase

          19                  Tax Information

          20                  The Management of the Company

          21                  Calculation of Performance; Quotation; Tax Information

          22                  Cover Page

                       MAINSTAY INSTITUTIONAL FUNDS INC.


                           INSTITUTIONAL CLASS SHARES


                                PROSPECTUS DATED


                                  MAY 1, 1999

   MainStay Institutional Funds Inc. Prospectus                   May 1, 1999



Institutional Class


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MainStay Institutional Funds offers 11 no-load mutual funds with a broad range of investment choices.



  EQUITY





EAFE Index Fund............................................................... 4


Growth Equity Fund............................................................ 6


Indexed Equity Fund........................................................... 8


International Equity
Fund..............                                                            10


Multi-Asset
Fund..............                                                            13


Value Equity
Fund..............                                                            15



  FIXED INCOME



Bond Fund.........                                                            17


Indexed Bond
Fund..............                                                            19


International Bond
Fund..............                                                            21


Money Market Fund.............................................................24


Short-Term Bond Fund..........................................................26

                                 What's Inside?


Investment Objectives, Strategies and Risks: An Overview...................... 3


Descriptions of Each Fund.......................................................


More About Investment Strategies and
Risks...                                                                      28


Account Policies: Buying, Selling and Exchanging
Shares...                                                                     30


Decide How to Receive Your
Earnings...                                                                   37


Understand the Tax
Consequences...                                                               38


Know With Whom You're
Investing...                                                                  39


Financial
Highlights...                                                                 41

            Investment Objectives, Strategies and Risks: An Overview


EQUITY AND FIXED INCOME FUNDS
This prospectus discusses 11 mutual funds (the "Funds") which invest for varying combinations of income and capital appreciation. Each of the Funds is managed by MainStay Management, Inc. and has a Sub-Adviser that is responsible for the day to day operations of the Fund. Each of the Funds pursues somewhat different strategies to achieve its objective, but all of the Equity Funds invest, under normal market conditions, primarily in equity securities and all of the Fixed Income Funds invest, under normal market conditions, primarily in debt or fixed income securities.



Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Funds may buy equity securities through principal stock exchanges, such as the New York Stock Exchange or the American Stock Exchange, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.



Both governments and companies may raise needed cash by issuing or selling debt securities to investors. The Funds may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument.



Each of the Funds described in this prospectus invests in particular types of securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this prospectus.



NOT INSURED
An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although, the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.


YOU COULD LOSE MONEY
Before considering one or more investments, you should understand that you could lose money.


NAV WILL FLUCTUATE
Security values change. For debt securities this usually happens when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. The value of Fund shares will in turn fluctuate based on the value of the Fund's holdings. Other factors, such as changes in company or industry conditions, changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes and changes in the average maturity of a Fund's investment can also affect security values and Fund share prices. Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.



TEMPORARY INVESTMENTS
In times of unusual or adverse conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, each Fund (except the Money Market Fund) may invest all or a portion of its assets in cash or cash equivalent short-term obligations such as obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states; or in money market funds, repurchase and reverse repurchase agreements, time deposits, certificates of deposit, bankers' acceptances and commercial paper (the Growth Equity Fund and Value Equity Fund may only invest up to 50% of total assets). In addition, the International Equity Fund may invest up to 5% of its assets in debt instruments rated below investment grade.



NON-DIVERSIFIED
The International Bond Fund is "non-diversified" which means that the Fund may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible to risks associated with a single economic, political or regulatory occurrence than diversified funds.



PORTFOLIO TURNOVER
Portfolio turnover measures the amount of trading a Fund does during the year. The turnover for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).



MORE INFORMATION
The next section of this prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of each of the 11 Funds offered in this prospectus. Please review it carefully.

                                EAFE INDEX FUND

INVESTMENT OBJECTIVE -- The EAFE Index Fund's investment objective is to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index")(1).


PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests in a statistically selected sample of securities in the EAFE Index, which is a capitalization-weighted index of stock and stock-related securities from countries outside the United States. The Fund normally invests at least 80% of its total assets in stocks in the EAFE Index.



INVESTMENT PROCESS -- Unlike other funds which generally seek to beat market averages often with unpredictable results, index funds seek to match their respective indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. Monitor Capital Advisors, Inc., the Fund's Sub-Adviser, uses advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the EAFE Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because

------------

(1)The EAFE Index is an unmanaged index generally considered representative of the international stock market. The Fund is neither sponsored by nor affiliated with Morgan Stanley.
of changes in the composition of the EAFE Index, but such changes should be infrequent. The correlation between the performance of the Fund and the EAFE Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the EAFE Index.


RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.



Since the Fund principally invests in FOREIGN SECURITIES, it will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. In addition, the Fund's investments in emerging market countries present risks in greater degree than investments in developed market countries.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
EAFE INDEX FUND                         QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
EAFE Index Fund
MSCI EAFE Index*



* The MSCI EAFE Index--is an unmanaged index generally considered to be representative of the international stock market.



** January 2, 1991.


                                    EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.



EAFE INDEX FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses(+)                                 %
                                                            =====



(+) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended December 31, 1998 the management fee paid was 0.63% and total fund operating expenses were 0.94%.

                               GROWTH EQUITY FUND

INVESTMENT OBJECTIVE -- The Growth Equity Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.


PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 65% of total assets in equity securities.



INVESTMENT PROCESS -- The Fund normally invests in securities of companies with investment characteristics such as:



- participation in expanding product or service markets;



- increasing unit sales volume;



- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500 Index;(1) or



- increasing return on investment.



The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, depending upon the economic environment and the relative attractiveness of the various securities

------------


(1)"S&P 500 Composite Stock Price Index" and "S&P 500" are trademarks of The McGraw Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market.


markets. As a result the Fund may invest in securities of companies without some or all of the listed characteristics which, in the judgment of the Sub-Adviser, are ready for a rise in price, or expected to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand or changes in the economy.



RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indexes, such as the Dow Jones Industrial Average and the S&P 500 Index.



The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
GROWTH EQUITY FUND                      QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Growth Equity Fund
S&P 500*



* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.



** January 2, 1991.


                                    EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.



GROWTH EQUITY FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                  %
Distribution and/or Service (12b-1) Fees                    None
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses                                    %
                                                            =====

                              INDEXED EQUITY FUND


INVESTMENT OBJECTIVE -- The Indexed Equity Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Composite Stock Price Index.(3)


PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 80% of total assets in stocks in the S&P 500 Index in the same proportion as they are represented in the S&P 500 Index, to the extent feasible.


INVESTMENT PROCESS -- Unlike other funds which generally seek to beat market averages often with unpredictable results, index funds seek to match their respective indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. Monitor Capital Advisors, Inc., the Fund's Sub-Adviser, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500 Index, but such changes should be infrequent. The correlation

------------


(3)"S&P 500 Composite Stock Price Index" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is capitalization-weighted and includes 500 different industrial, utility, financial and transportation sector companies selected by Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. Stock Market. Typically, companies included in the S&P 500 are the largest and most dominant firms in their respective industries.


between the performance of the Fund and the S&P 500 Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index.



The Fund's investments also include derivatives such as stock index futures to replicate the S&P 500 Index and for cash management purposes.



RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.



The Fund's ability to mirror the S&P 500 Index may be affected by, among other things, transactions costs, changes in either the makeup of the S&P 500 Index or number of shares outstanding for the components of the S&P 500 Index, and the timing and amount of contributions to, and redemptions from, the Fund by shareholders. If the value of the S&P 500 Index declines, the net asset value of shares of the Fund will also decline.



The Fund's investments include DERIVATIVES such as stock index futures. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates or indexes. The Fund may use derivatives to try to enhance returns. The Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
INDEXED EQUITY FUND                     QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Indexed Equity Fund
S&P 500*



* The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.



** January 2, 1991.


                                    EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.



INDEXED EQUITY FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses(+)                                 %
                                                            =====



(+) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended December 31, 1998 the management fee paid was 0.24% and total fund operating expenses were .30%.

                           INTERNATIONAL EQUITY FUND


INVESTMENT OBJECTIVE -- The International Equity Fund's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 65% of total assets in equity securities of foreign corporations wherever organized, which do business mainly outside the United States. Investments will be made in a variety of countries with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay-Shields Financial Corporation, the Fund's Sub-Adviser, believes present favorable opportunities.



INVESTMENT PROCESS -- In pursuing the Fund's investment strategy, the Fund's Sub-Adviser seeks to identify investment opportunities by beginning with country selection. Local currencies are then assessed for upside potential and downside risk. Finally, individual securities are evaluated based on the financial condition and competitiveness of individual companies. In making investments in foreign markets, the Sub-Adviser considers several factors including prospects for currency exchange, interest rates, inflation, relative economic growth and governmental policies.



As part of its investment strategy, the Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes or to increase the Fund's investment return. In addition, the Fund may buy derivatives such as foreign currency options, securities and securities index options, foreign currency options, and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose including to increase the Fund's returns.



RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.



Since the Fund principally invests in FOREIGN SECURITIES, it will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available company information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than investments in developed market countries.



The Fund's investments include DERIVATIVES such as options, futures, forwards and swaps. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



ADDITIONAL TEMPORARY INVESTMENTS -- In unusual market conditions, the Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds and cash and cash equivalents.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
INTERNATIONAL EQUITY FUND               QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
International Equity Fund***
MSCI EAFE Index*



 * The Morgan Stanley Capital International Europe, Australia, Far East Index--The EAFE Index--is an unmanaged index generally considered to be representative of the international stock market.



 ** January 1, 1995.



*** The inception date was July 31, 1992 for the International Equity Fund's predecessor separate account ("Separate Account"). Performance figures include the historical performance of the Separate Account for the period prior to the International Equity Fund's commencement of operations on January 1, 1995. MacKay-Shields Financial Corporation, the International Equity Fund's sub-adviser, served as investment adviser to the Separate Account, and the investment objective, policies, restrictions, guidelines and management style of the Separate Account were materially equivalent to those of the International Equity Fund. Performance figures for the period prior to January 1, 1995 have been calculated by measuring the change in value of a unit in the Separate Account from the time period specified to January 1, 1995, using the Separate Account's expense structure, which generally was higher than the expense structure of the International Equity Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance may have been adversely affected.

                                    EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.



INTERNATIONAL EQUITY FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                  %
Distribution and/or Service (12b-1) Fees                    None
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses                                    %
                                                            =====

                                MULTI-ASSET FUND


INVESTMENT OBJECTIVE -- The Multi-Asset Fund's investment objective is to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests in the three asset classes subject to the following constraints: 30% to 80% of net assets in common stocks selected to parallel the performance of the S&P 500 Index for the domestic common stock portion of the Fund; 10% to 60% of net assets in fixed income securities selected to parallel the performance of the Salomon Smith Barney Broad Investment Grade Bond Index ("BIG Index")(4) (although the securities don't have to be in the BIG Index); and 10% to 60% of net assets in selected money market instruments. The expected return for money market instruments is the current yield on three-month Treasury Bills.



In pursuing the Fund's investment strategy within the above constraints, the Fund may also invest up to 20% of total assets in foreign securities of developed and emerging market countries.



INVESTMENT PROCESS -- The Fund attempts to achieve its objective through active management and allocation of investments among the three asset classes by Monitor Capital Advisors, Inc., the Fund's Sub-Adviser. The presence of the constraints however, may restrict the Sub-Adviser's ability to fully maximize total return. To determine the best investment levels, the Sub-Adviser estimates risk, return and correlation for the three asset groups based on a disciplined valuation methodology. Although these levels maintain the balanced nature of the overall investments, they are not intended to act as a fully balanced investment program.



As part of its investment strategy, the Fund may also invest in derivatives such as stock index futures to rebalance or alter its portfolio composition and risk

------------

(4)The BIG Index is a capitalization-weighted index that contains about 5,500 individually priced fixed income securities. The BIG Index is an unmanaged index generally considered representative of the U.S. bond market.

profile and to diversify the Fund's holding where futures transactions are more efficient than direct investment transactions; and in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose.



RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities.



Overall, the Fund's performance depends on the Sub-Adviser's ability to consistently and correctly determine the relative attractiveness of the asset classes. However, prices change not only in response to economic factors but to psychological factors as well. These factors are difficult to interpret and quantify. It is therefore possible for the Fund to have a small investment in stocks during a period of rising stock prices, or a small investment in bonds during a period of rising bond prices.



Since the Fund invests in FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, political and economic instability, less publicly available company information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. In addition, the Fund's investments in emerging market countries present risks in greater degree than investments in developed market countries.



The Fund's principal investments include DERIVATIVES such as options and stock index futures. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
MULTI-ASSET FUND                        QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Multi-Asset Fund
To come*



* To come



** January 2, 1991.


                                    EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.



MULTI-ASSET FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses                                    %
                                                            =====

                               VALUE EQUITY FUND


INVESTMENT OBJECTIVE -- The Value Equity Fund's investment objective is to seek maximum long-term total return from a combination of capital growth and income. The Fund is not designed or managed primarily to produce current income.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 65% of total assets in equity securities.



INVESTMENT PROCESS -- The Fund principally invests in common stocks which:



- MacKay-Shield's Financial Corporation, the Fund's Sub-Adviser, believes were "undervalued" (selling below their value) when purchased;



- typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and



- are listed on a national securities exchange or are traded in the over-the-counter market.



In pursuing the Fund's investment strategy, the Sub-Adviser emphasizes investment in securities which are, in its opinion, undervalued at the time of purchase. The Sub-Adviser's value investment process focuses on such factors as low price to earnings and price to cash flow ratios, financial strength, and earnings predictability. If, in the Sub-Adviser's opinion, a stock has reached its full value, it will usually be sold and replaced by securities considered to be undervalued. The Sub-Adviser also emphasizes investment in dividend-paying stocks listed on a national securities exchange or traded in the over-the-counter market, although the Fund may invest in non-dividend paying stock, based on the Sub-Adviser's judgment.



RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.



The principal risk of investing in value stocks in which the Fund invests is that they may never reach what the Sub-Adviser believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
VALUE EQUITY FUND                       QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Value Equity Fund
To come*



 * To come



** January 2, 1991.


                                    EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.



VALUE EQUITY FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses                                    %
                                                            =====

                                   BOND FUND



INVESTMENT OBJECTIVE -- The Bond Fund's investment objective is to seek to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 70% of total assets in debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities and loan participation interests. The effective maturity of this portion of the Fund's portfolio will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as judged by MacKay-Shields Financial Corporation, the Fund's Sub-Adviser. At least 65% percent of the Fund's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Sub-Adviser to be of comparable quality.



Normally the Fund may use up to 30% of its total assets to shorten or lengthen the portfolio's effective maturity. This portion of the Fund's assets may be invested in: long-term U.S. Treasuries (ten to thirty years) and cash equivalent short-term obligations including certificates of deposit, time deposits, bankers' acceptances issued by U.S. or foreign banks, certificates of deposit and time deposits issued by savings and loan associations, commercial paper, repurchase agreements and reverse repurchase agreements.



INVESTMENT PROCESS -- In pursuing the Fund's investment strategy, the Fund's Sub-Adviser conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Sub-Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.



The Fund's principal investments include debt securities of U.S. issuers, including derivatives such as mortgaged-backed and asset-backed securities. Principal investments which must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund's principal investments may have fixed, floating or inverse floating rates of interest. The interest rate on a floating rate debt instrument is a variable rate which is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.



As part of the Fund's principal strategies, the Sub-Adviser may use investment practices such as mortgage dollar rolls and portfolio securities lending.



RISKS -- The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities.



The Fund's investments include DERIVATIVES such as mortgage-backed and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



The Fund's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. A mortgage dollar roll is a transaction in which a Fund sells mortgage-backed securities from its portfolio to a counterparty and at the same time agrees to buy a similar security from the same party at a later date. The principal risk of MORTGAGE DOLLAR ROLLS is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
BOND FUND                               QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Bond Fund
Lehman Brothers
Gov't/Corporate Bond Index*



 * The Lehman Brothers Gov't/Corporate Bond Index includes issues of the U.S. government and agencies thereof, as well as fixed rate debt-issues that are rated investment grade by Moody's, S&P, or Fitch, in that order, with at least one year to maturity.



** January 2, 1991.


                                    EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.


BOND FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses(+)                                 %
                                                            =====



(+) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended December 31, 1998 the management fee paid was 0.65% and total fund operating expenses were 0.75%.

                               INDEXED BOND FUND


INVESTMENT OBJECTIVE -- The Indexed Bond Fund's investment objective is to seek to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Salomon Smith Barney Broad Investment Grade Bond Index (the "BIG Index").



PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 80% of total assets in fixed income securities in the BIG Index. The BIG Index is capitalization-weighted and contains about 5500 individually priced fixed-income securities and includes investment grade corporate bonds, U.S. dollar-denominated securities of foreign issuers, U.S. Treasury or agency issues, and mortgage-backed securities, and other securities. Corporate bonds and securities of foreign issuers must be rated BBB or better by S&P or Baa or better by Moody's.



As of March 31, 1999, the approximate weighting in the BIG Index was as follows:
U.S. Treasury and agency securities      %, corporate debt securities      % and
mortgage-backed securities      %.



INVESTMENT PROCESS -- Unlike other funds which generally seek to beat market averages often with unpredictable results, index funds seek to match their respective indices. No attempt is made to manage the Fund in the traditional sense using economic, financial and market analysis. Monitor Capital Advisors, Inc., the Fund's Sub-Adviser, employs a stratified sampling method to track index performance. Using this method, the Fund invests in about 50 fixed income securities which in the aggregate are expected to mirror the performance of the BIG Index. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the BIG Index, but such changes should be infrequent. The correlation between the performance of the Fund and the BIG Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the BIG Index.



The Fund's principal investments may have fixed, variable, floating or inverse floating rates of interest. The interest rate on a floating rate debt instrument is a variable rate which is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.



RISKS -- The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities.



The Fund's ability to track the BIG Index may be affected by, among other things, transaction costs, changes in either the composition of the BIG Index or number of bonds outstanding for the components of the BIG Index, and the timing and amount of contributions to and redemptions from the Fund by shareholders.



Since the Fund invests in FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. In addition, the Fund's investments in emerging market countries present risks in greater degree than investments in developed market countries.



The Fund's principal investments include DERIVATIVES such as mortgage-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one, five and life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
INDEXED BOND FUND                       QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Indexed Bond Fund
Salomon Smith Barney Broad
Investment Grade Bond Index*



 * The Salomon Smith Barney Broad Investment Grade Bond Index is an unmanaged index that is considered representative of the U.S.
  bond market.



** January 2, 1991.


                                    EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.



INDEXED BOND FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses(+)                                 %
                                                            =====



(+) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended December 31, 1998 the management fee paid was 0.35% and total fund operating expenses were 0.50%.

                            INTERNATIONAL BOND FUND


INVESTMENT OBJECTIVE -- The International Bond Fund's investment objective is to seek to provide total return by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 65% of its total assets in foreign bonds which include debt securities of foreign governments, agencies and supranational organizations, and secondarily debt securities of corporate issuers, located in a variety of countries with a minimum of five countries other than the U.S. This includes countries with established economies as well as emerging market countries that MacKay-Shields Financial Corporation, the Fund's Sub-Adviser, believes present favorable opportunities.



INVESTMENT PROCESS -- In pursuing the Fund's investment strategy, the Fund's Sub-Adviser seeks to identify investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk and finally, evaluating individual securities based on the financial condition and competitiveness of individual companies. In making investments in foreign markets, the Sub-Adviser considers several factors including prospects for currency exchange, interest rates, inflation, relative economic growth and governmental policies.



The Fund's principal investments include debt securities (limited to 25% of net assets) rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Sub-Adviser to be of comparable quality and mortgage-backed and asset-backed securities. The Fund's principal investments may have fixed, variable, floating or inverse floating rates of interest. The interest rate on a floating rate debt instrument is a variable rate which is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.



As part of its investment strategy, the Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes or to increase the Fund's investment return. Additionally, the Fund may buy foreign currency options, securities and securities index options, and enter into swaps and futures contracts and related options. These techniques may be used for any legally permissible purpose.



RISKS -- The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities.



Since the Fund principally invests in FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. issuers. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. In addition, the Fund's investments in emerging market countries present risks in greater degree than investments in developed market countries.



The Fund's principal investments can include HIGH YIELD SECURITIES (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield because of this increased risk of loss. These securities can be also subject to greater price volatility.



The Fund's principal investments include DERIVATIVES such as floaters, including inverse floaters, and forward foreign currency options, securities and securities index options, swaps, futures contracts and related options and mortgage-backed and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
INTERNATIONAL BOND FUND                 QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
International Bond Fund(***)
Salomon Brothers Non-U.S.
Dollar World Government Bond
Index*



 * The Salomon Brothers Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market.



*** The inception date was January 31, 1990 for the International Bond Fund's predecessor separate account ("Separate Account"). Performance figures include the historical performance of the Separate Account for the period prior to the International Bond Fund's commencement of operations on January 1, 1995. MacKay-Shields Financial Corporation, the International Bond Fund's Sub-Adviser, served as investment adviser to the Separate Account, and the investment objective, policies, restrictions, guidelines and management style of the Separate Account were materially equivalent to those of the International Bond Fund. Performance figures for the period prior to January 1, 1995 have been calculated by measuring the change in value of a unit in the Separate Account from the time period specified to January 1, 1995, using the Separate Account's expense structure, which generally was higher than the expense structure of the International Bond Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance may have been adversely affected.

                                    EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.



INTERNATIONAL BOND FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses(+)                                 %
                                                            =====



(+) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended December 31, 1998 the management fee paid was 0.65% and total fund operating expenses were 0.95%.

                               MONEY MARKET FUND


INVESTMENT OBJECTIVE -- The Money Market Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.



NOT GUARANTEED -- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high quality, short-term securities.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests in high quality short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; bank and bank holding company obligations such as CDs and bankers' acceptances; commercial paper which is short-term unsecured loans to corporations; loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars; time deposits; repurchase agreements; and corporate bonds. These securities may be variable rate notes, floating rate notes and asset-backed securities. The interest rate on a floating rate debt instrument is a variable rate which is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of the floater or the period remaining until the principal amount can be recovered through demand, the market value of the floater will approximate its amortized cost.



RISKS -- Since the Fund invests in dollar-denominated FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.



The Fund's principal investments include DERIVATIVES such as variable rate notes, floating rate notes and asset-backed securities. If New York Life Insurance Company, the Fund's Sub-Adviser, is wrong about its expectations about changes in interest rates or market conditions, the use of derivatives could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be paid off reducing the value of the Fund's investments.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
MONEY MARKET FUND                       QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Money Market Fund
To come*



 * To come



** January 2, 1991


                                    EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.



MONEY MARKET FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses(+)                                 %
                                                            =====



(+) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, the management fee would be 0.39% and total fund operating expenses would be 0.50%.

                              SHORT-TERM BOND FUND


INVESTMENT OBJECTIVE -- The Short-Term Bond Fund's investment objective is to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 65% of total assets in a diversified portfolio of actively managed short-term debt securities, including securities with special features (e.g. puts and variable or floating coupon rates) which have price characteristics similar to short-term debt securities.



INVESTMENT PROCESS -- In pursuing the Fund's investment strategy, the Fund's Sub-Adviser conducts a continuing review of yields and other information derived from data bases which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Sub-Adviser in determining whether to increase or decrease the investment emphasis placed on a particular type of security or industry sector within the Fund's investment portfolio.



The Fund's principal investments include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and asset-backed securities; CDs, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations and debt securities issued by U.S. corporate entities. The Fund invests in securities rated Baa or better by Moody's or BBB or better by S&P, or if unrated, determined by MacKay-Shields Financial Corporation, the Fund's Sub-Adviser, to be of comparable quality; and invests in corporate commercial paper only if rated, when purchased, Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Sub-Adviser, to be of comparable quality. The Fund's principal investments may have fixed, variable, floating or inverse floating rates of interest. The interest rate on a floating rate debt instrument is a variable rate which is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The effective maturity of the Fund's portfolio will be less than three years.



As part of the Fund's principal strategies, the Sub-Adviser may use investment practices such as mortgage dollar rolls and portfolio securities lending.



RISKS -- The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities.



The Fund's investments include DERIVATIVES such as options, futures, mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



The Fund's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. A mortgage dollar roll is a transaction in which a Fund sells mortgage-backed securities from its portfolio to a counterparty and at the same time agrees to buy a similar security from the same party at a later date. The principal risk of MORTGAGE DOLLAR ROLLS is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
SHORT-TERM BOND FUND                    QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Short-Term Bond Fund
Salomon 1-3 Year Treasury
Index*



 * To come



** January 2, 1991.


                                    EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.



SHORT-TERM BOND FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses(+)                                 %
                                                            =====



(+) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended December 31, 1998 the management fee paid was 0.38% and total fund operating expenses were 0.60%.

                   More About Investment Strategies and Risks



Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the prospectus. The information below further describes the principal investments, investment practices and risks pertinent to a Fund.



DERIVATIVE SECURITIES



The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indexes. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Sub-Adviser is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. In addition, the leverage associated with inverse floaters may result in greater volatility in their market value than other income-producing securities.


FOREIGN SECURITIES



Foreign investments could be more difficult to sell than U.S. investments. They also may subject the Fund to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.



Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.



Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. A Fund may, however, engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."


LENDING OF PORTFOLIO SECURITIES



Portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


MORTGAGE-BACKED AND
ASSET-BACKED SECURITIES



Mortgage-backed and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Sub-Adviser's ability to correctly forecast interest rates and other economic factors correctly will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.


RISK MANAGEMENT TECHNIQUES



Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward foreign currency exchange contracts and options on foreign currencies) and purchasing put or call options on securities and securities indexes.



These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.


SWAP AGREEMENTS



A Fund may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.



Whether a Fund's use of swap agreements will be successful will depend on whether the Sub-Adviser correctly predicts movements in interest rates, indexes and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. See Tax Status in the SAI for information regarding the tax considerations relating to swap agreements.


RISKS OF INVESTING IN HIGH YIELD SECURITIES
("JUNK BONDS")



Debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Sub-Adviser are sometimes referred to as junk bonds and are considered speculative.



Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


OTHER INFORMATION



The services provided to the Funds by the Manager, the Sub-Adviser and the Funds' other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Issue"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. The Manager, the Sub-Adviser and the Funds' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that they use. The Funds have no reason to believe these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurances. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Manager, the Sub-Adviser and the Funds' other service providers at this time but could have a material adverse impact on the operations of the Funds and the Manager, the Sub-Adviser and the Funds' other service providers.

            Account Policies: Buying, Selling and Exchanging Shares

                General Instructions:  Buying and Selling Shares

[CAPTION]


              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
        You are eligible to buy          Send additional investments directly to:  Write a letter of instruction that
        Institutional Class shares if                                              includes:
        you are:                         MainStay Institutional Funds Inc.
                                         P.O. Box 8407                             - your name(s) and signature(s)
        - an institutional investor      Boston, MA 02266-8407                     - your account number
          investing as an employer,                                                - Fund name(s)
          association or other group     Include the name of the appropriate Fund  - dollar amount you want to sell
          retirement plan, employee      or Funds and the account number on your
          benefit trust, financial       check.
          institution, endowment,
          foundation or corporation; or
        - in a Group IRA or Group
          Account and you bought shares
          before January 1, 1995.
        If you are participating in a
        company savings plan, such as a
        401(k), profit sharing plan,
        defined benefit plan or other
        employee-directed plan, your
        company will provide you with
        the information you need to
        open an account and to buy and
        sell shares in the Funds.
        If you are investing through a
        Group IRA or Group Account, the
        following information will help
        you buy shares:
        A plan sponsor can open an
        account.
        Complete your application and
        send it to:
        MainStay Institutional Funds
        Inc.
        P.O. Box 461
        Parsippany, NJ
        07054-0461


   IN WRITING

[CAPTION]


              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
        A plan sponsor can open an       WIRE                                      GETTING YOUR MONEY BY WIRE TRANSFER
        account, and you (or your
        sponsor, if you are investing    You or your registered representative     Be sure we have your bank account
        through a group or plan) can     should call MSS at 1-800-695-2126 for an  information on file. Call MSS at
        make an investment by calling    account number and wiring instructions.   1-800-695-2126 to request your
        MainStay Shareholder Services,   Give them to your bank, which may charge  transaction. Or, if you prefer, you
        Inc. ("MSS"), the Fund's         a fee for wiring. The wire must include   may wire your order. Proceeds will be
        transfer agent, at               your name--exactly as it appears on your  wired to your bank.
        1-800-695-2126 between 8:30 AM   application--your account number and the
        and 4:00 PM Eastern time on any  name of the Fund or Funds in which you    Generally, after receiving your sell
        day the New York Stock Exchange  want to invest. MSS must receive your     order by phone, we will send the
        is open. You'll be given an      money (and application, if it's your      proceeds by bank wire to your
        account number and wire or mail  initial investment) within three          designated bank account within seven
        instructions for sending         business days of your placing an order.   days after your redemption request is
        payment. All calls are                                                     received (one business day for the
        recorded.                                                                  Money Market Fund). Your bank may
                                                                                   charge you a fee to receive the wire
        MSS must receive your money                                                transfer.
        (and the application, if it's
        your first investment) within                                              GETTING YOUR MONEY BY CHECK
        the next three business days of                                            Call us to request your transaction. A
        placing your order.                                                        check will be sent to the address of
                                                                                   record.
                                                                                   The check will be payable to the name
                                                                                   (or names) on the account and mailed
                                                                                   to the address on the account. (See
                                                                                   the SAI for more details.)
                                                                                   Telephone or wire redemptions are not
                                                                                   permitted for shares represented by
                                                                                   certificates.


    BY TELEPHONE

[CAPTION]


              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
                                         PAYROLL DEDUCTION
                                         For making automatic investments through
                                         a payroll deduction.
                                         DIVIDEND REINVESTMENT
                                         For automatically reinvesting the
                                         dividends and distributions from one
                                         MainStay Institutional Fund in the same
                                         or another MainStay Institutional Fund.

                                                                                   SYSTEMATIC WITHDRAWAL PLAN
                                                                                   To make regular redemptions, choose
                                                                                   the plan when you open your account or
                                                                                   call MSS to request a form to add the
                                                                                   plan. Complete the form, specifying
                                                                                   the amount and frequency of
                                                                                   withdrawals you would like.
                                                                                   Withdrawals must be at least $100 a
                                                                                   month. Requires at least $10,000 in
                                                                                   the account at the time of request and
                                                                                   shares must not be in certificate
                                                                                   form.
                                                                                   CHECKWRITING SERVICES
                                                                                   For Money Market Fund only.
                                                                                   SYSTEMATIC EXCHANGES
                                                                                   If you've invested through a Group IRA
                                                                                   or Group Account, you may establish a
                                                                                   Systematic Exchange Program to have a
                                                                                   minimum of $100 exchanged periodically
                                                                                   from one MainStay Institutional Fund
                                                                                   to another MainStay Institutional Fund
                                                                                   within the same class of shares.

                                                                                   TELEPHONE EXCHANGES
                                                                                   For telephone exchanges from one
                                                                                   MainStay Institutional Fund to
                                                                                   another.


    AUTOMATICALLY

[CAPTION]


              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
        You buy shares at net asset                                                You may sell shares by calling or
        value ("NAV"). NAV is generally                                            writing MSS or your investment
        calculated as of the close of                                              professional. MSS must receive your
        trading on the New York Stock                                              order with all the information,
        Exchange (usually 4:00 pm                                                  signatures and documentation necessary
        Eastern time, except for the                                               to sell your shares. If you have share
        Money Market Fund, which is                                                certificates, you must return them
        calculated at noon) everyday                                               with your redemption request.
        the Exchange is open. When you
        buy shares, you must pay the                                               Your shares will be sold at the next
        next NAV calculated after MSS                                              NAV calculated after MSS accepts your
        accepts your order. This means                                             order. MainStay will make the payment
        all the necessary information,                                             within seven days after receiving your
        signatures and documentation                                               request in good order (one business
        has been received.                                                         day for the Money Market Fund).
        VALUING SECURITIES
        The Funds' investments are
        valued based on current market
        value, except for the Money
        Market Fund, which uses the
        amortized cost method of
        valuation. Events affecting the
        values of portfolio securities
        which occur between the time
        their prices are determined and
        the close of the Exchange will
        not be reflected in the Funds'
        calculation of NAV unless the
        Sub-Adviser deems that the
        particular event would
        materially affect NAV, in which
        case an adjustment will be
        made.


   NAV


        TO OPEN AN ACCOUNT               TO BUY MORE SHARES                        TO SELL SHARES
        MINIMUM INVESTMENTS*             If you buy shares by check and quickly    There will be no redemption, however,
                                         decide to sell them, the Fund may delay   during any period in which the right
        One of the following minimums    payment for up to 15 days to allow the    of redemption is suspended or date of
        will apply to you, depending     check to clear.                           payment is postponed because the New
        upon how you are investing:                                                York Stock Exchange is closed or
                                                                                   trading on the Exchange is restricted
        FOR INSTITUTIONAL INVESTORS:                                               or the SEC deems an emergency to
                                                                                   exist.
        - Initial combined
          investments--at least                                                    REDEMPTIONS-IN-KIND
          $250,000, which may be spread
          over a thirteen-month period                                             Each Fund reserves the right to pay
          after opening the account.                                               certain redemptions, either totally or
        - Each investment after                                                    partially, by a distribution in kind
          that--at least $1,000.                                                   of securities (instead of cash) from
                                                                                   the applicable Fund's portfolio. See
        FOR A GROUP IRA:                                                           the SAI for details.
                                                                                   NOTE: REINVESTMENT WON'T RELIEVE YOU
        If you are invested in an IRA                                              OF ANY TAX CONSEQUENCES on gains
        offered through a group:                                                   realized from the sale. The deductions
                                                                                   for losses may, however, be denied.
        - Each additional
          investment--at least $100.                                               CONVENIENT, YES . . . BUT NOT
                                                                                   RISK-FREE
        FOR A GROUP ACCOUNT:
                                                                                   Telephone redemption privileges are
        If you are a member of a group                                             convenient, but you give up some
        that participates in our Group                                             security. When you sign the
        IRA program:                                                               application to buy shares, you agree
                                                                                   that neither the MainStay
        - Each additional                                                          Institutional Funds nor MSS will be
          investment--at least $1,000.                                             liable for following phone
                                                                                   instructions that they reasonably
        *MainStay Institutional Funds                                              believe are genuine. When using the
        Inc. may also accept                                                       MainStay Audio Response System, you
        investments of smaller amounts                                             bear the risk of any loss from your
        at its discretion.                                                         errors unless the Funds or MSS fail to
                                                                                   use established safeguards for your
        Tax deductible contributions to                                            protection. These safeguards are among
        a regular IRA generally are                                                those currently in place at
        limited to $2,000 a year                                                   MainStay Institutional Funds:
        ($4,000 in the case of a
        spousal IRA). An investor in                                               - all phone calls are tape recorded;
        certain qualified retirement                                                 and
        plans may be able to open an                                               - written confirmation of every
        account with a smaller minimum                                               transaction is sent to your address
        investment.                                                                  of record.
        All investments must be in U.S.
        dollars and drawn on a U.S.
        bank. Except under certain
        circumstances, third-party
        checks cannot be accepted. If
        your check doesn't clear, your
        order will be canceled and you
        could be liable for losses or


    OTHER


        TO OPEN AN ACCOUNT               TO BUY MORE SHARES                        TO SELL SHARES
        fees. We also reserve the right
        to limit the number of checks
        processed at one time. Wires
        are not accepted when the New
        York Stock Exchange or banks
        are closed.
        The Fund has the right to close
        your account if it gets too
        small. To reduce expenses, we
        may redeem shares in any
        account valued at less than
        $10,000 ($1,000 for Group IRAs
        and Group Accounts), provided
        that the value is not based on
        fluctuations in market prices.
        We'll give you at least 30
        days' notice to give you time
        to add to your account and
        avoid the sale. We may also
        redeem your shares if you
        haven't given us the proper tax
        information.


    OTHER

SHAREHOLDER SERVICES

AUTOMATIC SERVICES


Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-MAINSTAY for a form.


EXCHANGE PRIVILEGES


Once you open an account, you may exchange shares of the same class between MainStay Institutional Funds.


IN GENERAL

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxation. Consult your tax adviser on the consequences.


MainStay may revise or terminate the systematic withdrawal plan and the exchange privileges upon written notice.


GENERAL POLICIES--PURCHASING, SELLING AND EXCHANGING SHARES

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

The Funds reserve the right to:

- refuse any purchase or exchange request that could adversely affect a Fund or its operations including those from any individual or group who, in the Fund's view, is likely to engage in excessive trading
- change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions
- change its minimum investment amounts


If you invest through a third party (rather than directly with MainStay), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

                      Decide How to Receive Your Earnings

TWO KINDS OF EARNINGS

DIVIDENDS AND INTEREST

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

WHEN THE FUNDS PAY


The Money Market Fund declares dividends daily and pays them monthly. The other Funds in this prospectus declare and distribute any dividends at least once a year.



In the Money Market Fund, you begin earning dividends the business day after MSS receives your investment and is open for business.


CAPITAL GAINS

Funds earn capital gains when they sell securities at a profit.

WHEN THE FUNDS PAY


At the end of each fiscal year, each MainStay Institutional Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.


HOW TO TAKE YOUR EARNINGS


You may choose how to receive earnings (and change your choice as often as you like) by notifying your investment professional (if permitted by the broker-dealer) or MainStay directly. If you don't make a choice on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund. In order to reinvest dividends and/or capital gains in another Fund, you must have an established account in that class of shares of that Fund. Here are your choices:



REINVEST EARNINGS IN:


- the same Fund; or

- in another Fund of your choice.



TAKE EARNINGS IN CASH

                        Understand the Tax Consequences

MOST OF YOUR DIVIDENDS ARE TAXABLE


Virtually all of the dividends you receive from The MainStay Institutional Funds are taxable, whether you take them as cash or automatically reinvest them. Some dividends will be taxable as long-term capital gains.



YOUR DIVIDENDS AND CAPITAL GAINS MAY BE TAXABLE



If you are a tax-exempt shareholder, you won't pay Federal income tax on distributions unless applicable tax laws say otherwise. If you're not tax-exempt, you will have to pay taxes on dividends whether you receive them in cash or reinvest them in more shares. Redemptions also may be taxable.



Dividends, other than from capital gains, are ordinary income. Capital gain distributions are taxable as long-term capital gain, except to the extent provided by an applicable tax exemption. Some distributions may be a return of capital or, in some cases, capital gain. You will be advised each year about the amount and nature of dividends paid to you. If you are not a tax-exempt investor, purchasing shares shortly before the record date for dividend declarations can result in a taxable return to you of a portion of the price you paid for the shares.



A Fund may pay you in January for dividends declared in October, November, or December of the previous year. If you're not tax-exempt, you will be taxed on these dividends as if you had been paid on December 31 of the previous year.


RETIREMENT PLANS

None of the dividends earned in a tax-deferred retirement plan are taxable until distributed from the plan.

TAXES ON FOREIGN INVESTMENT INCOME


(Mainly from the International Bond, International Equity and EAFE Index Funds.) Income earned from investments in foreign countries may be withheld by those countries as income taxes. Under certain circumstances, the Fund may elect to pass along tax credits or deductions to you for foreign income taxes paid, although there are no assurances that the Fund will be able to do so, or that the credits or deductions will result in a tax benefit to you.



 You should be aware that if you buy shares shortly before a dividend payment a part of your investment will be returned in the form of a dividend which may be taxable income for you.

c
    SEEK ASSISTANCE


 Your registered representative is always available to help you keep your investment goals coordinated with your tax considerations. You should, however, rely on your tax adviser for tax counsel.



 For additional information on taxation, see the SAI.

                        Know With Whom You're Investing


WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?



MainStay Management, Inc., 300 Interpace Parkway, Building A, Parsippany, NJ 07054, serves as the Funds' manager, handling business affairs for the Funds. MainStay Management, Inc. is a corporation organized under the laws of Delaware and is an indirect wholly owned subsidiary of New York Life Insurance Company. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities to the Sub-Advisers.



The Manager pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that aren't the responsibility of the Funds, including the fees paid to the Sub-Advisers.



For the fiscal year ended December 31, 1998, the Company, on behalf of each Fund, paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of that Fund as follows:



                                                  RATE PAID FOR
                                                  THE YEAR ENDED
                                                   DECEMBER 31,
                                                       1998
----------------------------------------------------------------
EAFE Index Fund.................................           %
Growth Equity Fund..............................           %*
Indexed Equity Fund.............................           %
International Equity Fund.......................           %
Multi-Asset Fund................................           %
Value Equity Fund...............................           %
Bond Fund.......................................           %
Indexed Bond Fund...............................           %
International Bond Fund.........................           %
Money Market Fund...............................           %
Short-Term Bond Fund............................           %
----------------------------------------------------------------



The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Sub-Advisers.

WHO MANAGES YOUR MONEY?


MacKay-Shields Financial Corporation, 9 West 57th St., New York, NY 10019, is the Sub-Adviser to the Bond Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short-Term Bond Fund and Value Equity Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly owned but autonomously managed subsidiary of New York Life Insurance Company. As of December 31, 1998, MacKay-
Shields managed over $     billion in assets.



New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, is the Sub-Adviser to the Money Market Fund. The company is a mutual life insurance company organized under the laws of the State of New York. Authorized to conduct business as a life insurance company since 1845, it offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement contracts. As of December 31, 1998, New York Life had total assets of
approximately $     billion and managed approximately $     billion in assets
for qualified retirement plans.



Monitor Capital Advisors, Inc., 504 Carnegie Center, Princeton, NJ 08540, is the Sub-Adviser to the EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund and the Multi-Asset Fund. Monitor Capital, formed in 1988, is a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life Insurance Company. As of December 31, 1998, Monitor Capital managed
approximately $     billion in assets.



Under the supervision of the Manager, each Sub-Adviser is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, each Sub-Adviser is paid a monthly fee by the Manager, not the Funds. (See the SAI for a breakdown of fees.) The Funds' Directors oversee the management and operations of the Funds.

PORTFOLIO MANAGERS -- BIOGRAPHIES


RAVI AKHOURY -- Mr. Akhoury has managed the Short-Term Bond and Bond Funds since inception. Mr. Akhoury joined MacKay-Shields as a Director in 1984, became Managing Director in 1988, President and member, Board of Directors in 1989, Chairman and CEO in 1992 and Senior Managing Director of MacKay-Shields and Executive Vice President of New York Life Insurance Company and Chief Executive Officer of New York Life Asset Management, a division of New York Life Insurance Company, in 1997.



RUDOLPH CARRYL -- Mr. Carryl has managed the Growth Equity Fund since August 1992. Mr. Carryl is a Managing Director of MacKay-Shields. He joined MacKay-Shields as a Director in 1992 with twelve years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.



DAVID CLEMENT -- Mr. Clement has managed the Money Market Fund since inception and is a member of the fixed income portfolio management team at New York Life Insurance Company. Mr. Clement joined the Asset Management Group of New York Life in 1990.



STEPHEN KILLIAN -- Mr. Killian has managed the Indexed Equity Fund since February 1999. Mr. Killian is a Vice President with portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies at Monitor Capital. He joined Monitor Capital in 1997 after being a Partner and Senior Portfolio Manager at RhumbLine Advisers from 1992 to 1997. Mr. Killian is a candidate in the CFA Program.



DENIS LAPLAIGE -- Mr. Laplaige has managed the Value Equity Fund since inception. Mr. Laplaige is President, Senior Managing Director and Chief Investment Officer of MacKay-Shields. He joined the firm in 1982, became a Director in 1988, Managing Director in 1991, a member of the Board of Directors in 1993, President in 1994 and Senior Managing Director and Chief Investment Officer in 1996.



JAMES MEHLING -- Mr. Mehling has managed the EAFE Index, Indexed Equity, Multi-Asset and Indexed Bond Funds since 1991. Mr. Mehling is President and Chief Investment Officer of Monitor Capital. He joined Monitor Capital in October 1991 after serving as director of risk management in the Investment Department of New York Life Insurance Company from 1989 to 1991.



EDWARD MUNSHOWER -- Mr. Munshower has managed the Bond Fund since inception and the Short-Term Bond Fund since 1993. Mr. Munshower is a Director of MacKay-Shields. He joined MacKay-Shields as a fixed income investment specialist in 1985 after having been an investment analyst for New York Life Insurance Company. Mr. Munshower has over 14 years of experience in investment management and research.



JOSEPH PORTERA -- Mr. Portera has managed the International Equity Fund since September 1998. Mr. Portera is a Director of MacKay-Shields specializing in international securities. He returned to MacKay-Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay-Shields in 1991 and was portfolio manager of the International Bond Fund from its inception to August 1995 and currently manages the Fund.



RICHARD ROSEN -- Mr. Rosen has managed the Value Equity Fund since February 1999. Mr. Rosen is a Director of MacKay-Shields in the Equity Division. He joined MacKay-Shields in January 1999 after working as a Managing Director responsible for equity securities at Prudential Investments from August 1991 to January 1999 and Senior Portfolio Manager and Vice President at Marine Midland Bank from June 1986 to August 1991.



EDMUND SPELMAN -- Mr. Spelman has managed the Growth Equity Fund since February 1991. Mr. Spelman is a Managing Director of MacKay-Shields, and specializes in equity securities. He joined MacKay-Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.



JONATHAN SWANEY -- Mr. Swaney has managed the Multi-Asset Fund since February 1999. As a Portfolio Manager at Monitor Capital, Mr. Swaney is primarily responsible for asset allocation. He joined Monitor Capital in 1997 after working as the Manager of a tax advantaged equity index product at Pine Grove Partners, a hedge fund, from 1995 to 1997 and as a fixed income statistician at The Vanguard Group, Inc. from 1993 to 1995. Mr. Swaney is a candidate in the CFA Program and has completed Level I of the Program.

                         Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual reports, which are available upon request.

 EAFE INDEX FUND



                                                                                    YEAR ENDED DECEMBER 31
                                                                  -----------------------------------------------------------
                                                                   1997         1996         1995         1994         1993
                                                                  -------      -------      -------      -------      -------
Net asset value at beginning of period......................      $ 14.00      $ 13.56      $ 12.63      $ 12.03      $  9.60
                                                                  -------      -------      -------      -------      -------
Net investment income.......................................         0.22         0.16         0.13         0.10         0.06
Net realized and unrealized gain (loss) on investments......        (0.28)        0.71         1.11         0.70         2.71
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................        (0.00)(b)    (0.00)(b)    (0.10)        0.03        (0.01)
                                                                  -------      -------      -------      -------      -------
Total from investment operations............................        (0.06)        0.87         1.14         0.83         2.76
                                                                  -------      -------      -------      -------      -------
Less dividends and distributions:
From net investment income..................................        (0.22)       (0.16)       (0.04)       (0.09)       (0.14)
From net realized gain on investments and foreign currency
  transactions..............................................        (3.39)       (0.25)       (0.14)       (0.14)       (0.19)
In excess of net investment income..........................        (0.09)       (0.02)       (0.03)          --           --
                                                                  -------      -------      -------      -------      -------
Total dividends and distributions...........................        (3.70)       (0.43)       (0.21)       (0.23)       (0.33)
                                                                  -------      -------      -------      -------      -------
Net asset value at end of period............................      $ 10.24      $ 14.00      $ 13.56      $ 12.63      $ 12.03
                                                                  =======      =======      =======      =======      =======
Total investment return.....................................         0.40%        6.45%        9.03%        6.83%       28.97%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         1.04%        1.11%        1.01%        0.57%        0.53%
  Net expenses..............................................         0.94%        0.94%        1.03%        1.26%        1.27%
  Expenses (before reimbursement)...........................         1.26%        1.23%        1.24%        1.26%        1.27%
Portfolio turnover rate.....................................            6%           4%           6%           7%          16%
Average commission rate paid................................      $0.0205      $0.0097             (c)          (c)          (c)
Net assets at end of period (in 000's)......................      $55,177      $89,029      $80,087      $72,265      $53,714



--------

(b)  Less than one cent per share.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.



 GROWTH EQUITY FUND



                                                                                      YEAR ENDED DECEMBER 31
                                                                 ----------------------------------------------------------------
                                                                   1997          1996          1995          1994          1993
                                                                 --------      --------      --------      --------      --------
Net asset value at beginning of period.....................      $  21.99      $  18.84      $  13.68      $  14.40      $  14.71
                                                                 --------      --------      --------      --------      --------
Net investment income (loss)...............................         (0.08)(b)     (0.06)(b)      0.02          0.01         (0.01)
Net realized and unrealized gain (loss) on investments.....          5.45          4.14          5.16         (0.33)         1.41
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................          5.37          4.08          5.18         (0.32)         1.40
Less dividends and distributions:
From net investment income.................................            --            --         (0.02)        (0.01)           --
From net realized gain on investments......................         (1.93)        (0.93)           --         (0.39)        (1.68)
In excess of net investment income.........................            --            --         (0.00)(c)        --            --
In excess of net realized gain on investments..............            --            --         (0.00)(c)     (0.00)(c)     (0.03)
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................         (1.93)        (0.93)        (0.02)        (0.40)        (1.71)
                                                                 --------      --------      --------      --------      --------
Net asset value at end of period...........................      $  25.43      $  21.99      $  18.84      $  13.68      $  14.40
                                                                 ========      ========      ========      ========      ========
Total investment return....................................         24.73%        21.62%        37.88%        (2.23%)        9.59%
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss).............................         (0.31%)       (0.27%)        0.12%         0.04%        (0.07%)
  Net expenses.............................................          0.93%         0.92%         0.93%         0.92%         0.90%
  Expenses (before reimbursement)..........................          0.93%         0.92%         0.93%         0.92%         0.93%
Portfolio turnover rate....................................            36%           22%           33%           37%           81%
Average commission rate paid...............................      $ 0.0596      $ 0.0604              (d)           (d)           (d)
Net assets at end of period (in 000's).....................      $700,070      $541,212      $412,129      $284,388      $258,751



--------

(b) Per share data based on average shares outstanding during the year.
(c)  Less than one cent per share.
(d) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

 INDEXED EQUITY FUND



                                                                             YEAR ENDED DECEMBER 31
                                                              ----------------------------------------------------
                                                                1997       1996       1995       1994       1993
                                                              --------   --------   --------   --------   --------
Net asset value at beginning of period......................  $  21.05   $  17.82   $  13.53   $  13.86   $  13.50
                                                              --------   --------   --------   --------   --------
Net investment income.......................................      0.37       0.34       0.35       0.33       0.30
Net realized and unrealized gain (loss) on investments......      6.54       3.69       4.64      (0.20)      0.93
                                                              --------   --------   --------   --------   --------
Total from investment operations............................      6.91       4.03       4.99       0.13       1.23
                                                              --------   --------   --------   --------   --------
Less dividends and distributions:
From net investment income..................................     (0.37)     (0.34)     (0.34)     (0.33)     (0.61)
From net realized gain on investments.......................     (0.54)     (0.46)     (0.36)     (0.13)     (0.25)
In excess of net realized gain on investments...............        --         --         --       0.00(b)    (0.01)
                                                              --------   --------   --------   --------   --------
Total dividends and distributions...........................     (0.91)     (0.80)     (0.70)     (0.46)     (0.87)
                                                              --------   --------   --------   --------   --------
Net asset value at end of period............................  $  27.05   $  21.05   $  17.82   $  13.53   $  13.86
                                                              ========   ========   ========   ========   ========
Total investment return.....................................     32.88%     22.57%     36.88%      0.90%      9.41%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      1.56%      1.96%      2.21%      2.43%      2.39%
  Net expenses..............................................      0.30%      0.44%      0.50%      0.50%      0.45%
  Expenses (before reimbursement)...........................      0.56%      0.59%      0.59%      0.58%      0.60%
Portfolio turnover rate.....................................         3%         8%         4%         5%         5%
Average commission rate paid................................  $ 0.0500   $ 0.0498           (c)         (c)         (c)
Net assets at end of period (in 000's)......................  $966,217   $617,716   $354,420   $244,685   $219,351



--------

(b)  Less than one cent per share.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.



 INTERNATIONAL EQUITY FUND



                                                                                                      JANUARY 1, 1995(A)
                                                                                                           THROUGH
                                                                 YEAR ENDED          YEAR ENDED          DECEMBER 31,
                                                              DECEMBER 31, 1997   DECEMBER 31, 1996          1995
                                                              -----------------   -----------------   ------------------
Net asset value at beginning of period......................      $  10.63            $  10.35             $ 10.00
                                                                  --------            --------             -------
Net investment income.......................................          1.14                0.64                0.36
Net realized and unrealized gain on investments.............         (0.10)               0.09                0.17
Net realized and unrealized gain on foreign currency
  transactions..............................................         (0.49)               0.51                0.18
                                                                  --------            --------             -------
Total from investment operations............................          0.55                1.24                0.71
                                                                  --------            --------             -------
Less dividends and distributions:
From net investment income..................................         (0.96)              (0.84)              (0.10)
From net realized gain on investments and foreign currency
  transactions..............................................         (0.29)              (0.12)              (0.26)
                                                                  --------            --------             -------
In excess of net investment income..........................            --                  --               (0.00)(b)
                                                                  --------            --------             -------
Total dividends and distributions...........................         (1.25)              (0.96)              (0.36)
                                                                  --------            --------             -------
Net asset value at end of period............................      $   9.93            $  10.63             $ 10.35
                                                                  ========            ========             =======
Total investment return.....................................          5.44%              12.09%               7.17%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................          1.23%               0.83%               1.05%
  Net expenses..............................................          1.00%               1.00%               1.00%
  Expenses (before reimbursement)...........................          1.04%               1.07%               1.07%
Portfolio turnover rate.....................................            37%                 23%                 26%
Average commission rate paid................................      $ 0.0302            $ 0.0349                    (c)
Net assets at end of period (in 000's)......................      $113,774            $126,280             $96,714



--------

(a)  Commencement of Operations
(b)  Less than one cent per share.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

 MULTI-ASSET FUND



                                                                                      YEAR ENDED DECEMBER 31
                                                                 ----------------------------------------------------------------
                                                                   1997          1996          1995          1994          1993
                                                                 --------      --------      --------      --------      --------
Net asset value at beginning of period.....................      $  13.19      $  11.79      $  10.67      $  11.67      $  12.02
                                                                 --------      --------      --------      --------      --------
Net investment income......................................          0.34          0.38          0.48          0.45          0.39
Net realized and unrealized gain (loss) on investments.....          3.15          1.53          2.39         (0.55)         0.59
Net realized and unrealized gain (loss) on foreign currency
  transactions.............................................        0.00(b)        (0.00)(b)     (0.01)           --            --
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................          3.49          1.91          2.86         (0.10)         0.98
                                                                 --------      --------      --------      --------      --------
Less dividends and distributions:
From net investment income.................................         (0.34)        (0.38)        (0.48)        (0.45)        (0.88)
From net realized gain on investments......................         (1.51)        (0.13)        (1.18)        (0.42)        (0.44)
In excess of net realized gain on investments..............            --            --         (0.08)        (0.03)        (0.01)
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................         (1.85)        (0.51)        (1.74)        (0.90)        (1.33)
                                                                 --------      --------      --------      --------      --------
Net asset value at end of period...........................        $14.83        $13.19        $11.79        $10.67        $11.67
                                                                 ========      ========      ========      ========      ========
Total investment return....................................         26.69%        16.16%        26.81%        (0.86%)        8.79%
Ratios (to average net assets)/Supplemental Data:
  Net investment income....................................          2.27%         2.99%         4.03%         3.63%         3.55%
  Net expenses.............................................          0.76%         0.70%         0.70%         0.70%         0.60%
  Expenses (before reimbursement)..........................          0.76%         0.75%         0.77%         0.75%         0.75%
Portfolio turnover rate....................................            19%          103%          261%          128%          101%
Average commission rate paid...............................      $ 0.0499      $ 0.0498              (c)           (c)           (c)
Net assets at end of period (in 000's).....................      $414,824      $323,790      $273,351      $229,079      $258,345



--------

(b)  Less than one cent per share.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.



 VALUE EQUITY FUND



                                                                                      YEAR ENDED DECEMBER 31
                                                                 ----------------------------------------------------------------
                                                                   1997          1996          1995          1994          1993
                                                                 --------      --------      --------      --------      --------
Net asset value at beginning of period.....................      $  15.87      $  14.43      $  11.58      $  12.40      $  14.16
                                                                 --------      --------      --------      --------      --------
Net investment income......................................          0.23          0.25          0.21          0.17          0.16
Net realized and unrealized gain (loss) on investments.....          3.31          2.98          3.20         (0.02)         1.63
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................          3.54          3.23          3.41          0.15          1.79
                                                                 --------      --------      --------      --------      --------
Less dividends and distributions:
From net investment income.................................         (0.23)        (0.25)        (0.21)        (0.17)        (0.37)
From net realized gain on investments......................         (2.82)        (1.54)        (0.35)        (0.80)        (3.18)
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................         (3.05)        (1.79)        (0.56)        (0.97)        (3.55)
                                                                 --------      --------      --------      --------      --------
Net asset value at end of period...........................      $  16.36      $  15.87      $  14.43      $  11.58      $  12.40
                                                                 ========      ========      ========      ========      ========
Total investment return....................................         22.63%        22.41%        29.42%         1.22%        14.90%
Ratios (to average net assets)/Supplemental Data:
  Net investment income....................................          1.30%         1.70%         1.64%         1.50%         1.38%
  Net expenses.............................................          0.93%         0.92%         0.93%         0.92%         0.90%
  Expenses (before reimbursement)..........................          0.93%         0.92%         0.93%         0.92%         0.93%
Portfolio turnover rate....................................            66%           50%           51%           43%           83%
Average commission rate paid...............................      $ 0.0592      $ 0.0594              (b)           (b)           (b)
Net assets at end of period (in 000's).....................      $984,220      $821,725      $603,749      $396,537      $305,060



--------

(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

 BOND FUND



                                                                             YEAR ENDED DECEMBER 31
                                                              ----------------------------------------------------
                                                                1997       1996       1995       1994       1993
                                                              --------   --------   --------   --------   --------
Net asset value at beginning of period......................  $   9.51   $   9.85   $   8.93   $   9.98   $  11.08
                                                              --------   --------   --------   --------   --------
Net investment income.......................................      0.61       0.62       0.68       0.72       0.74
Net realized and unrealized gain (loss) on investments......      0.20      (0.34)      0.92      (1.05)      0.26
                                                              --------   --------   --------   --------   --------
Total from investment operations............................      0.81       0.28       1.60      (0.33)      1.00
                                                              --------   --------   --------   --------   --------
Less dividends and distributions:
From net investment income..................................     (0.61)     (0.62)     (0.68)     (0.72)     (1.35)
From net realized gain on investments.......................        --         --         --         --      (0.65)
In excess of net realized gain on investments...............        --         --         --         --      (0.10)
                                                              --------   --------   --------   --------   --------
Total dividends and distributions...........................     (0.61)     (0.62)     (0.68)     (0.72)     (2.10)
                                                              --------   --------   --------   --------   --------
Net asset value at end of period............................  $   9.71   $   9.51   $   9.85   $   8.93   $   9.98
                                                              ========   ========   ========   ========   ========
Total investment return.....................................      8.57%      2.80%     17.88%     (3.31%)     9.74%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      6.21%      6.10%      6.62%      7.13%      6.86%
  Net Expenses..............................................      0.75%      0.75%      0.75%      0.75%      0.70%
  Expenses (before reimbursement)...........................      0.85%      0.86%      0.86%      0.82%      0.84%
Portfolio turnover rate.....................................       338%       398%       470%       478%       567%
Net assets at end of period (in 000's)......................  $183,846   $177,009   $193,518   $202,970   $219,834



 INDEXED BOND FUND



                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                1997       1996       1995       1994       1993
                                                              --------   --------   --------   --------   --------
Net asset value at beginning of period......................  $  10.52   $  10.99   $  10.06   $  11.08   $  11.65
                                                              --------   --------   --------   --------   --------
Net investment income.......................................      0.73       0.76       0.82       0.65       0.67
Net realized and unrealized gain (loss) on investments......      0.22      (0.48)      1.00      (1.03)      0.38
                                                              --------   --------   --------   --------   --------
Total from investment operations............................      0.95       0.28       1.82      (0.38)      1.05
                                                              --------   --------   --------   --------   --------
Less dividends and distributions:
From net investment income..................................     (0.73)     (0.75)     (0.82)     (0.64)     (1.46)
From net realized gain on investments.......................        --         --      (0.07)        --      (0.15)
In excess of net realized gain on investments...............        --         --         --         --      (0.01)
                                                              --------   --------   --------   --------   --------
Total dividends and distributions...........................     (0.73)     (0.75)     (0.89)     (0.64)     (1.62)
                                                              --------   --------   --------   --------   --------
Net asset value at end of period............................  $  10.74   $  10.52   $  10.99   $  10.06   $  11.08
                                                              ========   ========   ========   ========   ========
Total investment return.....................................      9.01%      2.55%     18.07%     (3.44%)     9.64%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      6.60%      6.21%      6.38%      6.13%      6.19%
  Net expenses..............................................      0.50%      0.50%      0.50%      0.50%      0.45%
  Expenses (before reimbursement)...........................      0.65%      0.65%      0.63%      0.61%      0.61%
Portfolio turnover rate.....................................        32%       312%       284%       274%       213%
Net assets at end of period (in 000's)......................  $117,922   $109,482   $163,219   $169,404   $159,792

 INTERNATIONAL BOND FUND



                                                                                                      JANUARY 1, 1995(A)
                                                                 YEAR ENDED          YEAR ENDED            THROUGH
                                                              DECEMBER 31, 1997   DECEMBER 31, 1996    DECEMBER 31,1995
                                                              -----------------   -----------------   ------------------
Net asset value at beginning of period......................       $ 11.10             $ 11.16             $ 10.00
                                                                   -------             -------             -------
Net investment income.......................................          1.01                1.21                0.70
Net realized and unrealized gain on investments.............         (1.11)               0.11                1.12
Net realized and unrealized gain on foreign currency
  transactions..............................................          0.40                0.27                0.02
                                                                   -------             -------             -------
Total from investment operations............................          0.30                1.59                1.84
                                                                   -------             -------             -------
Less dividends and distributions:
From net investment income and net realized gain on foreign
  currency transactions.....................................         (0.99)              (1.37)              (0.55)
From net realized gain on investments.......................         (0.36)              (0.28)              (0.13)
                                                                   -------             -------             -------
Total dividends and distributions...........................         (1.35)              (1.65)              (0.68)
                                                                   -------             -------             -------
Net asset value at end of period............................       $ 10.05             $ 11.10             $ 11.16
                                                                   =======             =======             =======
Total investment return.....................................          2.62%              14.32%              18.46%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................          5.86%               6.02%               6.61%
  Net expenses..............................................          0.95%               0.95%               0.95%
  Expenses (before reimbursement)...........................          1.10%               1.08%               1.03%
Portfolio turnover rate.....................................           186%                 57%                 92%
Net assets at end of period (in 000's)......................       $48,613             $51,980             $44,388



--------

(a)  Commencement of operations.



 MONEY MARKET FUND



                                                                                YEAR ENDED DECEMBER 31
                                                              ----------------------------------------------------------
                                                                1997          1996        1995        1994        1993
                                                              --------      --------    --------    --------    --------
Net asset value at beginning of period......................  $   1.00      $   1.00    $  1.00     $  1.00     $  1.00
                                                              --------      --------    -------     -------     -------
Net investment income.......................................      0.05          0.05       0.05        0.04        0.03
                                                              --------      --------    -------     -------     -------
Less dividends and distributions:
From net investment income..................................     (0.05)        (0.05)     (0.05)      (0.04)      (0.03)
From net realized gain on investments.......................     (0.00)(b)        --         --          --          --
                                                              --------      --------    -------     -------     -------
Total dividends and distributions...........................     (0.05)        (0.05)     (0.05)      (0.04)      (0.03)
                                                              --------      --------    -------     -------     -------
Net asset value at end of period............................  $   1.00      $   1.00    $  1.00     $  1.00     $  1.00
                                                              ========      ========    =======     =======     =======
Total investment return.....................................      5.27%         5.11%      5.63%       3.88%       2.89%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................      5.18%         5.00%      5.48%       3.89%       2.85%
  Net expenses..............................................      0.50%         0.50%      0.50%       0.50%       0.45%
  Expenses (before reimbursement)...........................      0.61%         0.67%      0.73%       0.68%       0.67%
Net assets at end of period (in 000's)......................  $190,319      $110,760    $67,869     $65,106     $75,832



--------

(b)  Less than one cent per share.

 SHORT-TERM BOND FUND



                                                                           YEAR ENDED DECEMBER 31
                                                              ------------------------------------------------
                                                               1997      1996      1995      1994       1993
                                                              -------   -------   -------   -------   --------
Net asset value at beginning of period......................  $  9.48   $  9.68   $  9.37   $ 10.33   $  11.23
Net investment income.......................................     0.67      0.66      0.65      0.97       0.72
Net realized and unrealized gain (loss) on investments......    (0.09)    (0.20)     0.31     (0.96)     (0.12)
                                                              -------   -------   -------   -------   --------
Total from investment operations............................     0.58      0.46      0.96      0.01       0.60
                                                              -------   -------   -------   -------   --------
Less dividends and distributions:
From net investment income..................................    (0.67)    (0.66)    (0.65)    (0.97)     (1.36)
From net realized gain on investments.......................       --        --        --        --      (0.04)
In excess of net investment income..........................       --        --        --        --      (0.02)
In excess of net realized gain on investments...............       --        --        --        --      (0.08)
Total dividends and distributions...........................    (0.67)    (0.66)    (0.65)    (0.97)     (1.50)
                                                              -------   -------   -------   -------   --------
Net asset value at end of period............................  $  9.39   $  9.48   $  9.68   $  9.37   $  10.33
                                                              =======   =======   =======   =======   ========
Total investment return.....................................     6.13%     4.81%    10.27%     0.11%      5.67%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     6.24%     5.85%     6.38%     5.90%      6.32%
  Net expenses..............................................     0.60%     0.60%     0.60%     0.60%      0.55%
  Expenses (before reimbursement)...........................     0.82%     0.79%     0.82%     0.72%      0.68%
Portfolio turnover rate.....................................      153%      195%      171%      269%       232%
Net assets at end of period (in 000's)......................  $46,674   $57,805   $50,902   $62,340   $148,846

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE RELATED STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER BY THE COMPANY OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.


MAINSTAY INSTITUTIONAL FUNDS INC.LOGO
NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway
Building A
Parsippany, New Jersey 07054

Distributor of MainStay Institutional Funds Inc.

NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

NYLIFE.LOGO

RECYCLE.LOGO
MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Funds. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provides additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to NYLIFE Distributors Inc., 300 Interpace Parkway, Building A, Parsippany, N.J. 07054, call 1-800-MAINSTAY (1-800-624-6782) or visit our website at mainstayfunds.com.

You can obtain information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330). You may visit the SEC's website at sec.gov or you may send your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

MAINSTAY INSTITUTIONAL FUNDS INC.


SEC File Number: 811-6175

                       This page intentionally left blank

                       This page intentionally left blank

             USE BACK COVER FOR MAINSTAY INSTITUTIONAL FUNDS, INC.

                       MAINSTAY INSTITUTIONAL FUNDS INC.


                       INSTITUTIONAL SERVICE CLASS SHARES


                                PROSPECTUS DATED
                                  MAY 1, 1999

   MainStay Institutional Funds Inc. Prospectus                   May 1, 1999


Institutional Service Class


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MainStay Institutional Funds offers 11 no-load mutual funds with a broad range of investment choices.

  EQUITY

EAFE Index Fund............................................................... 4
Growth Equity Fund............................................................ 6
Indexed Equity Fund........................................................... 8
International Equity Fund.....................................................10
Multi-Asset Fund..............................................................12
Value Equity Fund.............................................................14

  FIXED INCOME

Bond Fund.....................................................................16
Indexed Bond Fund.............................................................18
International Bond Fund.......................................................20
Money Market Fund.............................................................22
Short-Term Bond Fund..........................................................24

                                 What's Inside?

Investment Objectives, Strategies and Risks: An Overview...................... 3
Descriptions of Each Fund..................................................... 4

More About Investment Strategies and Risks....................................26


Service
Fees...                                                                       27


Account Policies: Buying, Selling and Exchanging Shares.......................28


Decide How to Receive Your Earnings...........................................35


Understand the Tax Consequences...............................................36


Know With Whom You're Investing...............................................37


Financial
Highlights...                                                                 40

            Investment Objectives, Strategies and Risks: An Overview

EQUITY AND FIXED INCOME FUNDS
This prospectus discusses 11 mutual funds (the "Funds") which invest for varying combinations of income and capital appreciation. Each of the Funds is managed by MainStay Management, Inc. and has a Sub-Adviser that is responsible for the day to day operations of the Fund. Each of the Funds pursues somewhat different strategies to achieve its objective, but all of the Equity Funds invest, under normal market conditions, primarily in equity securities and all of the Fixed Income Funds invest, under normal market conditions, primarily in debt or fixed income securities.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Funds may buy equity securities through principal stock exchanges, such as the New York Stock Exchange or the American Stock Exchange, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and companies may raise needed cash by issuing or selling debt securities to investors. The Funds may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument.

Each of the Funds described in this prospectus invests in particular types of securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this prospectus.

NOT INSURED
An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although, the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

YOU COULD LOSE MONEY
Before considering one or more investments, you should understand that you could lose money.

NAV WILL FLUCTUATE
Security values change. For debt securities this usually happens when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. The value of Fund shares will in turn fluctuate based on the value of the Fund's holdings. Other factors, such as changes in company or industry conditions, changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes and changes in the average maturity of a Fund's investment can also affect security values and Fund share prices. Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

TEMPORARY INVESTMENTS
In times of unusual or adverse conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, each Fund (except the Money Market Fund) may invest all or a portion of its assets in cash or cash equivalent short-term obligations such as obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states; or in money market funds, repurchase and reverse repurchase agreements, time deposits, certificates of deposit, bankers' acceptances and commercial paper (the Growth Equity Fund and Value Equity Fund may only invest up to 50% of total assets). In addition, the International Equity Fund may invest up to 5% of its assets in debt instruments rated below investment grade.

NON-DIVERSIFIED
The International Bond Fund is "non-diversified" which means that the Fund may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible to risks associated with a single economic, political or regulatory occurrence than diversified funds.

PORTFOLIO TURNOVER
Portfolio turnover measures the amount of trading a Fund does during the year. The turnover for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

MORE INFORMATION
The next section of this prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of each of the 11 Funds offered in this prospectus. Please review it carefully.

                                EAFE INDEX FUND

INVESTMENT OBJECTIVE -- The EAFE Index Fund's investment objective is to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index")(1).


PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests in a statistically selected sample of securities in the EAFE Index, which is a capitalization-weighted index of stock and stock-related securities from countries outside the United States. The Fund normally invests at least 80% of its total assets in stocks in the EAFE Index.



INVESTMENT PROCESS -- Unlike other funds which generally seek to beat market averages often with unpredictable results, index funds seek to match their respective indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. Monitor Capital Advisors, Inc., the Fund's Sub-Adviser, uses advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the EAFE Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because

------------

(1)The EAFE Index is an unmanaged index generally considered representative of the international stock market. The Fund is neither sponsored by nor affiliated with Morgan Stanley.
of changes in the composition of the EAFE Index, but such changes should be infrequent. The correlation between the performance of the Fund and the EAFE Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the EAFE Index.


RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.



Since the Fund principally invests in FOREIGN SECURITIES, it will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. In addition, the Fund's investments in emerging market countries present risks in greater degree than investments in developed market countries.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. Performance figures for Institutional Service Class shares, first offered on January 1, 1995, include the historical performance of the Institutional Class from the Fund's inception (January 2, 1991) up to December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
EAFE INDEX FUND                         QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter


          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
EAFE Index Fund
MSCI EAFE Index*

 * The MSCI EAFE Index--is an unmanaged index generally considered to be representative of the international stock market.

** January 2, 1991.


                                    EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.


EAFE INDEX FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Shareholder Service Fees                                    0.25%
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses(+)                                 %
                                                            =====



(+)  The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended December 31, 1998 the management fee paid
     was     % and total fund operating expenses were     %.

                               GROWTH EQUITY FUND

INVESTMENT OBJECTIVE -- The Growth Equity Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.


PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 65% of total assets in equity securities.



INVESTMENT PROCESS -- The Fund normally invests in securities of companies with investment characteristics such as:



- participation in expanding product or service markets;



- increasing unit sales volume;



- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500 Index;(1) or



- increasing return on investment.



The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, depending upon the economic environment and the relative attractiveness of the various securities

------------


(1)"S&P 500 Composite Stock Price Index" and "S&P 500" are trademarks of The McGraw Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market.


markets. As a result the Fund may invest in securities of companies without some or all of the listed characteristics which, in the judgment of the Sub-Adviser, are ready for a rise in price, or expected to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand or changes in the economy.



RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indexes, such as the Dow Jones Industrial Average and the S&P 500 Index.



The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. Performance figures for Institutional Service Class shares, first offered on January 1, 1995, include the historical performance of the Institutional Class from the Fund's inception (January 2, 1991) up to December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
GROWTH EQUITY FUND                      QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter


          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Growth Equity Fund
S&P 500*

 * The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

** January 2, 1991.


                                    EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.


GROWTH EQUITY FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                  %
Distribution and/or Service (12b-1) Fees                    None
Shareholder Service Fees                                    0.25%
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses                                    %
                                                            =====



                              INDEXED EQUITY FUND


INVESTMENT OBJECTIVE -- The Indexed Equity Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Composite Stock Price Index.(3)


PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 80% of total assets in stocks in the S&P 500 Index in the same proportion as they are represented in the S&P 500 Index, to the extent feasible.


INVESTMENT PROCESS -- Unlike other funds which generally seek to beat market averages often with unpredictable results, index funds seek to match their respective indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. Monitor Capital Advisors, Inc., the Fund's Sub-Adviser, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500 Index, but such changes should be infrequent. The correlation

------------


(3)"S&P 500 Composite Stock Price Index" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is capitalization-weighted and includes 500 different industrial, utility, financial and transportation sector companies selected by Standard & Poor's. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. Stock Market. Typically, companies included in the S&P 500 are the largest and most dominant firms in their respective industries.


between the performance of the Fund and the S&P 500 Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index.



The Fund's investments also include derivatives such as stock index futures to replicate the S&P 500 Index and for cash management purposes.



RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.



The Fund's ability to mirror the S&P 500 Index may be affected by, among other things, transactions costs, changes in either the makeup of the S&P 500 Index or number of shares outstanding for the components of the S&P 500 Index, and the timing and amount of contributions to, and redemptions from, the Fund by shareholders. If the value of the S&P 500 Index declines, the net asset value of shares of the Fund will also decline.



The Fund's investments include DERIVATIVES such as stock index futures. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates or indexes. The Fund may use derivatives to try to enhance returns. The Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. Performance figures for Institutional Service Class shares, first offered on January 1, 1995, include the historical performance of the Institutional Class from the Fund's inception (January 2, 1991) up to December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
INDEXED EQUITY FUND                     QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter


          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Indexed Equity Fund
S&P 500*

 * The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

** January 2, 1991.


                                    EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.


INDEXED EQUITY FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Shareholder Service Fees                                    0.25%
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses(+)                                 %
                                                            =====



(+)  The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended December 31, 1998 the management fee paid
     was     % and total fund operating expenses were     %.

                           INTERNATIONAL EQUITY FUND


INVESTMENT OBJECTIVE -- The International Equity Fund's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 65% of total assets in equity securities of foreign corporations wherever organized, which do business mainly outside the United States. Investments will be made in a variety of countries with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay-Shields Financial Corporation, the Fund's Sub-Adviser, believes present favorable opportunities.



INVESTMENT PROCESS -- In pursuing the Fund's investment strategy, the Fund's Sub-Adviser seeks to identify investment opportunities by beginning with country selection. Local currencies are then assessed for upside potential and downside risk. Finally, individual securities are evaluated based on the financial condition and competitiveness of individual companies. In making investments in foreign markets, the Sub-Adviser considers several factors including prospects for currency exchange, interest rates, inflation, relative economic growth and governmental policies.



As part of its investment strategy, the Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes or to increase the Fund's investment return. In addition, the Fund may buy derivatives such as foreign currency options, securities and securities index options, foreign currency options, and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose including to increase the Fund's returns.



RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.



Since the Fund principally invests in FOREIGN SECURITIES, it will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available company information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than investments in developed market countries.



The Fund's investments include DERIVATIVES such as options, futures, forwards and swaps. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



ADDITIONAL TEMPORARY INVESTMENTS -- In unusual market conditions, the Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds and cash and cash equivalents.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. Performance figures for Institutional Service Class Shares, first offered on January 1, 1995, include the historical performance of the Institutional Class from the Fund's inception (July 31, 1992) up to December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structure. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
INTERNATIONAL EQUITY FUND               QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
International Equity Fund***
MSCI EAFE Index*


 * The Morgan Stanley Capital International Europe, Australia, Far East Index--The EAFE Index--is an unmanaged index generally considered to be representative of the international stock market.


 ** The inception date was July 31, 1992 for the International Equity Fund's predecessor separate account ("Separate Account").



*** Performance figures include the historical performance of the Separate
    Account for the period prior to the International Equity Fund's commencement of operations on January 1, 1995. MacKay-Shields Financial Corporation, the International Equity Fund's sub-adviser, served as investment adviser to the Separate Account, and the investment objective, policies, restrictions, guidelines and management style of the Separate Account were materially equivalent to those of the International Equity Fund. Performance figures for the period prior to January 1, 1995 have been calculated by measuring the change in value of a unit in the Separate Account from the time period specified to January 1, 1995, using the Separate Account's expense structure, which generally was higher than the expense structure of the International Equity Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance may have been adversely affected.

                                    EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.


INTERNATIONAL EQUITY FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                  %
Distribution and/or Service (12b-1) Fees                    None
Shareholder Service Fees                                    0.25%
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses                                    %
                                                            =====

                                MULTI-ASSET FUND


INVESTMENT OBJECTIVE -- The Multi-Asset Fund's investment objective is to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests in the three asset classes subject to the following constraints: 30% to 80% of net assets in common stocks selected to parallel the performance of the S&P 500 Index for the domestic common stock portion of the Fund; 10% to 60% of net assets in fixed income securities selected to parallel the performance of the Salomon Smith Barney Broad Investment Grade Bond Index ("BIG Index")(4) (although the securities don't have to be in the BIG Index); and 10% to 60% of net assets in selected money market instruments. The expected return for money market instruments is the current yield on three-month Treasury Bills.



In pursuing the Fund's investment strategy within the above constraints, the Fund may also invest up to 20% of total assets in foreign securities of developed and emerging market countries.



INVESTMENT PROCESS -- The Fund attempts to achieve its objective through active management and allocation of investments among the three asset classes by Monitor Capital Advisors, Inc., the Fund's Sub-Adviser. The presence of the constraints however, may restrict the Sub-Adviser's ability to fully maximize total return. To determine the best investment levels, the Sub-Adviser estimates risk, return and correlation for the three asset groups based on a disciplined valuation methodology. Although these levels maintain the balanced nature of the overall investments, they are not intended to act as a fully balanced investment program.



As part of its investment strategy, the Fund may also invest in derivatives such as stock index futures to rebalance or alter its portfolio composition and risk

------------

(4)The BIG Index is a capitalization-weighted index that contains about 5,500 individually priced fixed income securities. The BIG Index is an unmanaged index generally considered representative of the U.S. bond market.

profile and to diversify the Fund's holding where futures transactions are more efficient than direct investment transactions; and in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose.



RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities.



Overall, the Fund's performance depends on the Sub-Adviser's ability to consistently and correctly determine the relative attractiveness of the asset classes. However, prices change not only in response to economic factors but to psychological factors as well. These factors are difficult to interpret and quantify. It is therefore possible for the Fund to have a small investment in stocks during a period of rising stock prices, or a small investment in bonds during a period of rising bond prices.



Since the Fund invests in FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, political and economic instability, less publicly available company information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. In addition, the Fund's investments in emerging market countries present risks in greater degree than investments in developed market countries.



The Fund's principal investments include DERIVATIVES such as options and stock index futures. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. Performance figures for Institutional Service Class shares, first offered on January 1, 1995, include the historical performance of the Institutional Class from the Fund's inception (January 2, 1991) up to December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
MULTI-ASSET FUND                        QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter


          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Multi-Asset Fund
To come*

 * To come


** January 2, 1991.


                                    EXPENSES
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.


MULTI-ASSET FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Shareholder Service Fees                                    0.25%
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses                                    %
                                                            =====




                               VALUE EQUITY FUND


INVESTMENT OBJECTIVE -- The Value Equity Fund's investment objective is to seek maximum long-term total return from a combination of capital growth and income. The Fund is not designed or managed primarily to produce current income.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 65% of total assets in equity securities.



INVESTMENT PROCESS -- The Fund principally invests in common stocks which:



- MacKay-Shield's Financial Corporation, the Fund's Sub-Adviser, believes were "undervalued" (selling below their value) when purchased;



- typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and



- are listed on a national securities exchange or are traded in the over-the-counter market.



In pursuing the Fund's investment strategy, the Sub-Adviser emphasizes investment in securities which are, in its opinion, undervalued at the time of purchase. The Sub-Adviser's value investment process focuses on such factors as low price to earnings and price to cash flow ratios, financial strength, and earnings predictability. If, in the Sub-Adviser's opinion, a stock has reached its full value, it will usually be sold and replaced by securities considered to be undervalued. The Sub-Adviser also emphasizes investment in dividend-paying stocks listed on a national securities exchange or traded in the over-the-counter market, although the Fund may invest in non-dividend paying stock, based on the Sub-Adviser's judgment.



RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.



The principal risk of investing in value stocks in which the Fund invests is that they may never reach what the Sub-Adviser believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. Performance figures for Institutional Service Class shares, first offered on January 1, 1995, include the historical performance of the Institutional Class from the Fund's inception (January 2, 1991) up to December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
VALUE EQUITY FUND                       QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter


          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Value Equity Fund
To come*

 * To come


** January 2, 1991.


                                    EXPENSES
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.


VALUE EQUITY FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Shareholder Service Fees                                    0.25%
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses                                    %
                                                            =====




                                   BOND FUND



INVESTMENT OBJECTIVE -- The Bond Fund's investment objective is to seek to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 70% of total assets in debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities and loan participation interests. The effective maturity of this portion of the Fund's portfolio will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as judged by MacKay-Shields Financial Corporation, the Fund's Sub-Adviser. At least 65% percent of the Fund's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Sub-Adviser to be of comparable quality.



Normally the Fund may use up to 30% of its total assets to shorten or lengthen the portfolio's effective maturity. This portion of the Fund's assets may be invested in: long-term U.S. Treasuries (ten to thirty years) and cash equivalent short-term obligations including certificates of deposit, time deposits, bankers' acceptances issued by U.S. or foreign banks, certificates of deposit and time deposits issued by savings and loan associations, commercial paper, repurchase agreements and reverse repurchase agreements.



INVESTMENT PROCESS -- In pursuing the Fund's investment strategy, the Fund's Sub-Adviser conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Sub-Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.



The Fund's principal investments include debt securities of U.S. issuers, including derivatives such as mortgaged-backed and asset-backed securities. Principal investments which must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund's principal investments may have fixed, floating or inverse floating rates of interest. The interest rate on a floating rate debt instrument is a variable rate which is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.



As part of the Fund's principal strategies, the Sub-Adviser may use investment practices such as mortgage dollar rolls and portfolio securities lending.



RISKS -- The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities.



The Fund's investments include DERIVATIVES such as mortgage-backed and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



The Fund's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. A mortgage dollar roll is a transaction in which a Fund sells mortgage-backed securities from its portfolio to a counterparty and at the same time agrees to buy a similar security from the same party at a later date. The principal risk of MORTGAGE DOLLAR ROLLS is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. Performance figures for Institutional Service Class shares, first offered on January 1, 1995, include the historical performance of the Institutional Class from the Fund's inception (January 2, 1991) up to December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
BOND FUND                               QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter


          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Bond Fund
Lehman Brothers
Gov't/Corporate Bond Index*

 * The Lehman Brothers Gov't/Corporate Bond Index includes issues of the U.S. government and agencies thereof, as well as fixed rate debt-issues that are rated investment grade by Moody's, S&P, or Fitch, in that order, with at least one year to maturity.

** January 2, 1991.


                                    EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.


BOND FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Shareholder Service Fees                                    0.25%
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses(+)                                 %
                                                            =====



(+)  The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended December 31, 1998 the management fee paid
     was     % and total fund operating expenses were     %.

                               INDEXED BOND FUND


INVESTMENT OBJECTIVE -- The Indexed Bond Fund's investment objective is to seek to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Salomon Smith Barney Broad Investment Grade Bond Index (the "BIG Index").



PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 80% of total assets in fixed income securities in the BIG Index. The BIG Index is capitalization-weighted and contains about 5500 individually priced fixed-income securities and includes investment grade corporate bonds, U.S. dollar-denominated securities of foreign issuers, U.S. Treasury or agency issues, and mortgage-backed securities, and other securities. Corporate bonds and securities of foreign issuers must be rated BBB or better by S&P or Baa or better by Moody's.



As of March 31, 1999, the approximate weighting in the BIG Index was as follows:
U.S. Treasury and agency securities      %, corporate debt securities      % and
mortgage-backed securities      %.



INVESTMENT PROCESS -- Unlike other funds which generally seek to beat market averages often with unpredictable results, index funds seek to match their respective indices. No attempt is made to manage the Fund in the traditional sense using economic, financial and market analysis. Monitor Capital Advisors, Inc., the Fund's Sub-Adviser, employs a stratified sampling method to track index performance. Using this method, the Fund invests in about 50 fixed income securities which in the aggregate are expected to mirror the performance of the BIG Index. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the BIG Index, but such changes should be infrequent. The correlation between the performance of the Fund and the BIG Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the BIG Index.



The Fund's principal investments may have fixed, variable, floating or inverse floating rates of interest. The interest rate on a floating rate debt instrument is a variable rate which is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.



RISKS -- The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities.



The Fund's ability to track the BIG Index may be affected by, among other things, transaction costs, changes in either the composition of the BIG Index or number of bonds outstanding for the components of the BIG Index, and the timing and amount of contributions to and redemptions from the Fund by shareholders.



Since the Fund invests in FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. In addition, the Fund's investments in emerging market countries present risks in greater degree than investments in developed market countries.



The Fund's principal investments include DERIVATIVES such as mortgage-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one, five and life of the Fund compare to those of a broad-based securities market index. Performance figures for Institutional Service Class shares, first offered on January 1, 1995, include the historical performance of the Institutional Class from the Fund's inception (January 2, 1991) up to December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
INDEXED BOND FUND                       QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter


          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Indexed Bond Fund
Salomon Smith Barney Broad
Investment Grade Bond Index*

 * The Salomon Smith Barney Broad Investment Grade Bond Index is an unmanaged index that is considered representative of the U.S.
  bond market.


** January 2, 1991.


                                    EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.


INDEXED BOND FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Shareholder Service Fees                                    0.25%
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses(+)                                 %
                                                            =====



(+)  The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended December 31, 1998 the management fee paid
     was     % and total fund operating expenses were     %.

                            INTERNATIONAL BOND FUND


INVESTMENT OBJECTIVE -- The International Bond Fund's investment objective is to seek to provide total return by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 65% of its total assets in foreign bonds which include debt securities of foreign governments, agencies and supranational organizations, and secondarily debt securities of corporate issuers, located in a variety of countries with a minimum of five countries other than the U.S. This includes countries with established economies as well as emerging market countries that MacKay-Shields Financial Corporation, the Fund's Sub-Adviser, believes present favorable opportunities.



INVESTMENT PROCESS -- In pursuing the Fund's investment strategy, the Fund's Sub-Adviser seeks to identify investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk and finally, evaluating individual securities based on the financial condition and competitiveness of individual companies. In making investments in foreign markets, the Sub-Adviser considers several factors including prospects for currency exchange, interest rates, inflation, relative economic growth and governmental policies.



The Fund's principal investments include debt securities (limited to 25% of net assets) rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Sub-Adviser to be of comparable quality and mortgage-backed and asset-backed securities. The Fund's principal investments may have fixed, variable, floating or inverse floating rates of interest. The interest rate on a floating rate debt instrument is a variable rate which is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.



As part of its investment strategy, the Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes or to increase the Fund's investment return. Additionally, the Fund may buy foreign currency options, securities and securities index options, and enter into swaps and futures contracts and related options. These techniques may be used for any legally permissible purpose.



RISKS -- The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities.



Since the Fund principally invests in FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. issuers. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. In addition, the Fund's investments in emerging market countries present risks in greater degree than investments in developed market countries.



The Fund's principal investments can include HIGH YIELD SECURITIES (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield because of this increased risk of loss. These securities can be also subject to greater price volatility.



The Fund's principal investments include DERIVATIVES such as floaters, including inverse floaters, and forward foreign currency options, securities and securities index options, swaps, futures contracts and related options and mortgage-backed and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. Performance figures for Institutional Service Class shares, first offered on January 1, 1995, include the historical performance of the Institutional Class from the Fund's inception (January 31, 1990) up to December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
INTERNATIONAL BOND FUND                 QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
International Bond Fund***
Salomon Brothers Non-U.S.
Dollar World Government Bond
Index*


  * The Salomon Brothers Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market.


 ** The inception date was January 31, 1990 for the International Bond Fund's predecessor separate account ("Separate Account").



*** Performance figures include the historical performance of the Separate
    Account for the period prior to the International Bond Fund's commencement of operations on January 1, 1995. MacKay-Shields Financial Corporation, the International Bond Fund's Sub-Adviser, served as investment adviser to the Separate Account, and the investment objective, policies, restrictions, guidelines and management style of the Separate Account were materially equivalent to those of the International Bond Fund. Performance figures for the period prior to January 1, 1995 have been calculated by measuring the change in value of a unit in the Separate Account from the time period specified to January 1, 1995, using the Separate Account's expense structure, which generally was higher than the expense structure of the International Bond Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance may have been adversely affected.

                                    EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.


INTERNATIONAL BOND FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Shareholder Service Fees                                    0.25%
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses(+)                                 %
                                                            =====



(+)  The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended December 31, 1998 the management fee paid
     was     % and total fund operating expenses were     %.

                               MONEY MARKET FUND


INVESTMENT OBJECTIVE -- The Money Market Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.



NOT GUARANTEED -- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high quality, short-term securities.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests in high quality short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; bank and bank holding company obligations such as CDs and bankers' acceptances; commercial paper which is short-term unsecured loans to corporations; loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars; time deposits; repurchase agreements; and corporate bonds. These securities may be variable rate notes, floating rate notes and asset-backed securities. The interest rate on a floating rate debt instrument is a variable rate which is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of the floater or the period remaining until the principal amount can be recovered through demand, the market value of the floater will approximate its amortized cost.



RISKS -- Since the Fund invests in dollar-denominated FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.



The Fund's principal investments include DERIVATIVES such as variable rate notes, floating rate notes and asset-backed securities. If New York Life Insurance Company, the Fund's Sub-Adviser, is wrong about its expectations about changes in interest rates or market conditions, the use of derivatives could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be paid off reducing the value of the Fund's investments.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. Performance figures for Institutional Service Class shares, first offered on January 1, 1995, include the historical performance of the Institutional Class from the Fund's inception (January 2, 1991) up to December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
MONEY MARKET FUND                       QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter


          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Money Market Fund
To come*

 * To come


** January 2, 1991


                                    EXPENSES
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.


MONEY MARKET FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Shareholder Service Fees                                    0.25%
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses(+)                                 %
                                                            =====



(+)  The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended December 31, 1998 the management fee paid
     was     % and total fund operating expenses were     %.

                              SHORT-TERM BOND FUND


INVESTMENT OBJECTIVE -- The Short-Term Bond Fund's investment objective is to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 65% of total assets in a diversified portfolio of actively managed short-term debt securities, including securities with special features (e.g. puts and variable or floating coupon rates) which have price characteristics similar to short-term debt securities.



INVESTMENT PROCESS -- In pursuing the Fund's investment strategy, the Fund's Sub-Adviser conducts a continuing review of yields and other information derived from data bases which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Sub-Adviser in determining whether to increase or decrease the investment emphasis placed on a particular type of security or industry sector within the Fund's investment portfolio.



The Fund's principal investments include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and asset-backed securities; CDs, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations and debt securities issued by U.S. corporate entities. The Fund invests in securities rated Baa or better by Moody's or BBB or better by S&P, or if unrated, determined by MacKay-Shields Financial Corporation, the Fund's Sub-Adviser, to be of comparable quality; and invests in corporate commercial paper only if rated, when purchased, Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Sub-Adviser, to be of comparable quality. The Fund's principal investments may have fixed, variable, floating or inverse floating rates of interest. The interest rate on a floating rate debt instrument is a variable rate which is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The effective maturity of the Fund's portfolio will be less than three years.



As part of the Fund's principal strategies, the Sub-Adviser may use investment practices such as mortgage dollar rolls and portfolio securities lending.



RISKS -- The values of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities.



The Fund's investments include DERIVATIVES such as options, futures, mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



The Fund's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. A mortgage dollar roll is a transaction in which a Fund sells mortgage-backed securities from its portfolio to a counterparty and at the same time agrees to buy a similar security from the same party at a later date. The principal risk of MORTGAGE DOLLAR ROLLS is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.



For the fiscal year ended December 31, 1998, the Fund's PORTFOLIO TURNOVER rate
was      %.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five years and life of the Fund periods compare to those of a broad-based securities market index. Performance figures for Institutional Service Class shares, first offered on January 1, 1995, include the historical performance of the Institutional Class from the Fund's inception (January 2, 1991) up to December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
SHORT-TERM BOND FUND                    QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter


          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                      SINCE
                                 1 YEAR   5 YEARS   INCEPTION**
Short-Term Bond Fund
Salomon 1-3 Year Treasury
Index*

 * To come


** January 2, 1991.


                                    EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.


SHORT-TERM BOND FUND

                                                                                       EXAMPLE
                                                                                       -------
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                    FEES AND EXPENSES                               EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
                    -----------------                               --------------   -----------   --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                                   %
Distribution and/or Service (12b-1) Fees                    None
Shareholder Service Fees                                    0.25%
Other Expenses                                                   %
                                                            -----
Total Fund Operating Expenses(+)                                 %
                                                            =====



(+)  The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended December 31, 1998 the management fee paid
     was     % and total fund operating expenses were     %.

                   More About Investment Strategies and Risks



Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the prospectus. The information below further describes the principal investments, investment practices and risks pertinent to a Fund.



DERIVATIVE SECURITIES



The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indexes. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Sub-Adviser is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. In addition, the leverage associated with inverse floaters may result in greater volatility in their market value than other income-producing securities.


FOREIGN SECURITIES



Foreign investments could be more difficult to sell than U.S. investments. They also may subject the Fund to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.



Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.



Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. A Fund may, however, engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."


LENDING OF PORTFOLIO SECURITIES



Portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


MORTGAGE-BACKED AND
ASSET-BACKED SECURITIES



Mortgage-backed and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Sub-Adviser's ability to correctly forecast interest rates and other economic factors correctly will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.


RISK MANAGEMENT TECHNIQUES



Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward

                                  Service Fees





SHAREHOLDER SERVICES PLAN



The Company has also adopted a Shareholder Services Plan with respect to the Institutional Service Class of shares of each Fund. Under the terms of the Shareholder Services Plan, each Fund is authorized to pay to New York Life, as compensation for service activities rendered by New York Life, its affiliates or independent third-party service providers, to the shareholders of the Institutional Service Class of a Fund, a shareholder services fee at the rate of 0.25% on an annualized basis of the average daily net asset value of the Institutional Service Class of the Fund.



The Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers, Inc. (the "NASD") for services provided to shareholders of the Institutional Service Class of the Fund. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.



Because service fees are on-going, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

            Account Policies: Buying, Selling and Exchanging Shares

                General Instructions:  Buying and Selling Shares

[CAPTION]


              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
        You are eligible to buy          Send additional investments directly to:  If you are participating in a company
        Institutional Service Class                                                plan, such as a 401(k), profit
        shares if you are in a Group     MainStay Institutional Funds Inc.         sharing, defined benefit or other
        Account or Group IRA.            P.O. Box 8407                             employee-directed plan, check with
                                         Boston, MA 02266-8407                     your Human Resources Department for
        If you are investing through a                                             information on how your shares may be
        Group IRA or Group Account, the  Include the name of the appropriate Fund  redeemed. For other investors,
        following information will help  or Funds and the account number on your   including those in a Group IRA or
        you buy shares:                  check.                                    Group Account, write a letter of
        You (or your sponsor, if you                                               instruction that includes:
        are investing through a group
        or plan) can open an account.                                              - your name(s) and signature(s)
                                                                                   - your account number
        Complete your application and                                              - Fund name(s)
        send it to:                                                                - dollar amount you want to sell
        MainStay Institutional Funds
        Inc.
        P.O. Box 461
        Parsippany, NJ
        07054-0461


   IN WRITING

[CAPTION]


              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
        You (or your plan sponsor, if    WIRE                                      GETTING YOUR MONEY BY WIRE TRANSFER
        you are investing through a
        group or plan) can open an       You or your registered representative     Be sure we have your bank account
        account and make an investment   should call MSS at 1-800-695-2126 for an  information on file. Call MSS at
        by calling MainStay Shareholder  account number and wiring instructions.   1-800-695-2126 to request your
        Services, Inc. ("MSS"), the      Give them to your bank, which may charge  transaction. Or, if you prefer, you
        Funds' transfer agent, at        a fee for wiring. The wire must include   may wire your order. Proceeds will be
        1-800-695-2126 between 8:30 AM   your name--exactly as it appears on your  wired to your bank.
        and 4:00 PM Eastern time on any  application--your account number and the
        day the New York Stock Exchange  name of the Fund or Funds in which you    Generally, after receiving your sell
        is open. You'll be given an      want to invest. MSS must receive your     order by phone, we will send the
        account number and wire or mail  money (and application, if it's your      proceeds by bank wire to your
        instructions for sending         initial investment) within three          designated bank account within seven
        payment. All calls are           business days of your placing an order.   days after your redemption request is
        recorded.                                                                  received (one business day for the
                                                                                   Money Market Fund). Your bank may
        MSS must receive your money                                                charge you a fee to receive the wire
        (and the application, if it's                                              transfer.
        your first investment) within
        the next three business days of                                            GETTING YOUR MONEY BY CHECK
        placing your order.                                                        Call us to request your transaction. A
                                                                                   check will be sent to the address of
                                                                                   record.
                                                                                   - Maximum amount:
                                                                                   The check will be payable to the name
                                                                                   (or names) on the account and mailed
                                                                                   to the address on the account. (See
                                                                                   the SAI for more details.)
                                                                                   Telephone or wire redemptions are not
                                                                                   permitted for shares represented by
                                                                                   certificates.


    BY TELEPHONE

[CAPTION]


              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
                                         PAYROLL DEDUCTION
                                         For making automatic investments through
                                         a payroll deduction.
                                         DIVIDEND REINVESTMENT
                                         For automatically reinvesting the
                                         dividends and distributions from one
                                         MainStay Institutional Fund in the same
                                         or another MainStay Institutional Fund.

                                                                                   SYSTEMATIC WITHDRAWAL PLAN
                                                                                   To make regular redemptions, choose
                                                                                   the plan when you open your account or
                                                                                   call MSS to request a form to add the
                                                                                   plan. Complete the form, specifying
                                                                                   the amount and frequency of
                                                                                   withdrawals you would like.
                                                                                   Withdrawals must be at least $100 a
                                                                                   month. Requires at least $10,000 in
                                                                                   the account at the time of request and
                                                                                   shares must not be in certificate
                                                                                   form.
                                                                                   CHECKWRITING SERVICES
                                                                                   For Money Market Fund only.
                                                                                   SYSTEMATIC EXCHANGES
                                                                                   If you've invested through a Group IRA
                                                                                   or Group Account, you may establish a
                                                                                   Systematic Exchange Program to have a
                                                                                   minimum of $100 exchanged periodically
                                                                                   from one MainStay Institutional Fund
                                                                                   to another MainStay Institutional Fund
                                                                                   within the same class of shares.

                                                                                   TELEPHONE EXCHANGES
                                                                                   For telephone exchanges from one
                                                                                   MainStay Institutional Fund to
                                                                                   another.


    AUTOMATICALLY

[CAPTION]

              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
        You buy shares at net asset                                                You may sell shares by calling or
        value ("NAV"). NAV is generally                                            writing MSS or your investment
        calculated as of the close of                                              professional. MSS must receive your
        trading on the New York Stock                                              order with all the information,
        Exchange (usually 4:00 pm                                                  signatures and documentation necessary
        Eastern time, except for the                                               to sell your shares. If you have share
        Money Market Fund, which is                                                certificates, you must return them
        calculated at noon) everyday                                               with your redemption request.
        the Exchange is open. When you
        buy shares, you must pay the                                               Your shares will be sold at the next
        next NAV calculated after MSS                                              NAV calculated after MSS accepts your
        accepts your order. This means                                             order. MainStay will make the payment
        all the necessary information,                                             within seven days after receiving your
        signatures and documentation                                               request in good order (one business
        has been received.                                                         day for the Money Market Fund).
        VALUING SECURITIES
        The Funds' investments are
        valued based on current market
        value, except for the Money
        Market Fund, which uses the
        amortized cost method of
        valuation. Events affecting the
        values of portfolio securities
        which occur between the time
        their prices are determined and
        the close of the Exchange will
        not be reflected in the Funds'
        calculation of NAV unless the
        Sub-Adviser deems that the
        particular event would
        materially affect NAV, in which
        case an adjustment will be
        made.

   NAV


        TO OPEN AN ACCOUNT               TO BUY MORE SHARES                        TO SELL SHARES
        MINIMUM INVESTMENTS*             If you buy shares by check and quickly    There will be no redemption, however,
                                         decide to sell them, the Fund may delay   during any period in which the right
        One of the following minimums    payment for up to 15 days to allow the    of redemption is suspended or date of
        will apply to you, depending     check to clear.                           payment is postponed because the New
        upon how you are investing:                                                York Stock Exchange is closed or
                                                                                   trading on the Exchange is restricted
        FOR INSTITUTIONAL INVESTORS:                                               or the SEC deems an emergency to
                                                                                   exist.
        - Initial combined
          investments--at least                                                    REDEMPTIONS-IN-KIND
          $250,000, which may be spread
          over a thirteen-month period                                             Each Fund reserves the right to pay
          after opening the account.                                               certain redemptions, either totally or
        - Each investment after                                                    partially, by a distribution in kind
          that--at least $1,000.                                                   of securities (instead of cash) from
                                                                                   the applicable Fund's portfolio. See
        FOR A GROUP IRA:                                                           the SAI for details.
                                                                                   NOTE: REINVESTMENT WON'T RELIEVE YOU
        If you are invested in an IRA                                              OF ANY TAX CONSEQUENCES on gains
        offered through a group:                                                   realized from the sale. The deductions
                                                                                   for losses may, however, be denied.
        - First investment--at least
          $5,000 (at least $1,000 in                                               CONVENIENT, YES . . . BUT NOT
          each Fund in which you are                                               RISK-FREE
          investing).
                                                                                   Telephone redemption privileges are
        - Each additional                                                          convenient, but you give up some
          investment--at least $100.                                               security. When you sign the
                                                                                   application to buy shares, you agree
        FOR A GROUP ACCOUNT:                                                       that neither the MainStay
                                                                                   Institutional Funds nor MSS will be
        If you are a member of a group                                             liable for following phone
        that participates in our Group                                             instructions that they reasonably
        IRA program:                                                               believe are genuine. When using the
                                                                                   MainStay Audio Response System, you
        - First investment--at least                                               bear the risk of any loss from your
          $25,000 (at least $1,000 in                                              errors unless the Funds or MSS fail to
          each Fund in which you are                                               use established safeguards for your
          investing).                                                              protection. These safeguards are among
                                                                                   those currently in place at
        - Each additional                                                          MainStay Institutional Funds:
          investment--at least $1,000.
                                                                                   - all phone calls are tape recorded;
          *MainStay Institutional Funds                                              and
          Inc. may also accept                                                     - written confirmation of every
          investments of smaller                                                     transaction is sent to your address
          amounts at its discretion.                                                 of record.
          Tax deductible contributions
          to a regular IRA generally
          are limited to $2,000 a year
          ($4,000 in the case of a
          spousal IRA). An investor in
          certain qualified retirement
          plans may be able to open an
          account with a


    OTHER


        TO OPEN AN ACCOUNT               TO BUY MORE SHARES                        TO SELL SHARES
          smaller minimum investment.
          All investments must be in
          U.S. dollars and drawn on a
          U.S. bank. Except under
          certain circumstances, third-
          party checks cannot be
          accepted. If your check
          doesn't clear, your order
          will be canceled and you
          could be liable for losses or
          fees. We also reserve the
          right to limit the number of
          checks processed at one time.
          Wires are not accepted when
          the New York Stock Exchange
          or banks are closed.
          The Fund has the right to
          close your account if it gets
          too small. To reduce
          expenses, we may redeem
          shares in any account valued
          at less than $10,000 ($1,000
          for Group IRAs and Group
          Accounts), provided that the
          value is not based on
          fluctuations in market
          prices. We'll give you at
          least 30 days' notice to give
          you time to add to your
          account and avoid the sale.
          We may also redeem your
          shares if you haven't given
          us the proper tax
          information.

    OTHER

SHAREHOLDER SERVICES

AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-MAINSTAY for a form.

EXCHANGE PRIVILEGES

Once you open an account, you may exchange shares of the same class between MainStay Institutional Funds.

IN GENERAL

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxation. Consult your tax adviser on the consequences.


MainStay may revise or terminate the systematic withdrawal plan and the exchange privileges upon written notice.


GENERAL POLICIES--PURCHASING, SELLING AND EXCHANGING SHARES

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

The Funds reserve the right to:

- refuse any purchase or exchange request that could adversely affect a Fund or its operations including those from any individual or group who, in the Fund's view, is likely to engage in excessive trading
- change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions
- change its minimum investment amounts

If you invest through a third party (rather than directly with MainStay), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

                      Decide How to Receive Your Earnings

TWO KINDS OF EARNINGS

DIVIDENDS AND INTEREST

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

WHEN THE FUNDS PAY

The Money Market Fund declares dividends daily and pays them monthly. The other Funds in this prospectus declare and distribute any dividends at least once a year.

In the Money Market Fund, you begin earning dividends the business day after MSS receives your investment and is open for business.

CAPITAL GAINS

Funds earn capital gains when they sell securities at a profit.

WHEN THE FUNDS PAY

At the end of each fiscal year, each MainStay Institutional Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

HOW TO TAKE YOUR EARNINGS

You may choose how to receive earnings (and change your choice as often as you like) by notifying your investment professional (if permitted by the broker-dealer) or MainStay directly. If you don't make a choice on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund. In order to reinvest dividends and/or capital gains in another Fund, you must have an established account in that class of shares of that Fund. Here are your choices:

REINVEST EARNINGS IN:

- the same Fund; or
- in another Fund of your choice.

TAKE EARNINGS IN CASH

                        Understand the Tax Consequences

MOST OF YOUR DIVIDENDS ARE TAXABLE


Virtually all of the dividends you receive from The MainStay Institutional Funds are taxable, whether you take them as cash or automatically reinvest them. Some dividends will be taxable as long-term capital gains.



YOUR DIVIDENDS AND CAPITAL GAINS MAY BE TAXABLE



If you are a tax-exempt shareholder, you won't pay Federal income tax on distributions unless applicable tax laws say otherwise. If you're not tax-exempt, you will have to pay taxes on dividends whether you receive them in cash or reinvest them in more shares. Redemptions also may be taxable.



Dividends, other than from capital gains, are ordinary income. Capital gain distributions are taxable as long-term capital gain, except to the extent provided by an applicable tax exemption. Some distributions may be a return of capital or, in some cases, capital gain. You will be advised each year about the amount and nature of dividends paid to you. If you are not a tax-exempt investor, purchasing shares shortly before the record date for dividend declarations can result in a taxable return to you of a portion of the price you paid for the shares.



A Fund may pay you in January for dividends declared in October, November, or December of the previous year. If you're not tax-exempt, you will be taxed on these dividends as if you had been paid on December 31 of the previous year.


RETIREMENT PLANS

None of the dividends earned in a tax-deferred retirement plan are taxable until distributed from the plan.

TAXES ON FOREIGN INVESTMENT INCOME


(Mainly from the International Bond, International Equity and EAFE Index Funds.) Income earned from investments in foreign countries may be withheld by those countries as income taxes. Under certain circumstances, the Fund may elect to pass along tax credits or deductions to you for foreign income taxes paid, although there are no assurances that the Fund will be able to do so, or that the credits or deductions will result in a tax benefit to you.


 You should be aware that if you buy shares shortly before a dividend payment a part of your investment will be returned in the form of a dividend which may be taxable income for you.
c
    SEEK ASSISTANCE

 Your registered representative is always available to help you keep your investment goals coordinated with your tax considerations. You should, however, rely on your tax adviser for tax counsel.

 For additional information on taxation, see the SAI.

                        Know With Whom You're Investing

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

MainStay Management, Inc., 300 Interpace Parkway, Building A, Parsippany, NJ 07054, serves as the Funds' manager, handling business affairs for the Funds. MainStay Management, Inc. is a corporation organized under the laws of Delaware and is an indirect wholly owned subsidiary of New York Life Insurance Company. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities to the Sub-Advisers.

The Manager pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that aren't the responsibility of the Funds, including the fees paid to the Sub-Advisers.

For the fiscal year ended December 31, 1998, the Company, on behalf of each Fund, paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of that Fund as follows:

                                                  RATE PAID FOR
                                                  THE YEAR ENDED
                                                   DECEMBER 31,
                                                       1998
----------------------------------------------------------------
EAFE Index Fund.................................           %
Growth Equity Fund..............................           %*
Indexed Equity Fund.............................           %
International Equity Fund.......................           %
Multi-Asset Fund................................           %
Value Equity Fund...............................           %
Bond Fund.......................................           %
Indexed Bond Fund...............................           %
International Bond Fund.........................           %
Money Market Fund...............................           %
Short-Term Bond Fund............................           %
----------------------------------------------------------------


The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Sub-Advisers.

WHO MANAGES YOUR MONEY?

MacKay-Shields Financial Corporation, 9 West 57th St., New York, NY 10019, is the Sub-Adviser to the Bond Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short-Term Bond Fund and Value Equity Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly owned but autonomously managed subsidiary of New York Life Insurance Company. As of December 31, 1998, MacKay-
Shields managed over $     billion in assets.

New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, is the Sub-Adviser to the Money Market Fund. The company is a mutual life insurance company organized under the laws of the State of New York. Authorized to conduct business as a life insurance company since 1845, it offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement contracts. As of December 31, 1998, New York Life had total assets of
approximately $     billion and managed approximately $     billion in assets
for qualified retirement plans.

Monitor Capital Advisors, Inc., 504 Carnegie Center, Princeton, NJ 08540, is the Sub-Adviser to the EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund and the Multi-Asset Fund. Monitor Capital, formed in 1988, is a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life Insurance Company. As of December 31, 1998, Monitor Capital managed
approximately $     billion in assets.

Under the supervision of the Manager, each Sub-Adviser is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, each Sub-Adviser is paid a monthly fee by the Manager, not the Funds. (See the SAI for a breakdown of fees.) The Funds' Directors oversee the management and operations of the Funds.

PORTFOLIO MANAGERS -- BIOGRAPHIES

RAVI AKHOURY -- Mr. Akhoury has managed the Short-Term Bond and Bond Funds since inception. Mr. Akhoury joined MacKay-Shields as a Director in 1984, became Managing Director in 1988, President and member, Board of Directors in 1989, Chairman and CEO in 1992 and Senior Managing Director of MacKay-Shields and Executive Vice President of New York Life Insurance Company and Chief Executive Officer of New York Life Asset Management, a division of New York Life Insurance Company, in 1997.

RUDOLPH CARRYL -- Mr. Carryl has managed the Growth Equity Fund since August 1992. Mr. Carryl is a Managing Director of MacKay-Shields. He joined MacKay-Shields as a Director in 1992 with twelve years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

DAVID CLEMENT -- Mr. Clement has managed the Money Market Fund since inception and is a member of the fixed income portfolio management team at New York Life Insurance Company. Mr. Clement joined the Asset Management Group of New York Life in 1990.

STEPHEN KILLIAN -- Mr. Killian has managed the Indexed Equity Fund since February 1999. Mr. Killian is a Vice President with portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies at Monitor Capital. He joined Monitor Capital in 1997 after being a Partner and Senior Portfolio Manager at RhumbLine Advisers from 1992 to 1997. Mr. Killian is a candidate in the CFA Program.

DENIS LAPLAIGE -- Mr. Laplaige has managed the Value Equity Fund since inception. Mr. Laplaige is President, Senior Managing Director and Chief Investment Officer of MacKay-Shields. He joined the firm in 1982, became a Director in 1988, Managing Director in 1991, a member of the Board of Directors in 1993, President in 1994 and Senior Managing Director and Chief Investment Officer in 1996.

JAMES MEHLING -- Mr. Mehling has managed the EAFE Index, Indexed Equity, Multi-Asset and Indexed Bond Funds since 1991. Mr. Mehling is President and Chief Investment Officer of Monitor Capital. He joined Monitor Capital in October 1991 after serving as director of risk management in the Investment Department of New York Life Insurance Company from 1989 to 1991.

EDWARD MUNSHOWER -- Mr. Munshower has managed the Bond Fund since inception and the Short-Term Bond Fund since 1993. Mr. Munshower is a Director of MacKay-Shields. He joined MacKay-Shields as a fixed income investment specialist in 1985 after having been an investment analyst for New York Life Insurance Company. Mr. Munshower has over 14 years of experience in investment management and research.

JOSEPH PORTERA -- Mr. Portera has managed the International Equity Fund since September 1998. Mr. Portera is a Director of MacKay-Shields specializing in international securities. He returned to MacKay-Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay-Shields in 1991 and was portfolio manager of the International Bond Fund from its inception to August 1995 and currently manages the Fund.

RICHARD ROSEN -- Mr. Rosen has managed the Value Equity Fund since February 1999. Mr. Rosen is a Director of MacKay-Shields in the Equity Division. He joined MacKay-Shields in January 1999 after working as a Managing Director responsible for equity securities at Prudential Investments from August 1991 to January 1999 and Senior Portfolio Manager and Vice President at Marine Midland Bank from June 1986 to August 1991.

EDMUND SPELMAN -- Mr. Spelman has managed the Growth Equity Fund since February 1991. Mr. Spelman is a Managing Director of MacKay-Shields, and specializes in equity securities. He joined MacKay-Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.


JONATHAN SWANEY -- Mr. Swaney has managed the Multi-Asset Fund since February 1999. As a Portfolio Manager at Monitor Capital, Mr. Swaney is primarily responsible for asset allocation. He joined Monitor Capital in 1997 after working as the Manager of a tax advantaged equity index product at Pine Grove Partners, a hedge fund, from 1995 to 1997 and as a fixed income statistician at The Vanguard Group, Inc. from 1993 to 1995. Mr. Swaney is a candidate in the CFA Program and has completed Level I of the Program.

                         Financial Highlights


The financial highlights tables are intended to help you understand the Funds' financial performance for the Service Class shares for the past 5 years or, if shorter, the period of the Service Class shares' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual reports, which are available upon request.

 EAFE INDEX FUND


                                                                               YEAR ENDED
                                                                              DECEMBER 31
                                                                   ----------------------------------
                                                                    1997          1996          1995
                                                                   -------       -------       ------
Net asset value at beginning of period......................       $ 13.97       $ 13.51       $12.63
                                                                   -------       -------       ------
Net investment income.......................................          0.19          0.12         0.14
Net realized and unrealized gain (loss) on investments......         (0.29)         0.73         1.05
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................         (0.00)(a)     (0.00)(a)    (0.10)
                                                                   -------       -------       ------
Total from investment operations............................          0.10          0.85         1.09
                                                                   -------       -------       ------
Less dividends and distributions:
From net investment income..................................         (0.19)        (0.12)       (0.04)
From net realized gain on investments and foreign currency
  transactions..............................................         (3.39)        (0.25)       (0.14)
In excess of net investment income..........................         (0.09)        (0.02)       (0.03)
                                                                   -------       -------       ------
Total dividends and distributions...........................         (3.67)        (0.39)       (0.21)
                                                                   -------       -------       ------
Net asset value at end of period............................       $ 10.20       $ 13.97       $13.51
                                                                   =======       =======       ======
Total investment return.....................................          0.08%         6.37%        8.63%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................          0.79%         0.86%        0.76%
  Net expenses..............................................          1.19%         1.19%        1.28%
  Expenses (before reimbursement)...........................          1.51%         1.48%        1.49%
Portfolio turnover rate.....................................             6%            4%           6%
Average commission rate paid................................       $0.0205       $0.0097             (b)
Net assets at end of period (in 000's)......................       $   439       $   396       $  257



--------

(a)  Less than one cent per share.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


 GROWTH EQUITY FUND


                                                                               YEAR ENDED
                                                                              DECEMBER 31
                                                                   ----------------------------------
                                                                    1997          1996          1995
                                                                   -------       -------       ------
Net asset value at beginning of period......................       $ 21.88       $ 18.80       $13.68
                                                                   -------       -------       ------
Net investment income (loss)................................         (0.14)(a)     (0.11)(a)    (0.01)
Net realized and unrealized gain (loss) on investments......          5.43          4.12         5.14
                                                                   -------       -------       ------
Total from investment operations............................          5.29          4.01         5.13
                                                                   -------       -------       ------
Less dividends and distributions:
From net investment income..................................            --            --        (0.01)
From net realized gain on investments.......................         (1.93)        (0.93)          --
In excess of net investment income..........................            --            --        (0.00)(b)
In excess of net realized gain on investments...............            --            --        (0.00)(b)
                                                                   -------       -------       ------
Total dividends and distributions...........................         (1.93)        (0.93)       (0.01)
                                                                   -------       -------       ------
Net asset value at end of period............................       $ 25.24       $ 21.88       $18.80
                                                                   =======       =======       ======
Total investment return.....................................         24.50%        21.29%       37.50%
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)..............................         (0.56%)       (0.52%)      (0.13%)
  Net expenses..............................................          1.18%         1.17%        1.18%
  Expenses (before reimbursement)...........................          1.18%         1.17%        1.18%
Portfolio turnover rate.....................................            36%           22%          33%
Average commission rate paid................................       $0.0596       $0.0604             (c)
Net assets at end of period (in 000's)......................       $10,668       $ 6,842       $2,729



--------

(a) Per share data based on average shares outstanding during the year.
(b)  Less than one cent per share.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

 INDEXED EQUITY FUND


                                                                      YEAR ENDED
                                                                     DECEMBER 31
                                                              --------------------------
                                                               1997      1996      1995
                                                              -------   -------   ------
Net asset value at beginning of period......................  $ 21.01   $ 17.81   $13.53
                                                              -------   -------   ------
Net investment income.......................................     0.32      0.31     0.33
Net realized and unrealized gain (loss) on investments......     6.52      3.66     4.64
                                                              -------   -------   ------
Total from investment operations............................     6.84      3.97     4.97
                                                              -------   -------   ------
Less dividends and distributions:
From net investment income..................................    (0.32)    (0.31)   (0.33)
From net realized gain on investments.......................    (0.54)    (0.46)   (0.36)
In excess of net realized gain on investments...............       --        --       --
                                                              -------   -------   ------
Total dividends and distributions...........................    (0.86)    (0.77)   (0.69)
                                                              -------   -------   ------
Net asset value at end of period............................  $ 26.99   $ 21.01   $17.81
                                                              =======   =======   ======
Total investment return.....................................    32.60%    22.21%   36.70%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     1.31%     1.71%    1.96%
  Net expenses..............................................     0.55%     0.69%    0.75%
  Expenses (before reimbursement)...........................     0.81%     0.84%    0.84%
Portfolio turnover rate.....................................        3%        8%       4%
Average commission rate paid................................  $0.0500   $0.0498         (a)
Net assets at end of period (in 000's)......................  $13,828   $ 5,865   $  969



--------

(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


 INTERNATIONAL EQUITY FUND


                                                                      YEAR ENDED
                                                                     DECEMBER 31
                                                              --------------------------
                                                               1997      1996      1995
                                                              -------   -------   ------
Net asset value at beginning of period......................  $ 10.58   $ 10.33   $10.00
                                                              -------   -------   ------
Net investment income.......................................     1.11      0.62     0.35
Net realized and unrealized gain on investments.............    (0.10)     0.09     0.16
Net realized and unrealized gain on foreign currency
  transactions..............................................    (0.52)     0.48     0.17
                                                              -------   -------   ------
Total from investment operations............................     0.49      1.19     0.68
                                                              -------   -------   ------
Less dividends and distributions:
From net investment income..................................    (0.93)    (0.82)   (0.09)
From net realized gain on investments and foreign currency
  transactions..............................................    (0.29)    (0.12)   (0.26)
In excess of net investment income..........................       --        --    (0.00)(a)
                                                              -------   -------   ------
Total dividends and distributions...........................    (1.22)    (0.94)   (0.35)
                                                              -------   -------   ------
Net asset value at end of period............................  $  9.85   $ 10.58   $10.33
                                                              =======   =======   ======
Total investment return.....................................     4.88%    11.59%    6.86%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     0.98%     0.58%    0.80%
  Net expenses..............................................     1.25%     1.25%    1.25%
  Expenses (before reimbursement)...........................     1.29%     1.32%    1.32%
Portfolio turnover rate.....................................       37%       23%      26%
Average commission rate paid................................  $0.0302   $0.0349         (b)
Net assets at end of period (in 000's)......................  $   607   $   725   $  213



--------

(a)  Less than one cent per share.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

 MULTI-ASSET FUND


                                                                       YEAR ENDED DECEMBER 31
                                                                  --------------------------------
                                                                   1997         1996         1995
                                                                  -------      -------      ------
Net asset value at beginning of period......................      $ 13.19      $ 11.79      $10.67
                                                                  -------      -------      ------
Net investment income.......................................         0.31         0.34        0.47
Net realized and unrealized gain (loss) on investments......         3.13         1.53        2.39
Net realized and unrealized loss on foreign currency
  transactions..............................................         0.00(a)      0.00(a)    (0.01)
                                                                  -------      -------      ------
Total from investment operations............................         3.44         1.87        2.85
                                                                  -------      -------      ------
Less dividends and distributions:
From net investment income..................................        (0.31)       (0.34)      (0.47)
From net realized gain on investments.......................        (1.51)       (0.13)      (1.18)
In excess of net realized gain on investments...............           --           --       (0.08)
                                                                  -------      -------      ------
Total dividends and distributions...........................        (1.82)       (0.47)      (1.73)
                                                                  -------      -------      ------
Net asset value at end of period............................      $ 14.81      $ 13.19      $11.79
                                                                  =======      =======      ======
Total investment return.....................................        26.30%       15.89%      26.70%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         2.02%        2.74%       3.78%
  Net Expenses..............................................         1.01%        0.95%       0.95%
  Expenses (before reimbursement)...........................         1.01%        1.00%       1.02%
Portfolio turnover rate.....................................           19%         103%        261%
Average commission rate paid................................      $0.0499      $0.0498            (b)
Net assets at end of period (in 000's)......................      $ 9,889      $ 5,508      $3,536



--------

(a)  Less than one cent per share.
(b) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


 VALUE EQUITY FUND


                                                                       YEAR ENDED DECEMBER 31
                                                                  --------------------------------
                                                                   1997         1996         1995
                                                                  -------      -------      ------
Net asset value at beginning of period......................      $ 15.85      $ 14.43      $11.58
                                                                  -------      -------      ------
Net investment income.......................................         0.16         0.23        0.20
Net realized and unrealized gain (loss) on investments......         3.32         2.96        3.20
                                                                  -------      -------      ------
Total from investment operations............................         3.48         3.19        3.40
                                                                  -------      -------      ------
Less dividends and distributions:
From net investment income..................................        (0.16)       (0.23)      (0.20)
From net realized gain on investments.......................        (2.82)       (1.54)      (0.35)
                                                                  -------      -------      ------
Total dividends and distributions...........................        (2.98)       (1.77)      (0.55)
                                                                  -------      -------      ------
Net asset value at end of period............................      $ 16.35      $ 15.85      $14.43
                                                                  =======      =======      ======
Total investment return.....................................        22.28%       22.10%      29.32%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         1.05%        1.45%       1.39%
  Net expenses..............................................         1.18%        1.17%       1.18%
  Expenses (before reimbursement)...........................         1.18%        1.17%       1.18%
Portfolio turnover rate.....................................           66%          50%         51%
Average commission rate paid................................      $0.0592      $0.0594            (a)
Net assets at end of period (in 000's)......................      $11,010      $14,752      $3,213



--------

(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

 BOND FUND



                                                                              YEAR ENDED
                                                                             DECEMBER 31
                                                                   --------------------------------
                                                                    1997         1996         1995
                                                                   ------       ------       ------
Net asset value at beginning of period......................       $ 9.49       $ 9.83       $ 8.93
                                                                   ------       ------       ------
Net investment income.......................................         0.59         0.60         0.67
Net realized and unrealized gain (loss) on investments......         0.19        (0.34)        0.90
                                                                   ------       ------       ------
Total from investment operations............................         0.78         0.26         1.57
                                                                   ------       ------       ------
Less dividends and distributions:
From net investment income..................................        (0.59)       (0.60)       (0.67)
From net realized gain on investments.......................           --           --           --
In excess of net realized gain on investments...............           --           --           --
                                                                   ------       ------       ------
Total dividends and distributions...........................        (0.59)       (0.60)       (0.67)
                                                                   ------       ------       ------
Net asset value at end of period............................       $ 9.68       $ 9.49       $ 9.83
                                                                   ======       ======       ======
Total investment return.....................................         8.21%        2.62%       17.55%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         5.96%        5.85%        6.37%
  Net expenses..............................................         1.00%        1.00%        1.00%
  Expenses (before reimbursement)...........................         1.10%        1.11%        1.11%
Portfolio turnover rate.....................................          338%         398%         470%
Net assets at end of period (in 000's)......................       $1,531       $1,597       $  749



 INDEXED BOND FUND



                                                                              YEAR ENDED
                                                                             DECEMBER 31
                                                                   --------------------------------
                                                                    1997         1996         1995
                                                                   ------       ------       ------
Net asset value at beginning of period......................       $10.52       $10.99       $10.06
                                                                   ------       ------       ------
Net investment income.......................................         0.70         0.74         0.81
Net realized and unrealized gain (loss) on investments......         0.22        (0.48)        1.00
                                                                   ------       ------       ------
Total from investment operations............................         0.92         0.26         1.81
                                                                   ------       ------       ------
Less dividends and distributions:
From net investment income..................................        (0.70)       (0.73)       (0.81)
From net realized gain on investments.......................           --           --        (0.07)
In excess of net realized gain on investments...............           --           --           --
                                                                   ------       ------       ------
Total dividends and distributions...........................        (0.70)       (0.73)       (0.88)
                                                                   ------       ------       ------
Net asset value at end of period............................       $10.74       $10.52       $10.99
                                                                   ======       ======       ======
Total investment return.....................................         8.75%        2.34%       17.97%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         6.35%        5.96%        6.13%
  Net expenses..............................................         0.75%        0.75%        0.75%
  Expenses (before reimbursement)...........................         0.90%        0.90%        0.88%
Portfolio turnover rate.....................................           32%         312%         284%
Net assets at end of period (in 000's)......................       $3,015       $2,764       $  471

 INTERNATIONAL BOND FUND


                                                                     YEAR ENDED
                                                                    DECEMBER 31
                                                              ------------------------
                                                               1997     1996     1995
                                                              ------   ------   ------
Net asset value at beginning of period......................  $11.07   $11.14   $10.00
                                                              ------   ------   ------
Net investment income.......................................    0.98     1.19     0.70
Net realized and unrealized gain on investments.............   (1.13)    0.11     1.10
Net realized and unrealized gain on foreign currency
  transactions..............................................    0.41     0.26     0.02
                                                              ------   ------   ------
Total from investment operations............................    0.26     1.56     1.82
                                                              ------   ------   ------
Less dividends and distributions:
From net investment income and net realized gain on foreign
  currency transactions.....................................   (0.96)   (1.35)   (0.55)
From net realized gain on investments.......................   (0.36)   (0.28)   (0.13)
                                                              ------   ------   ------
Total dividends and distributions...........................   (1.32)   (1.63)   (0.68)
                                                              ------   ------   ------
Net asset value at end of period............................  $10.01   $11.07   $11.14
                                                              ======   ======   ======
Total investment return.....................................    2.27%   14.08%   18.26%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................    5.61%    5.77%    6.36%
  Net expenses..............................................    1.20%    1.20%    1.20%
  Expenses (before reimbursement)...........................    1.35%    1.33%    1.28%
Portfolio turnover rate.....................................     186%      57%      92%
Net assets at end of period (in 000's)......................  $  235   $  225   $    6



 MONEY MARKET FUND



                                                                       YEAR ENDED
                                                                       DECEMBER 31
                                                              -----------------------------
                                                               1997         1996      1995
                                                              -------      -------   ------
Net asset value at beginning of period......................  $  1.00      $  1.00   $ 1.00
                                                              -------      -------   ------
Net investment income.......................................     0.05         0.05     0.05
                                                              -------      -------   ------
Less dividends and distributions:
From net investment income..................................    (0.05)       (0.05)   (0.05)
From net realized gain on investments.......................    (0.00)(a)       --       --
                                                              -------      -------   ------
Total dividends and distributions...........................    (0.05)       (0.05)   (0.05)
                                                              -------      -------   ------
Net asset value at end of period............................  $  1.00      $  1.00   $ 1.00
                                                              =======      =======   ======
Total investment return.....................................     5.01%        4.85%    5.46%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................     4.93%        4.75%    5.23%
  Net expenses..............................................     0.75%        0.75%    0.75%
  Expenses (before reimbursement)...........................     0.86%        0.92%    0.98%
Net assets at end of period (in 000's)......................  $64,228      $34,664   $2,784



--------

(a)  Less than one cent per share.

 SHORT-TERM BOND FUND



                                                                            YEAR ENDED DECEMBER 31
                                                                     ------------------------------------
                                                                      1997           1996           1995
                                                                     ------         ------         ------
Net asset value at beginning of period......................         $ 9.46         $ 9.67         $ 9.37
                                                                     ------         ------         ------
Net investment income.......................................           0.64           0.64           0.64
Net realized and unrealized gain (loss) on investments......          (0.08)         (0.21)          0.30
                                                                     ------         ------         ------
Total from investment operations............................           0.56           0.43           0.94
                                                                     ------         ------         ------
Less dividends and distributions:
From net investment income..................................          (0.64)         (0.64)         (0.64)
From net realized gain on investments.......................             --             --             --
In excess of net investment income..........................             --             --             --
In excess of net realized gain on investments...............             --             --             --
                                                                     ------         ------         ------
Total dividends and distributions...........................          (0.64)         (0.64)         (0.64)
                                                                     ------         ------         ------
Net asset value at end of period............................         $ 9.38         $ 9.46         $ 9.67
                                                                     ======         ======         ======
Total investment return.....................................           5.98%          4.46%         10.07%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................           5.99%          5.60%          6.13%
  Net expenses..............................................           0.85%          0.85%          0.85%
  Expenses (before reimbursement)...........................           1.07%          1.04%          1.07%
Portfolio turnover rate.....................................            153%           195%           171%
Net assets at end of period (in 000's)......................         $1,485         $1,316         $1,128

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE RELATED STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER BY THE COMPANY OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

MAINSTAY INSTITUTIONAL FUNDS INC.LOGO
NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway
Building A
Parsippany, New Jersey 07054
Distributor of MainStay Institutional Funds Inc.
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

NYLIFE.LOGO

RECYCLE.LOGO
MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Funds. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provides additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to NYLIFE Distributors Inc., 300 Interpace Parkway, Building A, Parsippany, N.J. 07054, call 1-800-MAINSTAY (1-800-624-6782) or visit our website at mainstayfunds.com.

You can obtain information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330). You may visit the SEC's website at sec.gov or you may send your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.
MAINSTAY INSTITUTIONAL FUNDS INC.
SEC File Number: 811-6175

                       This page intentionally left blank

                       This page intentionally left blank

             USE BACK COVER FOR MAINSTAY INSTITUTIONAL FUNDS, INC.

   Money Market Fund Sweep Shares Prospectus                      May 1, 1999



  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS:


  AN OVERVIEW



This prospectus discusses the Money Market Fund Sweep Shares (the "Sweep Shares"), which are a separate class of the Money Market Fund (the "Fund"), which is a separate series of MainStay Institutional Funds Inc. (the "Company"). The Fund invests for a high level of current income and it invests, under normal market conditions, primarily in debt or fixed income securities.



NOT INSURED


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although, the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



MORE INFORMATION


The next section of this prospectus gives you more detailed information about the investment objective, policies, strategies, risks, performance and expenses of the Fund offered in this prospectus. Please review it carefully.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  WHAT'S INSIDE?



Description of the
Fund..............                                                             3


More About Investment Strategies and Risks.....................................5


Distribution and Service
Fees..............                                                             6


Account Policies: Buying and Selling
Shares............                                                             7


Your Earnings.....                                                            11


Understand the Tax
Consequences......                                                            12


Know With Whom You're
Investing.........                                                            13


Financial
Highlights........                                                            14

                               MONEY MARKET FUND

INVESTMENT OBJECTIVE -- The Money Market Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.


NOT GUARANTEED -- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high quality, short-term securities.



PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests in high quality short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; bank and bank holding company obligations such as CDs and bankers' acceptances; commercial paper which is short-term unsecured loans to corporations; loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars; time deposits; repurchase agreements; and corporate bonds. These securities may be variable rate notes, floating rate notes and asset-backed securities. The interest rate on a floating rate debt instrument is a variable rate which is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of the floater or the period remaining until the principal amount can be recovered through demand, the market value of the floater will approximate its amortized cost.


RISKS -- Since the Fund invests in dollar-denominated FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.

The Fund's principal investments include DERIVATIVES such as variable rate notes, floating rate notes and asset-backed securities. If New York Life Insurance Company, the Fund's Sub-Adviser, is wrong about its expectations about changes in interest rates or market conditions, the use of derivatives could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be paid off reducing the value of the Fund's investments.

                                PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over the life of the Fund and by showing how the Fund's average annual returns for one year, five year and life of the Fund periods compare to those of a broad-based securities market index. Performance figures for Sweep Shares, first offered on December 8, 1998, include the historical performance of Service Class Shares from January 1, 1995 up to December 7, 1998. The Service Class shares, first offered to the public on January 1, 1995, include the historical performance of the Institutional Class shares from the Fund's inception up to December 31, 1994. The Institutional Class shares and the Service Class shares, which are not offered in this prospectus, would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
MONEY MARKET FUND                       RETURN  QUARTER/YEAR
Highest Return/Best Quarter
Lowest Return/Worst Quarter



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                                    SINCE
                            1 YEAR   5 YEARS   INCEPTION**
Money Market Fund
To come*


 * To come


** January 2, 1991


  7-day yield quotation as of 12/31/98:


                                    EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown below. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge
(load) on reinvested dividends.


                                                MONEY MARKET FUND
                                                                                                      ASSUMING
                                                                                                     REDEMPTION
                                                                                     ASSUMING NO     AT THE END
                                                                    EXPENSES AFTER   REDEMPTION    OF EACH PERIOD
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          --------------   -----------   --------------
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None         1 year          $              $
                                                                        3 years          $              $
                                                                        5 years          $              $
                                                                       10 years          $              $
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                              0.50%
Distribution and/or Service (12b-1) Fees                    0.25%
Shareholder Service Fees                                    0.25%
Other Expenses                                              0.11%
                                                            -----
Total Fund Operating Expenses(+)                            1.11%
                                                            =====



(+) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended December 31, 1998 the management fee paid was 0.39% and total fund operating expenses were 1.00%.

                   More About Investment Strategies and Risks


Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the prospectus. The information below further describes the principal investments, investment practices and risks pertinent to the Fund.


DERIVATIVE SECURITIES


The value of derivatives is based on certain underlying fixed-income securities, interest rates or indexes. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate or index. If the Sub-Adviser is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. However, all securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss.

FOREIGN SECURITIES


The Fund invests in foreign securities of issuers organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. While these securities are not subject to all the risks of foreign investing, they could be more difficult to sell than U.S. investments. They also may subject the Fund to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid than U.S. securities. There may also be difficulty in invoking legal protections across borders.




ASSET-BACKED SECURITIES



Asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities.




OTHER INFORMATION



The services provided to the Fund by the Manager, the Sub-Adviser and the Fund's other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Issue"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. The Manager, the Sub-Adviser and the Fund's other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that they use. The Fund has no reason to believe these steps will not be sufficient to avoid any material adverse impact on the Fund, although there can be no assurances. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Manager, the Sub-Adviser and the Fund's other service providers at this time but could have a material adverse impact on the operations of the Fund, the Manager, the Sub-Adviser and the Fund's other service providers.

                         Distribution and Service Fees



RULE 12B-1 PLAN
The Company has adopted a distribution plan under Rule 12b-1 under the Investment Company Act for the Sweep Shares.



Rule 12b-1 distribution and service fees are paid monthly to NYLIFE Distributors, NYLIFE Securities, or any other broker-dealer or financial institution, as compensation for certain account sweep and/or other distribution-related services rendered to the Sweep Shares, at the rate of 0.25% on an annualized basis of the average daily net assets of the Sweep Shares.



SHAREHOLDER SERVICES PLAN
The Company has also adopted a Shareholder Services Plan with respect to the Sweep Shares. Under the terms of the Shareholder Services Plan, the Fund is authorized to pay to New York Life, as compensation for service activities rendered by New York Life, its affiliates or independent third-party service providers, to the shareholders of the Sweep Shares, a shareholder services fee at the rate of 0.25% on an annualized basis of the average daily net asset value of the Sweep Shares.



The Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers, Inc. (the "NASD") for services provided to shareholders of the Sweep Shares. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.



Because Rule 12b-1 fees and Service fees are on-going, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.



ACCOUNT REPRESENTATIVES
Account representatives may impose other conditions on buying and selling shares. They may also charge you additional fees. They are responsible for giving you a schedule of fees and information about any conditions they've added. Ask your account representative about these fees and conditions.

                  Account Policies: Buying and Selling Shares


                General Instructions:  Buying and Selling Shares

[CAPTION]


                            TO OPEN AN ACCOUNT                                             TO SELL SHARES
        If you are participating in an account sweep arrangement      Check with your account representative for information on
        with a financial institution, that institution will provide   how your Sweep Shares may be redeemed (sold).
        you with the information you need to open an account and
        buy Sweep Shares.                                             Generally, if your financial institution offers an
                                                                      automatic sweep arrangement, the sweep will automatically
        You are eligible to buy Sweep Shares if you are a customer    transfer from your Fund account sufficient amounts to
        of a financial institution that has made arrangements with    cover security purchases in your brokerage account.
        NYLIFE Distributors, Inc. for the purchase of Sweep Shares.
                                                                      The price of each share will be the next NAV determined
        You should speak to your account representative at your       after receipt of a redemption request. The Fund imposes no
        financial institution to open an account in the Fund in       charge for selling your shares. You should check with your
        conjunction with your brokerage account.                      account representative to determine if your financial
                                                                      institution imposes a charge for selling shares.
        A financial institution will establish a single omnibus
        account with the Fund's transfer agent, MainStay
        Shareholder Services, Inc. ("MSS"), on behalf of its
        clients. You should read this prospectus along with the
        financial institution's agreement or literature describing its services (including sweep arrangements with the Fund)
        and fees charged by the financial institution.

[CAPTION]


                            TO OPEN AN ACCOUNT                                             TO SELL SHARES
        You buy shares at net asset value ("NAV"). NAV is
        calculated at noon everyday the New York Stock Exchange is open. Your price per share, generally $1.00, will be the
        next NAV calculated after MSS receives an order from your
        financial institution in proper form.
        VALUING SECURITIES
        The Fund's investments are valued based on the amortized
        cost method of valuation.


   NAV



                            TO OPEN AN ACCOUNT                                             TO SELL SHARES
        MINIMUM INVESTMENTS*                                          There will be no redemption, however, during any period in which the right of redemption is suspended or date of
        The minimum required investment by a financial institution    payment is postponed because the New York Stock Exchange
        is:                                                           is closed or trading on the Exchange is restricted or the
                                                                      SEC deems an emergency to exist.
        - Initial combined investment--at least $250,000, which may
          be spread over a thirteen-month period after opening the    REDEMPTIONS-IN-KIND
          account.
        - Each investment after that--at least $1,000.                Each Fund reserves the right to pay certain redemptions,
                                                                      either totally or partially, by a distribution in kind of
        Please check with your account representative for             securities (instead of cash) from the applicable Fund's
        investment minimums and/or other requirements that may        portfolio. See the SAI for details.
        apply to brokerage or other accounts through which you own    NOTE: REINVESTMENT WON'T RELIEVE YOU OF ANY TAX
        Sweep Shares.                                                 CONSEQUENCES on gains realized from the sale. The
                                                                      deductions for losses may, however, be denied.
        *The Company may also accept investments of smaller amounts
        at its discretion.                                            CHECKWRITING SERVICES
                                                                      You can sell shares of the Fund by writing checks for $100
        All investments must be in U.S. dollars.                      or more. You need to fill out special forms to set up
                                                                      checkwriting privileges. You cannot close your account by
                                                                      writing a check.


    OTHER

SHAREHOLDER SERVICES


IN GENERAL



Selling shares may result in a gain or loss and therefore may be subject to taxation. Consult your tax adviser on the consequences.



GENERAL POLICIES--PURCHASING AND SELLING SHARES



The Fund reserves the right to:



- refuse any purchase request that could adversely affect a Fund or its operations


- change its minimum investment amounts

                                 Your Earnings


TWO KINDS OF EARNINGS

DIVIDENDS AND INTEREST


Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A money market fund generally earns interest from its investments and pays this income to you as dividends. The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.



WHEN THE FUND PAYS



The Fund declares dividends daily and pays them monthly.



You begin earning dividends the business day that MSS receives an order by noon and payment through the Federal Funds wire system by 4:00 p.m. Eastern time.


CAPITAL GAINS


The Fund earns capital gains when it sells securities at a profit.



WHEN THE FUND PAYS



At the end of each fiscal year, the Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.



REINVESTMENT OF EARNINGS



Your earnings will automatically be reinvested in Sweep Shares.

                        Understand the Tax Consequences

MOST OF YOUR DIVIDENDS ARE TAXABLE


Virtually all of the dividends and capital gains you receive from the Fund are taxable. Some dividends will be taxable as long-term capital gains.



If you are a tax-exempt shareholder, you won't pay Federal income tax on distributions unless applicable tax laws say otherwise. If you're not tax-exempt, you will have to pay taxes on dividends whether you receive them in cash or reinvest them in more shares. Redemptions also may be taxable.



Dividends, other than from capital gains, are ordinary income. Capital gain distributions are taxable as long-term capital gain, except to the extent provided by an applicable tax exemption. Some distributions may be a return of capital or, in some cases, capital gain. You will be advised each year about the amount and nature of dividends paid to you. If you are not a tax-exempt investor, purchasing shares shortly before the record date for dividend declarations can result in a taxable return to you of a portion of the price you paid for the shares.



A Fund may pay you in January for dividends declared in October, November, or December of the previous year. If you're not tax-exempt, you will be taxed on these dividends as if you had been paid on December 31 of the previous year.

c
    SEEK ASSISTANCE


 Your account representative is always available to help you keep your investment goals coordinated with your tax considerations. You should, however, rely on your tax adviser for tax counsel.


 For additional information on taxation, see the SAI.

                        Know With Whom You're Investing

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?


MainStay Management, Inc., 300 Interpace Parkway, Building A, Parsippany, NJ 07054, serves as the Fund's manager, handling business affairs for the Fund. MainStay Management, Inc. is a corporation organized under the laws of Delaware and is an indirect wholly owned subsidiary of New York Life Insurance Company. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to the Sub-Adviser.



The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all the operational expenses that aren't the responsibility of the Fund, including the fees paid to the Sub-Adviser.



For the fiscal year ended December 31, 1998, the Company, on behalf of the Fund,
paid the Manager an aggregate fee for services performed of      % as a
percentage of the average daily net assets of the Fund.



The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Sub-Adviser.

WHO MANAGES YOUR MONEY?


New York Life Insurance Company, 51 Madison Avenue, NY, New York 10010, is the Sub-Adviser to the Fund. The company is a mutual life insurance company organized under the laws of the State of New York. Authorized to conduct business as a life insurance company since 1845, it offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement contracts. As of December 31, 1998, New York Life had total assets of
approximately $     billion and managed approximately $     billion in assets
for qualified retirement plans.



Under the supervision of the Manager, the Sub-Adviser is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Sub-Adviser is paid a monthly fee by the Manager, not the Fund. (See the SAI for a breakdown of fees.) The Fund's Directors oversee the management and operations of the Fund.

                         Financial Highlights


The financial highlights tables are intended to help you understand the Fund's financial performance for the Sweep Shares for the period of the Sweep Shares' operations. Certain information reflects financial results for a single Sweep Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Sweep Shares (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual reports, which are available upon request.


 MONEY MARKET FUND



Net asset value at beginning of
  period...............................
Net investment income..................
Less dividends from net investment
  income...............................
Net asset value at end of period.......
Total investment return(b).............
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income................
  Net expenses.........................
  Expenses (before waiver and
    reimbursement).....................
Net assets at end of period (in
  000's)...............................


--------

 +   Annualized.

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE RELATED STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER BY THE COMPANY OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

MAINSTAY INSTITUTIONAL FUNDS INC.LOGO
NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway
Building A
Parsippany, New Jersey 07054

Distributor of Money Market Fund Sweep Shares

NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

NYLIFE.LOGO

RECYCLE.LOGO

MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST:


STATEMENT OF ADDITIONAL INFORMATION (SAI)


Provides more details about the Fund. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.


ANNUAL/SEMIANNUAL REPORTS


Provides additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


TO OBTAIN INFORMATION:

Write to NYLIFE Distributors Inc., 300 Interpace Parkway, Building A, Parsippany, N.J. 07054, call 1-800-MAINSTAY (1-800-624-6782) or visit our website at mainstayfunds.com.


You can obtain information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330). You may visit the SEC's website at sec.gov or you may send your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

MAINSTAY INSTITUTIONAL FUNDS INC.

SEC File Number: 811-6175

                        MAINSTAY INSTITUTIONAL FUNDS INC.

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATE: MAY 1, 1999

         MainStay Institutional Funds Inc. (the "Company") is an open-end management investment company currently consisting of eleven separate investment portfolios: EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund, International Equity Fund, Multi-Asset Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, International Bond Fund, Money Market Fund, and Short-Term Bond Fund (individually or collectively referred to as a "Fund" or the "Funds"). Each Fund, other than the International Bond Fund, is a diversified fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act")

         This Statement of Additional Information supplements the information contained in the Company's Institutional Class and Institutional Service Class Prospectuses dated May 1, 1999 (collectively, the "Prospectus" or the "Prospectuses"), and should be read in conjunction with the Prospectuses. The Prospectuses are available without charge by writing to MainStay Institutional Funds Inc., P.O. Box 461, Parsippany, New Jersey 07054-0461, or by calling 1-800-695-2126. This Statement of Additional Information, although not in itself a prospectus, is incorporated in its entirety by reference in and is made a part of each of the Prospectuses.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Statement of Additional Information and the related Prospectus do not constitute an offer by the Company or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

         The Company's financial statements for the Funds, including the Statements of Assets and Liabilities, the Portfolios of Investments and the Statements of Operations for the year ended December 31, 1998, and the Statements of Changes in Net Assets for the years ended December 31, 1998 and December 31, 1997, the notes to the Financial Statements, and the Report of the Independent Accountants, all of which are included in the 1998 Annual Report to Shareholders, are hereby incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

ADDITIONAL INVESTMENT POLICIES OF THE FUNDS....................................1
         EAFE Index Fund.......................................................1
         Growth Equity Fund....................................................1
         Indexed Equity Fund...................................................2
         International Equity Fund.............................................2
         Multi-Asset Fund......................................................4
         Value Equity Fund.....................................................5
         Bond Fund.............................................................6
         Indexed Bond Fund.....................................................6
         International Bond Fund...............................................7
         Short-Term Bond Fund..................................................8
         Money Market Fund.....................................................9

INVESTMENT OBJECTIVES AND POLICIES............................................12
         Arbitrage............................................................13
         Borrowing............................................................13
         Commercial Paper.....................................................14
         Repurchase Agreements and Reverse Repurchase Agreements..............14
         Government Securities................................................15
         Corporate Debt Securities............................................15
         Lending of Portfolio Securities......................................16
         Restricted Securities................................................17
         Municipal Bonds......................................................17
         Banking Industry and Savings and Loan Industry Obligations...........18
         Floating and Variable Rate Securities................................18
         Foreign Securities...................................................20
         American Depositary Receipts ("ADRs")................................22
         When-Issued and Firm or Standby Commitment Agreements................22
         Mortgage-Related and Other Asset-Backed Securities...................23
         Mortgage Dollar Rolls................................................31
         Brady Bonds..........................................................31
         Loan Participation Interests.........................................32
         Risk Management Techniques...........................................34
         Options on Securities................................................35
         Options on Foreign Currencies........................................39
         Futures Transactions.................................................41
         Swap Agreements......................................................51
         Forward Foreign Currency Contracts...................................53
         Foreign Index-Linked Instruments.....................................57
         Warrants.............................................................58
         Short Sales Against the Box..........................................58
         High Yield/High Risk Securities......................................59
         Zero Coupon Bonds....................................................61

INDEXED EQUITY FUND SPECIAL CONSIDERATIONS....................................61

INVESTMENT RESTRICTIONS.......................................................62

MANAGEMENT OF THE COMPANY.....................................................66
         Directors and Officers...............................................66
         Compensation Table...................................................70
         Management Agreement.................................................71
         Sub-Advisory Agreements..............................................73
         Distributor..........................................................75
         Service Fees.........................................................76

PURCHASES AND REDEMPTIONS.....................................................77

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................78

NET ASSET VALUE...............................................................83

TAX INFORMATION...............................................................85

PERFORMANCE INFORMATION.......................................................94

OTHER INFORMATION.............................................................99
         Capitalization.......................................................99
         Effective Maturity...................................................99
         Beneficial Ownership of the Funds...................................100
         Code of Ethics......................................................102
         Independent Accountants.............................................103
         Legal Counsel.......................................................103
         Custodian...........................................................103
         Registration Statement..............................................103

         APPENDIX A..........................................................104

DESCRIPTION OF SECURITIES RATINGS............................................104

MOODY'S INVESTORS SERVICE, INC...............................................104

STANDARD & POOR'S............................................................106

                   ADDITIONAL INVESTMENT POLICIES OF THE FUNDS

EAFE INDEX FUND

         The EAFE Index Fund may invest up to 20% of total assets in stock index options, futures contracts and options on futures to maintain cash reserves while fully invested, to facilitate trading, or to reduce transaction costs. The Fund may invest up to 10% of its total assets in index and currency exchange rate swap agreements. The Fund may engage in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

         Some options on foreign currencies could force the sub- adviser to buy or sell foreign currencies at unfavorable exchange rates, creating losses. It is also possible that the Fund could forfeit the entire amount of the premium paid for the purchased options plus transaction costs.

         A lack of market activity may keep the sub-adviser from closing out a futures contract or a futures option position when it wants to. The Fund would remain obligated to make margin deposits until it could close the position.

         There are no guarantees that hedging transactions or the use of options and futures will successfully protect investments, or lead to better Fund performance. In some instances, the Fund may lose money.

         Not all Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index") companies within a country will be represented in the Fund's portfolio of securities at the same time. The Fund may not invest in certain stocks (numbering approximately 50) included in the EAFE Index because corporate charters have provisions prohibiting ownership by foreign investors.

GROWTH EQUITY FUND

         The Growth Equity Fund may also invest in options on common stocks and stock indices, futures contracts and related options, stocks represented by American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), foreign equity securities, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

         The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own.

         The Fund will invest at least 65% of its total assets, under normal market conditions, in equity securities including common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common stocks (e.g., convertible preferred stocks and convertible debentures) and warrants. Convertible preferred stocks and debentures must be rated when purchased Baa or better by Moody's Investors Service Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P" or "Standard & Poor's"), or if unrated, considered by the sub- adviser to be of comparable quality.

         Although it is not the Fund's policy generally to invest or trade for short-term profits, portfolio securities may be disposed of without regard to the length of time held whenever MacKay-Shields Financial Corporation ("MacKay-Shields") if of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance.

INDEXED EQUITY FUND

         The Index Equity Fund invests up to 20% of total assets in options and futures contracts to maintain cash reserves while fully invested, to facilitate trading or to reduce transaction costs. The Fund may invest up to 10% of its total assets in index swap agreements.

         The Fund believes its indexing approach is an effective method of duplicating percentage changes in the S&P 500. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the S&P 500 in both rising and falling markets.

INTERNATIONAL EQUITY FUND

         The International Equity Fund will invest in a diversified portfolio of securities, including common stocks, preferred stocks, warrants and other comparable equity securities.

         The International Equity Fund may invest in ADRs (American Depositary Receipts); EDRs (European Depositary Receipts); GDRs (Global Depositary Receipts); IDRs (International Depositary Receipts) or other similar securities convertible into securities of foreign issuers.

         To enhance returns, manage risk more efficiently and protect against price changes in securities, the Fund may invest in currencies on a spot or forward basis, securities and securities index options, foreign currency options, futures contracts and related options, and may enter into swap agreements. Futures and related options may be used for any legal purpose including to reduce trading costs.

         The Fund may also invest in U.S. equity securities; notes and bonds which, when purchased, are rated in one of the top four categories by Moody's or Standard & Poor's; cash, including foreign currency, or cash equivalents such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers.

         The Fund is actively managed and invests primarily in international (non-U.S.) Stocks, but the Fund may acquire other securities including cash equivalents. Eligible investments for the Fund include any equity-related investment, domestic or foreign, whether denominated in foreign currencies or U.S. dollars.

         MacKay-Shields considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions; and quality of individual issuers. MacKay-Shields will also determine, using good faith judgment, (1) country allocation among the international equity markets, (2) currency exposure (asset allocation across currencies), and (3) diversified security holdings within each market.

         The Fund may use futures and options contracts (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage risk more efficiently.

         MacKay-Shields also believes that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between instruments denominated in different currencies and/or changes in value between currencies. Moreover, MacKay-Shields believes active currency management can be employed as an overall portfolio risk management tool. For example, in its view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

MULTI-ASSET FUND

         The Multi-Asset Fund may invest up to 20% of total its assets in foreign securities (defined as "traded primarily in a market outside the U.S.") of developed and emerging market countries.

         The Fund may invest up to 10% of total assets in interest rate, index, and currency exchange rate swap agreements.

         The Fund may invest in futures transactions to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions.

         The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

         At times, the actual allocation for each asset class may differ from the constraints, due to market fluctuations or cash entering or leaving the Fund. This could happen for instance, if the sub-adviser has positioned the assets close to a minimum or maximum of one or more asset classes, and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the sub-adviser will move cash or reallocate assets within seven days.

         To determine the best investment levels, Monitor Capital Advisors (Monitor or Monitor Capital) estimates risk, return and correlation for the three asset groups based on a rigorous, disciplined valuation methodology. Even if this method occasionally indicates that the Fund should be fully invested in only one asset group, Monitor Capital will still follow the constraints on the amount of assets which may be allocated to each of the three asset groups.

         In managing the Fund, Monitor Capital uses a proprietary model as well as a non-proprietary model to estimate expected returns on domestic and foreign stock markets. The expected return on fixed income securities is the current yield to maturity of bonds as measured by the Salomon Brothers Broad Investment Grade Bond Index. The expected return for money market instruments is the current yield on three-month U.S. Treasury bills.

         The Fund's allocation among the three asset groups is then structured to take advantage of perceived imbalances in relative pricing. Monitor Capital believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. The models may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.

         The Fund may buy common stocks that the EAFE Index Fund and Indexed Equity Fund may buy, fixed income securities that the Indexed Bond Fund may buy and money market instruments that the Money Market Fund may buy.

VALUE EQUITY FUND

         Equity securities in which the Value Equity Fund may invest include common stocks and securities that can be exchanged for or converted into common stocks (e.g., convertible preferred stocks and convertible debentures), nonconvertible preferred stocks and warrants.

         The Fund may invest up to 35% of its total assets in options on common stocks and stock indices, stocks represented by American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), foreign equity securities, zero coupon bonds, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, cash equivalents or cash.

         The convertible preferred stocks, debentures and zero coupon bonds in which the Funds may invest, must be, when purchased, rated Baa or better by Moody's or BBB or better by Standard & Poor's; or unrated but judged by the sub-adviser to be of comparable quality.

         The Fund may invest in stock index futures contracts and related options to protect against changes in stock prices.

         The Fund may participate in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own.

         The Fund intends to purchase those securities which it believes to be undervalued in the market relative to comparable securities. In assessing whether a stock is undervalued, MacKay-Shields considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in MacKay-Shields' opinion, either unwarranted pessimism or unrecognized value.

BOND FUND

         The Fund may invest in corporate commercial paper only if rated, when purchased, Prime-1 by Moody's or A-1 by Standard & Poor's; or if unrated, determined by the sub-adviser to be of comparable quality.

         The Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

         The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

         The Fund may invest in interest rate and bond index futures contracts, and options on these contracts; and options on debt securities.

INDEXED BOND FUND

         The Fund may invest up to 20% of total assets in bond and interest rate index options and futures and options on these futures to maintain cash reserves while fully invested, to facilitate trading, or reduce transaction costs.

         Monitor Capital believes the indexing approach is an effective method of simulating percentage changes in the Big Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. Monitor Capital employs a stratified sampling method to track Index performance. Using this method, the Fund invests in fixed income securities which in aggregate are expected to mirror the performance of the Big Index. The Fund invests primarily in a representative sample of the securities in the Big Index. Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity.


         Monitor Capital may effect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover.

INTERNATIONAL BOND FUND

         The Fund may invest in any debt or debt-related investment, domestic or foreign, denominated in foreign or U.S. currency.

         The Fund will invest at least 65% of total assets, under normal market conditions, in foreign bonds which include debt securities of foreign governments, agencies and supranational organizations denominated in foreign currencies or U.S. dollars. The Fund may also purchase debt securities of corporate issuers. Some of these securities may be privately issued and/or convertible into common stock or they may be traded together with warrants for the purchase of common stock.

         To enhance returns, manage risk more efficiently and help protect against price changes in securities the Fund owns or may own, currencies on a spot or forward basis, securities or securities index options, foreign currency options, futures contracts and related options on futures contracts; and may enter into swap agreements. Futures and related options may be used for any legal purpose including to reduce trading costs.

         MacKay-Shields considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions; and quality of individual issuers. MacKay-Shields will also determine, using good faith judgment, (1) country allocation, (2) currency exposure (asset allocation across currencies), and (3) diversified security holdings within each market.

         To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contacts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently.

         Generally, the Fund's average maturity will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

SHORT-TERM BOND FUND

         The Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage- related and other asset-backed securities; certificates of deposits, time deposits and bankers' acceptances issued by domestic or foreign banks or savings and loan associations and denominated in U.S. dollars or foreign currencies.

         The Fund may invest in domestic and foreign corporate debt securities, municipal bonds, zero coupon bonds and variable or floating rate securities rated Baa or better by Moody's or BBB or better by S&P when purchased; or, if unrated, determined by the sub-adviser to be of comparable quality.

         The Fund may invest in corporate commercial paper only if rate, when purchased, Prime-1 by Moody's or A-1 by S&P; or if unrated, determined by the sub-adviser to be of comparable quality.

         The Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the sub-adviser will attempt to protect against risks stemming from differences in foreign exchange rates.

         The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

         The Fund may invest in U.S. dollar- or foreign currency- denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities.

         The effective maturity of the Fund's portfolio will be less than three years.

         In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.

         The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities.

MONEY MARKET FUND

         The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

         All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of a rule of the Securities and Exchange Commission ("SEC"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Sub-Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Company's Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Sub-Adviser; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantee," the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; (5) if it is a security issued by a money market fund registered with the SEC under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

         The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. Immediately after the acquisition of any Demand Feature or Guarantee, the Fund, with respect to seventy five percent of its total assets, shall not have invested more than ten percent of its assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than five percent of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Sub-Adviser, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board ("the Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Sub-Adviser and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

         Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Directors, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

         The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

         The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

         The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

        INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS

         The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies the Funds may utilize, and certain risks involved with those investments, policies and strategies.



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ARBITRAGE

         Each Fund may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the requirements imposed on each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

BORROWING

         A Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company for Federal tax purposes. To avoid the potential leveraging effects of a Fund's borrowings, a Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

COMMERCIAL PAPER



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         Each Fund may invest in commercial paper. Each Fund will invest in commercial paper only if rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Sub-Adviser determines that the commercial paper is of comparable quality. Commercial paper represents short-term unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

         The Funds may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Directors. A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases securities (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by the Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. The Sub-Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. No Fund will invest more than 10% of its net assets (taken at current market value) (15% in the case of the International Equity and International Bond Funds) in repurchase agreements maturing in more than seven days.



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         Each Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

         The Directors have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the Fund to enter into repurchase agreements with such sellers. If the other party to a repurchase agreement were to become bankrupt, a Fund could experience delays in recovering its investment or losses.

GOVERNMENT SECURITIES

         Government securities are obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

CORPORATE DEBT SECURITIES

         A Fund's investments in U.S. dollar- or foreign currency- denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indexes or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies.



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         Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. Should any individual bond held by a Fund, other than the Internatinal Bond Fund or International Equity Fund, fall below a rating of BBB by S&P or Baa by Moody's, the Fund's sub-adviser will dispose of such bond as soon as reasonably practicable in light of then- existing market and tax considerations. The International Bond Fund may invest up to 25%, and the International Equity Fund may, for temporary defensive purposes, invest up to 5%, of its net assets in debt securities which are rated below investment grade.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

         The Indexed Equity Fund and the Multi-Asset Fund are managed in part to replicate the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Because of the market-value weighing, the 20 largest companies in the S&P 500 currently account for approximately 29.32% of the Index. As of December 31, 1997, the five largest weightings in the S&P 500 as a percentage of net assets were: General Electric Company (3.18%); Coca Cola Co. (2.18%); Microsoft Corporation (2.06%); Exxon Corporation (2.00%); and Merck & Co. (1.68%).

LENDING OF PORTFOLIO SECURITIES

         In accordance with guidelines adopted by the Board of Directors, each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash or U.S. Government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The total market value of securities loaned will not at any time exceed 33% of the total assets of a Fund. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the



                                     - 16 -
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investment. The Company, on behalf of certain of the Funds, has entered into an agency agreement with Merrill Lynch Portfolio Services, Inc. which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Funds' Sub-Advisers.

         As with other extensions of credit there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by a Sub-Adviser to be creditworthy and approved by the Board, and when, in the judgment of a Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If a Sub-Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 33% of the value of the total assets of the lending Fund. Under the guidelines adopted by the Board of Directors, a Fund may not enter into a lending agreement with a counterparty which would cause the Fund to have loans outstanding to that counterparty for securities having a value greater than 5% of the Fund's total assets.

RESTRICTED SECURITIES

         To the extent that they invest in restricted securities, the Funds may be exposed to additional risks. "Restricted" securities are those securities which have not been registered under the Securities Act of 1933. Because they are unregistered, only a limited number of investors are qualified to invest in such securities. The smaller market may create undesirable delays in selling restricted securities. A Fund attempting to dispose of restricted securities may incur additional transaction costs in finding a buyer or, in an extreme case, the cost of registering the security.

MUNICIPAL BONDS

         The Bond Fund and Short-Term Bond Fund may purchase municipal bonds which are debt obligations of state and local governments, agencies and authorities. Municipal bonds are issued to obtain funds for various public purposes. The other Funds may purchase municipal bonds for temporary defensive purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in



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some cases, from the proceeds of a special excise or specific revenue source.
Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

         Each Fund may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and, with the exception of the Money Market Fund, in certificates of deposit, time deposits and other short-term obligations issued by savings and loan associations.

         Certificates of deposit are receipts from a bank or savings and loan association ("S&L"), for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Each Fund may not invest in time deposits maturing in more than seven days which are subject to withdrawal penalties. Each Fund will limit it investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

         Each Fund will not invest in any obligation of a domestic or foreign bank unless (I) the bank has capital, surplus, and individual profits (as of the date of the most recently published financial statements) in excess of $100 million, or the equivalent in other currencies, and (ii) in the case of a U.S. bank, its deposits are insured by the Federal Deposit Insurance Corporation. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FLOATING AND VARIABLE RATE SECURITIES

         Each Fund, other than the EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund and Value Equity Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective



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obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

         The Bond Fund, International Bond Fund, International Equity Fund and Short-Term Bond Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FOREIGN SECURITIES

         The EAFE Index Fund, International Bond Fund and International Equity Fund will, and the Bond Fund, Growth Equity Fund, Multi-Asset Fund, Short-Term Bond Fund and Value Equity Fund may invest in securities of foreign issuers. The Money Market Fund may purchase U.S. dollar-denominated securities of foreign issuers. The Indexed Equity Fund and Indexed Bond Fund will invest in foreign securities to the extent such securities are included in the securities that comprise the Standard & Poor's 500 Composite Stock Price Index and the Salomon Brothers Broad Investment Grade Bond Index, respectively. The International Bond Fund and International Equity Fund may invest, without limit, subject to the other investment policies applicable to the Fund, in U.S. dollar-denominated and non-dollar denominated foreign debt securities and in certificates of



                                     - 19 -
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deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by MacKay-Shields. Securities acquired by the International Bond Fund may be denominated in multinational currency units. Securities of issuers within a given country may be denominated in the currency of another country.

         Foreign investing involves the possibility of expropriation, nationalization or confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. A Fund may, however, engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

         The Growth Equity Fund, Indexed Bond Fund, International Bond Fund, International Equity Fund, Multi-Asset Fund and Value Equity Fund may invest in emerging market countries, which presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number



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of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

         Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies, any of which may have a detrimental effect on the Funds' investments.

         To different degrees, the Bond Fund, Indexed Bond Fund, International Bond Fund, International Equity Fund and Short-Term Bond Fund are permitted to invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). Investments in Sovereign Debt can involve greater risks than investing in U.S. Government Securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the investment advisers intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

         ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of



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the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts and International Depositary Receipts are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

WHEN-ISSUED AND FIRM OR STANDBY COMMITMENT AGREEMENTS

         Each Fund may from time to time purchase securities on a "when-issued" or "firm commitment" or "standby commitment" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued, or firm or standby commitment securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Company's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued, or firm or standby commitment securities may be sold prior to the settlement date, the Company intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leaveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities and firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

         At the time the Company makes the commitment on behalf of a Fund to purchase a security on a when-issued, or firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued, or firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued or firm commitment basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued, firm, or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Mortgage-backed and asset-back securities are securities which derive their value from underlying pools of loans that may include interests in pools of lower-rate debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the crediworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's sub-adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. The Money market Fund may only invest in mortgage-backed and asset-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

         A Fund will invest only in mortgage-related (or other asset- backed) securities either (I) issued by U.S. government-sponsored corporations (currently GNMA, FHLMC and FNMA), or (ii) privately issued securities rated Baa or better by Moody's or BBB by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments to not more than 10% of its net assets (15% in the case of the International Bond Fund and International Equity Fund).

         Mortgage Pass-Through Securities. Mortgage pass-through securities, which are securities interests in pools of mortgage-related securities, differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and princi- pal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing

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the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. No Fund will purchase mortgage-related securities or any other assets which in the opinion of the Fund's Sub-Adviser are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid (15% in the case of the International Bond or International Equity Funds).

         Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by



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portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or
FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         The Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one CMO, more than 10% of a Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or a Fund would hold more than 3% of any outstanding issue of CMOs.

         FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of Federal Housing Administration ("FHA") prepayment experience applied to the



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

mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Other Mortgage-Related Securities. The Funds' Sub-Advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Sub-Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a portfolio's limitations on investment in illiquid securities. Each of the Funds limits its investment in CMO residuals to less than 5% of its net assets.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         Risks Associated with Mortgage-Backed Securities. Like other fixed income securities, when interest rates rise the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of a Sub-Adviser to forecast interest rates and other economic factors correctly. If a Sub-Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

         Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

         Other Asset-Backed Securities. The Funds' Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables, ("CARSs"). CARSs represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSs are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSs may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Consistent with a Fund's investment objective and policies, a Fund's Sub-Adviser also may invest in other types of asset- backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

MORTGAGE DOLLAR ROLLS

         A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

BRADY BONDS

         The International Bond Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. Government securities.

         Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (I) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

LOAN PARTICIPATION INTERESTS

         The Funds may invest in participation interest in loans. A Fund's investment in loan participation interests may take the form of participation interests in, assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

         In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

         A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

         When a Fund acts as co-lender in connection with a Participation Interest or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider Participation Interests not subject to puts to be illiquid.

         The principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because the Fund must assume the risk of insolvency of the co- lender from which the participation interest was acquired and that of any person interpositioned between the Fund and the co- lender.

RISK MANAGEMENT TECHNIQUES

         The Funds can use various techniques to increase or decrease their exporsure to changing security prices, interest rates, currency exchange rates, commodity price or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward foreign currency exchange contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indexes.

         The Funds can use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's sub-adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

OPTIONS ON SECURITIES

         Writing Call Options. Each Fund, as specified for that Fund in the Prospectus, may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option on a stock or bond index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

         A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

         A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option.

         Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the International Bond Fund and International Equity Fund may, to the extent determined appropriate by the Sub-Adviser, engage without limitation in the writing of options on their portfolio securities.

         Writing Put Options. Each Fund, as specified for the Fund in the Prospectus, may also write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

         The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

         In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Company's intention that each Fund qualify as such.

         Purchasing Options. Each Fund, as specified for the Fund in the Prospectus, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms of sufficient creditworthiness so as to minimize these risks.

         The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security.

         The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

         Special Risks Associated With Options On Securities. There can be no assurance that viable markets will develop or continue in the United States or abroad for options on securities. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

OPTIONS ON FOREIGN CURRENCIES

         Each Fund, as specified for the Fund in the Prospectus, may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting to overall exposure to certain currencies, or in an effort to enhance return. A Fund may purchase and write put and call options on foreign currencies for



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the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be invested. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         If a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant

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currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

         A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.

         Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the- counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

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         Each Fund, as specified for the Fund in the Prospectus, may purchase and sell futures contracts on securities, interest rates, foreign currency and on indexes of securities, to hedge against anticipated changes in interest rates and other economic factors that might otherwise have an adverse effect upon the value of a Fund's portfolio securities. An interest rate or stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. The Funds, as specified in the Prospectus, may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. A Fund may purchase and sell stock index futures to hedge its securities portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security).

         The Funds, as specified for the Fund in the Prospectus, may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, as specified for the Fund in the Prospectus, may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds, as specified for the Fund in the Prospectus, may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges as long as trading on the aforesaid foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

         A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price in a future month. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on a variety of instruments, indexes and currencies.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Directors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

         The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to

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decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

         Securities Index Futures. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

         Stock index futures may be used to hedge a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. Similarly, the Funds may enter into futures on debt securities indexes to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio.

         Currency Futures. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if a Sub-Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If a Sub- Adviser anticipates that exchange rates will rise, the Fund may

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purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

         A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that a Sub-Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

         Options on Futures. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

         The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

         In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

         If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

         The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

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         Limitations on Purchase and Sale of Futures Contracts and Options on
Futures Contracts. A Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. In general, the Funds will engage in transactions in futures contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures or futures options. See "Tax Information."

         Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not be attempted. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

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         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

         Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

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SWAP AGREEMENTS

         The International Bond Fund, International Equity Fund and Multi-Asset Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. The EAFE Index Fund may enter into index and currency exchange rate swap agreements, the Indexed Bond Fund may invest up to 10% of its total assets in interest rate and index swap agreements and the Indexed Equity Fund may enter into index swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. The International Bond Fund and International Equity Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets. The EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund and Multi-Asset Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets.

         Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub- Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC") effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange - style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

FORWARD FOREIGN CURRENCY CONTRACTS

         A forward foreign currency contract (a "forward contract") is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), which is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

         A Fund will hold liquid assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

         Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, each Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

         When a Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform



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in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

         Finally, a Fund may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

         At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         A Fund's dealing in forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by a Sub-Adviser. A Fund generally will not enter into a forward contract with a term of greater than one year.

         In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same forward foreign currency contact, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

         It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

         The Sub-Advisers believe that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between securities denominated in different currencies and/or changes in value between currencies. Moreover, the Sub-Advisers believe active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities and the market risks by currency strategies which may not involve the currency in which the foreign security is denominated.

         Forward contracts are intended to minimize the risk of loss to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Such contracts do not eliminate fluctuations in the underlying prices of securities held by the Funds. Although such contracts tend to minimize the risk of loss due to a decline in the value of a currency that has been sold forward, and the risk of loss due to an increase in the value of a currency that has been purchased forward, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

         The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Sub-Adviser's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as the Sub- Adviser anticipates. A Fund may also incur significant costs when converting assets from one currency to another.

         A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN INDEX-LINKED INSTRUMENTS

         As part of its investment program, and to maintain greater flexibility, the EAFE Index Fund, International Equity Fund, Multi-Asset Fund and International Bond Fund may invest in instruments which have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest components to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index- linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument.

Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.

WARRANTS

         The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

SHORT SALES AGAINST THE BOX

         A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers they believe are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets.

HIGH YIELD/HIGH RISK SECURITIES

         Securities rated below BBB by S&P or Baa by Moody's (sometimes called "junk bonds") are not considered "investment grade". There is more price volatility, more risk of losing your principal interest, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

         The International Bond Fund may invest up to 25% of its net assets in debt securities, including short-term instruments, which are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or, if not rated, determined to be of equivalent quality by the sub-adviser. Under exceptional market conditions abroad or when it is believed that economic or market conditions warrant, the International Equity Fund may, for temporary defensive purposes, invest up to 5% of its net assets in short- term instruments rated below BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the sub- adviser. The lower the ratings of such securities, the greater their risks render them like equity securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment grade characteristics. The Funds may invest in securities which are rated D by S&P or, if unrated, are of equivalent quality. Securities rated D may be in default with respect to payment of principal or interest.

         Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may under certain circumstances be less liquid than higher rated debt instruments.

         Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

         High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield/high risk bonds defaults, the Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment- in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

         Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on the International Bond Fund's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts which have accrued each year are required to be distributed to shareholders and, such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

         The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events.

ZERO COUPON BONDS

         Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from the face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Fund shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year.

                   INDEXED EQUITY FUND SPECIAL CONSIDERATIONS

         Standard & Poor's, "S&P 500", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by Monitor Capital Advisors, Inc. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

         The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Monitor is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Monitor or the Fund. S&P has no obligation to take the needs of Monitor or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Monitor, owners of the Fund, or any other person or entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                             INVESTMENT RESTRICTIONS

         The Funds' investment restrictions set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without a majority vote of the outstanding shares of that Fund, as defined in the 1940 Act. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this Statement of Additional Information, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

         Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

         Each Fund has adopted a fundamental restriction that it may not:

         (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;

         (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (this restriction is not applicable to the International Bond Fund);

         (3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities (this restriction is not applicable to the International Bond Fund);

         (4) borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

         (5) lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Company's Directors;

         (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

         (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this Statement of Additional Information, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

         (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws.

                             ADDITIONAL RESTRICTIONS

         Each Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

         Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

         Under these restrictions, a Fund may not:

         (1) (except for the International Bond Fund and International Equity
Fund) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

         (2) purchase securities that may not be sold without first being registered under the Securities Act of 1933, as amended ("restricted securities") other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Company's Board of Directors; enter into repurchase agreements having a duration of more than seven days; purchase loan participation interests that are not subject to puts; purchase instruments lacking readily available market quotations ("illiquid instruments"); or purchase or sell over-the-counter options, if as a result of the purchase or sale, the Fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Fund and the assets used as cover for over-the-counter options written by the Fund exceed 10% of the Fund's net assets (15% of net assets in the case of the International Bond Fund and International Equity Fund);

         (3) invest in other companies for the purpose of exercising control;

         (4) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

         (5) a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

         (6) a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

         The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Sub-Advisers, pursuant to guidelines approved by the Directors.

         Each Sub-Adviser takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

         (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

         (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

         (iii)dealer undertaking to make a market in the 144A security; and

         (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To make the determination that an issue of 4(2) commercial paper is liquid, a Sub-Adviser must conclude that the following conditions have been met:

         (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

         (b) the 4(2) commercial paper is rated:

         (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or

         (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

         (iii) if the security is unrated, the Sub-Adviser has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

                  (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

         The Directors and Officers of the Company, their addresses, ages and their principal occupations during the past five years are as follows (unless otherwise indicated, the address of all persons below is 51 Madison Avenue, New York, NY 10010):

        NAME                                 POSITION(S) WITH                  PRINCIPAL OCCUPATION(S)
   ADDRESS AND AGE                           THE COMPANY                       DURING PAST 5 YEARS
   ---------------                           ----------------                  -------------------

   Stephen C. Roussin, 35             Director and Chairperson of the        President, Chief Executive Officer and Trustee,
                                      Board of Directors*                    The MainStay Funds, 1997-present; Senior Vice
                                                                             President, New York Life Insurance Company, 1997
                                                                             to present; Senior Vice President, Smith Barney,
                                                                             1994 to 1997; and Division Sales Manager,
                                                                             Prudential Securities, 1989 to 1994. Director,
                                                                             New York Life Trust Company, 1997 to present;
                                                                             Director, New York Life Benefit Services, Inc.,
                                                                             1997 to present; Director, NYLIFE Securities,
                                                                             Inc., 1997 to present; Director, MainStay
                                                                             Shareholder Services Inc., 1997 to present;
                                                                             Director, Eagle Strategies Corp., 1997 to
                                                                             present; Director, President and Chief Executive
                                                                             Officer, MainStay Management, Inc., 1997 to
                                                                             present.

   Patrick G. Boyle, 45               Director*                              Senior Vice President, Pension Department, New
                                                                             York Life Insurance Company, 1991 to present;
                                                                             Vice President, Pension Department, New York Life
                                                                             Insurance Company, 1988-1991; Pension Vice
                                                                             President, Pension Department, New York Life
                                                                             Insurance Company, 1986-1988; Assistant Vice
                                                                             President, Pension Department, New York Life
                                                                             Insurance Company, 1985-1986; Director, NYLIFE
                                                                             Distributors Inc., 1993 to 1996; Chairman,
                                                                             Monitor Capital Advisors, Inc., 1996 to present,
                                                                             and Director, 1991 to present; Director, New York
                                                                             Life Benefit Services, Inc., 1994 to present;
                                                                             Director, New York Life International Investment
                                                                             Inc., 1995 to present; Director, New York Life
                                                                             Trust Company, 1995 to present; Director, NYL
                                                                             Capital Management Limited, 1994 to present;
                                                                             Member, American Council of Life Insurance
                                                                             Pension Committee, 1992 to present.

   Lawrence Glacken, 71               Director                               Retired, 1987 to present; Vice President,
   353 Canterbury Drive                                                      Investment Banking, The First Boston
   Ramsey, NJ  07446                                                         Corporation, 1964-1987.

   Robert P. Mulhearn, 51             Director                               Private Investor, 1987 to present; Managing
   60 Twin Brooks Road                                                       Director, Morgan Stanley, 1979-1987.
   Saddle River, NJ  07458

   Susan B. Kerley, 47                Director                               President, Global Research Associates, 1990 to
   P.O. 9572                                                                 present; Manager, Special Investments,
   New Haven, CT 06535                                                       Rockefeller & Co., 1988-1990; Director of
                                                                             Research, Rogers, Casey and Barksdale, 1983-1988;
                                                                             Director, Citifunds, 1991 to present.

          NAME,                              POSITION(S) WITH                 PRINCIPAL OCCUPATION(S)
     ADDRESS AND AGE                          THE COMPANY                     DURING PAST 5 YEARS
     ---------------                         -------------                    -------------------
   Linda M. Livornese, 47             President                              Vice President, Pension Department, New York Life
                                                                             Insurance Company, 1990 to present; Pension Vice
                                                                             President, Pension Department, New York Life
                                                                             Insurance Company, 1988-1990; Assistant Vice
                                                                             President, Pension Department, New York Life
                                                                             Insurance Company, 1986-1988; Vice President,
                                                                             NYLIFE Distributors Inc., 1993 to present; Vice
                                                                             President, NYLIFE Securities Inc., 1992 to
                                                                             present.


   Jefferson C. Boyce, 41             Senior Vice President                  Senior Vice President, New York Life Insurance
                                                                             Company, 1994 to present; Senior Vice President,
                                                                             The MainStay Funds, 1995 to present; Director,
                                                                             Monitor Capital Advisors, Inc., 1991 to present
                                                                             and Senior Vice President, 1996 to present;
                                                                             Director, MSC Holding, Inc., 1992 to present and
                                                                             Secretary, 1994 to present; Director, Eagle
                                                                             Strategies Corp., 1993 to present; Director,
                                                                             NYLIFE Equity, Inc., 1993 to present; President
                                                                             and Chief Executive Officer, NYLIFE Distributors
                                                                             Inc., 1996 to present and Director, 1993 to
                                                                             present; Director, NYLIFE Inc., 1993 to present;
                                                                             Director, NYLIFE Structured Asset Management
                                                                             Company Ltd., 1993 to present; Director, CNP
                                                                             Realty Investments, Inc., 1994 to present;
                                                                             Director, New York Life Benefit Services, Inc.,
                                                                             1994 to present; Director, NYLIFE Depositary
                                                                             Corporation, 1994 to present; Director, NYLIFE
                                                                             Realty Inc., 1994 to present; Director, NYLIFE
                                                                             SFD Holding Inc. (formerly NAFCO, Inc.), 1994 to
                                                                             present; Director, President and Chief Executive
                                                                             Officer, NYLIFE Securities Inc., 1996 to present;
                                                                             Chairman and Director, MainStay Shareholder
                                                                             Services Inc., 1997 to present; Chief
                                                                             Administrative Officer, Pension, Mutual Funds,
                                                                             Structured Finance, Corporate Quality, Human
                                                                             Resources and Employees' Health Departments, New
                                                                             York Life Insurance Company, 1992 to 1994; Vice
                                                                             President, Pension Department, New York Life
                                                                             Insurance Company, 1989 to 1992.

          NAME,                              POSITION(S) WITH                 PRINCIPAL OCCUPATION(S)
     ADDRESS AND AGE                          THE COMPANY                     DURING PAST 5 YEARS
     ---------------                         -------------                    -------------------

   Richard W. Zuccaro, 49             Tax Vice President                     Vice President, New York Life Insurance Company,
                                                                             1995 to present; Vice President -- Tax, New York
                                                                             Life Insurance Company, 1986 to 1995; Tax Vice
                                                                             President, NYLIFE Securities Inc., 1987 to
                                                                             present; Tax Vice President, NYLIFE SFD Holding
                                                                             Inc., 1990 to present; Tax Vice President, NYLIFE
                                                                             Depositary Inc., 1990 to present; Tax Vice
                                                                             President, NYLIFE Inc., 1990 to present; Tax Vice
                                                                             President, NYLIFE Insurance Company of Arizona,
                                                                             1990 to present; Tax Vice President, NYLIFE
                                                                             Realty Inc., 1991 to present; Tax Vice President,
                                                                             NYLICO Inc., 1991 to present; Tax Vice President,
                                                                             New York Life Fund Inc., 1991 to present; Tax
                                                                             Vice President, New York Life International
                                                                             Investment, Inc., 1991 to present; Tax Vice
                                                                             President NYLIFE Funding Inc., 1991 to present;
                                                                             Tax Vice President, NYLCO, 1991 to present; Tax
                                                                             Vice President, NYLIFE Equity Inc., 1991 to
                                                                             present; Tax Vice President, MainStay VP Series
                                                                             Fund, Inc., 1991 to present; Tax Vice President,
                                                                             CNP Realty Investments, Inc., 1991 to present;
                                                                             Tax Vice President, New York Life Worldwide
                                                                             Holding, Inc., 1992 to present; Tax Vice
                                                                             President, NYLIFE Structured Asset Management
                                                                             Company Ltd., 1992 to present; Tax Vice
                                                                             President, The MainStay Funds, 1991 to present;
                                                                             Tax Vice President, Eagle Strategies Corp.
                                                                             (registered investment adviser), 1993 to present;
                                                                             Tax Vice President, NYLIFE Distributors Inc.,
                                                                             1993 to present; Vice President & Assistant
                                                                             Controller, New York Life Insurance and Annuity
                                                                             Corp., 1995 to present, and Assistant Controller,
                                                                             1991 to 1995; Vice President, NYLCare Health
                                                                             Plans, Inc., 1995 to present; Vice President -
                                                                             Tax, New York Life and Health Insurance Co., 1996
                                                                             to present; Tax Vice President, New York Life
                                                                             Trust Company, 1996 to present; Tax Vice
                                                                             President, Monitor Capital Advisors, Inc., 1996
                                                                             to present; Tax Vice President, NYLINK Insurance
                                                                             Agency Incorporated, 1996 to present; Tax Vice
                                                                             President, MainStay Shareholder Services Inc.,
                                                                             1997 to present.

          NAME,                              POSITION(S) WITH                 PRINCIPAL OCCUPATION(S)
     ADDRESS AND AGE                          THE COMPANY                     DURING PAST 5 YEARS
     ---------------                         -------------                    -------------------

   Anthony W. Polis, 54               Treasurer (Principal Financial         Vice President, New York Life Insurance Company,
                                      and Accounting Officer)                1988 to present; Director, Vice President and
                                                                             Chief Financial Officer, NYLIFE Securities Inc.,
                                                                             1988 to present; Vice President and Chief
                                                                             Financial Officer, NYLIFE Distributors Inc., 1993
                                                                             to present; Vice President and Chief Financial
                                                                             Officer, Eagle Strategies Corp., 1993 to present;
                                                                             Vice President and Chief Financial Officer,
                                                                             MainStay Shareholder Services Inc., 1997 to
                                                                             present; Vice President and Chief Financial
                                                                             Officer, The MainStay Funds, 1990 to present;
                                                                             Treasurer, MainStay VP Series Fund, Inc., 1993 to
                                                                             present; Assistant Treasurer, MainStay VP Series
                                                                             Fund, Inc., 1992 to 1993; Vice President and
                                                                             Treasurer, Eclipse Financial Asset Trust, 1992 to
                                                                             present; Vice President, Drexel Burnham Lambert
                                                                             Incorporated, DBL Tax-Free Fund Inc., DBL Cash
                                                                             Fund Inc., The Drexel Burnham Fund, Drexel Series
                                                                             Trust, Fenimore International Fund Inc., BT
                                                                             Investment Trust and BT Tax Free Investment
                                                                             Trust, 1983 to 1988; Assistant Treasurer, Drexel
                                                                             Bond-Debenture Trading Fund, 1983-1988.


   Sara L. Badler, 38                 Secretary                              Assistant General Counsel, New York Life
                                                                             Insurance Company, 1996 to present; Associate
                                                                             Counsel, New York Life Insurance Company, 1994
                                                                             to 1996; Secretary, MainStay VP Series Fund,
                                                                             Inc., 1997 to present; Assistant Secretary, the
                                                                             MainStay Funds, 1994 to present; Assistant
                                                                             Secretary, Eclipse Financial Asset Trust, 1994
                                                                             to present; Teacher, New York City Board of
                                                                             Education, 1993 to 1994; and Vice President and
                                                                             Associate Counsel and Consulting Attorney;
                                                                             Oppenheimer Management Corporation, 1987 to
                                                                             1993.




* Messrs. Boyle and Roussin are Directors who are "interested persons" of the Company as that term is defined in the 1940 Act.


COMPENSATION TABLE

         The following table sets forth information regarding compensation received by the Directors of the Company for the year ended December 31, 1998.


                                                  Aggregate Compensation
                           Name and Position          from Company(1)
                           -----------------          -------------

                           Lawrence Glacken          $ ______
                           Director

                           Robert P. Mulhearn        $ ______
                           Director

                           Susan B. Kerley           $ ______
                           Director

(1) Directors, other than those affiliated with New York Life Insurance Company, MainStay Management, Inc., MacKay-Shields Financial Corporation, Monitor Capital Advisors, Inc. or NYLIFE Distributors Inc. are paid an annual fee of $24,000 and $1,000 for each Board of Directors meeting and Committee meeting attended plus reimbursement for travel and out-of-pocket expenses.

         As of April 1, 1999, the Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of any Class of a Fund.

MANAGEMENT AGREEMENT

         Pursuant to the Management Agreement for the Funds dated November 21, 1997, MainStay Management, Inc. (the "Manager"), subject to the supervision of the Directors of the Company and in conformity with the stated policies of the Funds, administers the Funds' business affairs and investment advisory responsibilities.

         The Directors, including the Independent Directors, approved the Management Agreement at an in-person meeting held on September 9, 1997. On November 17, 1997, the shareholders of each of the Funds approved the Management Agreement. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Directors who are not "interested persons" of the Company or of the Manager (as the term is defined in the 1940 Act).

         The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Directors of the Company to serve in the capacities in which the have been elected or appointed.

         The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Manager and Sub-Advisers," the Manager bears the following expenses:

         (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of the Directors not affiliated with the Manager or the Sub-Adviser;

         (b) the fees to be paid to the Sub-Advisers pursuant to the Sub-Advisory Agreements; and

         (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Company.

         For its services, each Fund pays the Manager a monthly fee.

         Commencing November 21, 1997 through December 31, 1997 and for the fiscal year ended December 31, 1998, the amount of the management fee paid by each Fund to the Manager was as follows:

                                         November 21, 1997
                                             through               Year Ended
                                         December 31, 1997      December 31, 1998
                                         -----------------      -----------------

   EAFE Index Fund                        $  57,337               $
   Growth Equity Fund                       670,493
   Indexed Equity Fund                      541,630
   International Equity Fund                108,499
   Multi-Asset Fund                         305,965
   Value Equity Fund                        941,883
   Bond Fund                                155,008
   Indexed Bond Fund                         68,007
   International Bond Fund                   43,865
   Money Market Fund                        142,675
   Short-Term Bond Fund                      32,585

   As of November 21, 1997, the Manager has limited certain Funds' expenses as discussed in the Prospectus. In connection with the voluntary expense limitations, the Manager assumed the following expenses for the period November 21, 1997 through December 31, 1997 and for the fiscal year ended December 31, 1998:


                                  November 21, 1997
                                        through                  Year Ended
                                  December 31, 1997           December 31, 1998
                                  ------------------          ------------------

EAFE Index Fund                         $  42,915                  $
Indexed Equity Fund                      290,267*
International Equity Fund                  13,689
Bond Fund                                  18,927
Indexed Bond Fund                          19,676
International Bond Fund                    14,104
Money Market Fund                          37,695
Short-Term Bond Fund                       14,826


*Manager assumed $236,104, Monitor, the Fund's Sub-Adviser, assumed $54,163.

         As long as expense limitations continue, they may lower the Funds' expenses and increase their respective yields. The voluntary expense limitations of the other Funds may be terminated or revised at any time, at which time the Funds' expenses may increase and their respective yields may be reduced, depending on the total assets of each of the Funds.

SUB-ADVISORY AGREEMENTS

         Pursuant to the Sub-Advisory Agreements between the Manager and MacKay-Shields Financial Corporation ("MacKay-Shields"), between the Manager and Monitor Capital Advisors, Inc. ("Monitor") and between the Manager and New York Life Insurance Company ("New York Life") on behalf of each Fund (each a "Sub-Adviser" and collectively the "Sub-Advisers"), MacKay-Shields, Monitor and New York Life, subject to the supervision of the Directors of the Company and the Manager in conformity with the stated policies of each of the Funds and the Company, manage the Funds' portfolios, including the purchase, retention, disposition and loan of securities.

         The Directors, including the Independent Directors, approved the Sub-Advisory Agreements at an in-person meeting held September 9, 1997. On November 17, 1997, the shareholders of each of the Funds approved the Sub-Advisory Agreements with

MacKay-Shields, Monitor and New York Life. The Sub-Advisory Agreements will remain in effect for two years following its such continuance is specifically approved at least annually by the Directors or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Directors who are not "interested persons" of the Company, the Manager, or any Sub-Adviser (as the term is defined in the 1940 Act).

         The Sub-Advisory Agreements provide that the Sub-Advisers shall not be liable to a Fund for any error of judgment by a Sub-Adviser or for any loss sustained by a Fund except in the case of the Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         In previous years, prior to a change in management structure, each Fund paid an advisory fee directly to New York Life, MacKay-Shields or Monitor. For the period January 1, 1997 through November 20, 1997 and the fiscal year ended December 31, 1996, the amount of the advisory fee paid by each Fund to New York Life, MacKay-Shields or Monitor was as follows:


                                  Period Ended            Year Ended
Fund                                11/20/97               12/31/96
----                                --------               --------


EAFE Index Fund                    $  118,622           $   124,284
Growth Equity Fund                  1,414,379             1,186,388
Indexed Equity Fund                   719,601               502,686
International Equity Fund             406,316               395,717
Multi-Asset Fund                      508,530               461,408
Value Equity Fund                   2,008,307             1,768,836
Bond Fund                             316,678               355,167
Indexed Bond Fund                     105,411               123,798
International Bond Fund               136,941               141,296
Money Market Fund                     181,674               100,230
Short-Term Bond Fund                   69,125                98,265


         In previous years, prior to a change in management structure, each Fund paid an administrative fee directly to New York Life as administrator. For the period January 1, 1997 through November 20, 1997 and the fiscal year ended December 31, 1996, the amount of the administration fee paid by each Fund to New York Life was as follows:


                                              Period Ended              Year Ended
Fund                                             11/20/97                12/31/96
----                                             --------                --------

EAFE Index Fund                                $  632,652              $  662,846
Growth Equity Fund                              3,394,512               2,847,330
Indexed Equity Fund                             2,878,403               2,010,753
International Equity Fund                         580,451                 565,311
Multi-Asset Fund                                1,695,098               1,538,025
Value Equity Fund                               4,819,937               4,245,206
Bond Fund                                         870,864                 976,711
Indexed Bond Fund                                 421,641                 495,190
International Bond Fund                           228,235                 235,493
Money Market Fund                                 726,696                 400,921
Short-Term Bond Fund                              207,375                 294,794


         Also prior to the above-referenced change in management structure and in connection with the voluntary expense limitation, New York Life, as administrator, assumed the following expenses for the Funds for the period January 1, 1997 through November 20, 1997 and the fiscal year ended December 31, 1996.


                                              Period Ended                Year Ended
Fund                                             11/20/97                  12/31/96
----                                             --------                  --------

EAFE Index Fund                             $    229,592                $238,764
Growth Equity Fund                                    N/A (1)                 N/A  (1)
Indexed Equity Fund                             1,878,195 (4)             753,575  (2)
International Equity Fund                          35,792                  82,203
Multi-Asset Fund                                      N/A (1)             164,519  (3)
Value Equity Fund                                     N/A (1)                 N/A  (1)
Bond Fund                                         154,845                 188,561
Indexed Bond Fund                                 161,693                 189,996
International Bond Fund                            60,073                  61,961
Money Market Fund                                 194,751                 170,221
Short-Term Bond Fund                               96,101                 122,335


1        Fund had no expense limitation during period.
2        New York Life assumed $676,954, Monitor assumed $76,621.
3        Fund expense limitation expired December 31, 1996.
4        New York Life assumed $1,518,395, Monitor assumed $359,800.

DISTRIBUTOR

         NYLIFE Distributors Inc. serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution

Agreement. The Company anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time. The Distribution Agreement was most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Distributor, on March 4, 1997. After an initial two-year period, the Distribution Agreement is subject to annual approval by the Board of Directors. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of the Company, upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon 60 days' written notice to the Company. The Distribution Agreement will terminate in the event of its assignment.

SERVICE FEES

         The Company has adopted a Shareholder Services Plan with respect to the Institutional Service Class of each Fund. Under the terms of the Plan, the Company is permitted to pay, out of the Institutional Service Class assets of each Fund, a fee in the amount of 0.25% on an annual basis of the average daily net assets attributable to that class, to New York Life Insurance Company, its affiliates or independent third party service providers, for providing services in connection with the administration of plans or programs that use Fund shares as their funding medium.

         Under the terms of the Shareholder Services Plan, each Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers for services provided to shareholders of the Institutional Service Class of the Fund. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.

         The Plan provides that it may not be amended to materially increase the costs which holders of Institutional Service Class of a Fund may bear under the Plan without the approval of a majority of both (i) the Directors of the Company and (ii) those Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Directors"), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

         The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Directors of the Company and (ii) the Plan Directors. The Plan was approved by the Directors, including the Plan Directors, at a meeting held on September 13, 1994 and amended at a meeting held on March 4, 1997.

         The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Plan Directors. The Plan provides that New York Life shall provide to the Directors, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

                            PURCHASES AND REDEMPTIONS

         Purchases and redemptions are discussed in the Prospectus under the headings "Tell Me The Key Facts -- Open an Account and Buy Shares", and "Know How to Sell and Exchange Shares", and that information is incorporated herein by reference.

         Certain clients of the Company's Sub-Advisers may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

         The Company determines the net asset value per share of each Fund on each day the New York Stock Exchange is open for trading.

         The Company reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Company not reasonably practicable.

         For shares of a Fund redeemed within any 90-day period, each Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.

         Certain of the Funds have entered into a committed line of credit with The Bank of New York, as agent, and various other lenders, from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Sub-Adviser will seek the best execution of the Fund's orders. The Sub-Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

         NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

         Some securities considered for investment by the Funds may also be appropriate for other clients served by the Funds' Sub- Advisers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of the clients served by the Fund's Sub-Adviser is considered at or about the same time, transactions in such securities will, to the extent practicable, be allocated among the Fund and clients in a manner deemed equitable to the Fund and the clients by the Fund's Sub- Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by a Fund's Sub-Adviser, and the results of such allocations, are subject to periodic review by the Company's Directors.

         It has for many years been a common practice in the investment advisory business for advisers (or sub-advisers) of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser for a Fund may receive research services from many broker-dealers with which the Sub-Adviser places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Adviser in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing a

Fund. The management fee paid by the Fund and the sub-advisory fee paid by the Manager are not reduced because the Sub-Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, an investment adviser (or sub-adviser) may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in that Act) to the investment adviser (or sub-adviser) an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         For the years ended December 31, 1998, 1997 and 1996 each of the following Funds paid brokerage commissions as follows:


                                                  Total Brokerage                              Total Brokerage Commissions
                                                 Commissions Paid                               Paid to Affiliated Persons
                                                 ----------------                               --------------------------

                                   Year ended        Year ended       Year ended       Year ended       Year ended       Year ended
                                     12/31/98          12/31/97         12/31/96         12/31/98         12/31/97         12/31/96
                                     --------          --------         --------         --------         --------         --------

EAFE Index Fund...............                      $    20,593      $       N/A                          0(0%)(1)         0(0%)(1)
Growth Equity Fund............                          461,682          296,284                          0(0%)(1)         0(0%)(1)
Indexed Equity Fund...........                          120,427              N/A                          0(0%)(1)         0(0%)(1)
International Equity Fund.....                          407,665          290,329                          0(0%)(1)         0(0%)(1)
Multi-Asset Fund..............                           22,593              N/A                          0(0%)(1)         0(0%)(1)
Value Equity Fund.............                        1,651,353        1,042,205                          0(0%)(1)         0(0%)(1)
Bond Fund.....................                              N/A              768                          0(0%)(1)         0(0%)(1)
Short-Term Bond Fund..........                              250              106                          0(0%)(1)         0(0%)(1)



                                                                                           Total Brokerage
                                         Total Amount of Transaction                       Commissions Paid
                                           Where Commissions Paid                 to Brokers that Provided Research
                                           ----------------------                 ---------------------------------

                                          Year ended                Year ended            Year ended      Year ended
                                            12/31/98                  12/31/97              12/31/98        12/31/97
                                            --------                  --------              --------        --------

EAFE Index Fund................                         $     6,116,892(0%)(2)                           $       N/A
Growth Equity Fund.............                             329,107,159(0%)(2)                               461,682
Indexed Equity Fund............                             114,953,870(0%)(2)                                   N/A
International Equity Fund......                           103,697,052(0%)(N/A)                               407,665
Multi-Asset Fund...............                              19,581,960(0%)(2)                                   N/A
Value Equity Fund..............                           1,082,839,850(0%)(2)                             1,651,353
Bond Fund......................                                         N/A(2)                                   N/A
Short Term Bond Fund...........                               3,202,719(0%)(2)                                   250



(1)      Percent of total commissions paid.

(2) Percent of total transactions involving the payment of commissions effected through affiliated persons.

         [The Indexed Bond Fund, International Bond Fund and Money Market Fund paid no brokerage commissions during the years ended December 31, 1998, 1997 and 1996.]

         As of December 31, 1998, the following Funds held securities in issuers with whose broker-dealer subsidiaries or affiliates the Funds regularly conduct business:


Fund                                Broker-Dealer                                               Market Value
----                                -------------                                               ------------

Indexed Equity Fund                 American Express Company                                             (2)
                                    Morgan Stanley, Dean Witter, Discover & Company                      (2)
                                    Morgan (J.P.) & Co. Inc.                                             (2)
                                    Marsh & McLennan Companies, Inc.                                     (2)
                                    Merrill Lynch & Co., Inc.                                            (2)
                                    Schwab (Charles) Corp. (The)                                         (2)
Multi-Asset Fund                    American Express Company                                             (2)
                                    Morgan Stanley, Dean Witter, Discover & Company                      (2)
                                    Morgan (J.P.) & Co. Inc.                                             (2)
                                    Marsh & McLennan Companies, Inc.                                     (2)


                                    Merrill Lynch & Co., Inc.                                            (2)
                                    Schwab (Charles) Corp. (The)                                         (2)
                                    Bear Stearns Cos., Inc. (The)                                        (3)
                                    Morgan (J.P.) & Co. Inc.                                             (3)
                                    PaineWebber Group, Inc.                                              (3)
Value Equity Fund                   American Express Credit Corp.                                        (1)
                                    Prudential Funding Corp.                                             (1)
Bond Fund                           American Express Credit Corp.                                        (1)
                                    Lehman Brothers Holdings, Inc.                                       (3)
                                    Salomon Inc.                                                         (3)
Money Market Fund                   Goldman, Sachs & Co.                                                 (1)
                                    Morgan (J.P.) & Co. Inc.                                             (1)
                                    Morgan Stanley, Dean Witter, Discover & Company                      (1)


(1) Represents investment in commercial paper.
(2) Represents investment in common stock.
(3) Represents investment in corporate bond.

         A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

         The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

         Moreover, certain requirements that must be satisfied in order for the Fund to qualify as a regulated investment company for Federal income tax purposes may limit the extent to which the Fund can sell securities held for less than three months.

                                 NET ASSET VALUE

         The Company determines the net asset value per share of each class of each Fund on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the first session of the New York Stock Exchange (currently 4:00 p.m., New York City time) for each class of shares of each Fund (except the Money Market Fund, which is determined at noon), by dividing the current market value (amortized cost, in the case of the Money Market Fund) of the total assets attributable to a class, less liabilities attributable to that class, by the total number of outstanding shares of that class.

         Portfolio securities of the Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in a Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

         Portfolio securities of each of the other Funds are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price of the first session on that day or, if no sale occurs, the stock is valued at the mean between the closing bid price and asked price; (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges; (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system; (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's Sub-Adviser if the prices are deemed to be representative of market values at the close of the first session of the New York Stock Exchange; (e) by appraising debt securities at prices supplied by a pricing agent or, determined using pricing procedures selected by a Fund's Sub-Adviser, which prices reflect broker/dealer-supplied valuations or electronic data processing techniques and/or matrix pricing if those prices are deemed by a Fund's Sub-Adviser to be representative of market values at the close of the first session of the New York Stock Exchange; (f) by appraising options and futures contracts at the last sale price on the market where any such option or futures contract is principally traded, and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Directors, although the actual calculations may be done by others. Money Market instruments held by the Funds with a remaining maturity of sixty days or less are valued by the amortized cost method unless such method does not represent fair value.

         Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values, using the W.M. Company exchange rates that have been adopted as the standard for exchange rate valuations by major indices. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Company's Directors. For financial accounting purposes, the Company recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities are recognized as soon as the Company is informed on or after the ex-dividend date.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset values unless a Fund's Sub-Adviser determines that the particular event may materially affect net asset value, in which case an adjustment will be made.

         To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

                                 TAX INFORMATION

                                 [TO BE UPDATED]

         While it is anticipated that many shareholders of the Funds will be tax-exempt institutions, the following discussion may be of general interest to these shareholders as well as for those shareholders of the Funds who do not have tax-exempt status. Although the discussion below refers in certain instances to distributions and other transactions as being taxable to a shareholder, tax-exempt shareholders will, of course, not be taxed to the extent provided by applicable tax exemptions. The discussion herein relating to taxes is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult tax advisers regarding investment in a Fund.

         Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and elects, it generally will not be subject to Federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders.

         Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

         To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

         The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on

December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

         A Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from Federal income tax.

         Distributions of investment company taxable income generally are characterized as ordinary income. If a Fund's income consists in whole or in part of dividends paid by U.S. corporations, a portion of the dividends paid by a Fund may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund or the underlying company paying dividends to a Fund are treated as debt-financed under the Code and is eliminated if applicable holding period requirements are not met. In addition, dividends (including the deducted portion) are includable in the corporate shareholder's alternative minimum taxable income. A portion of the dividends paid by the Growth Equity Fund, Indexed Equity Fund, Multi-Asset Fund, and Value Equity Fund, may qualify for the dividends-received deduction available to corporations. The dividends paid by the other Funds are not expected to so qualify. The alternative minimum tax and environmental tax applicable to corporations may reduce the value of the dividends-received deduction.

         Distributions of net capital gains, if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain", depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by a Fund for more than one year but not more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of the length of time the Fund's shares have been held by a shareholder and will not be eligible for the dividends-received deduction. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date.

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares.

         Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

         Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, only the EAFE Index Fund and the International Equity Fund are expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

         The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

         A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). Pursuant to the Funds' current investment policies and practices, the EAFE Index Fund, Growth Equity Fund, International Equity Fund, Multi-Asset Fund and Value Equity Fund are expected to invest in shares of foreign corporations. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         A Fund may invest in municipal bonds or obligations issued or guaranteed by a state, the interest on which may be exempt from Federal income tax. It is expected that shareholders will be subject to tax on dividends distributed by a Fund that are derived from tax-exempt interest income.

         Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         If a Fund holds zero coupons bonds in its portfolio it will recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even through funds representing such income have not been received by the Fund.

         Certain of the options, futures contracts, and forward contracts in which the Funds may invest may be "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60/40 gain or loss. These contracts also may be marked-to-market at other times during the year under rules prescribed pursuant to the Code.

         The transactions undertaken by the Funds involving options, futures and forward contracts may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of transactions involving options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

         Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

         Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

         Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the

Fund's holding period and the application of various loss deferral provisions of the Code.

         Each Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                             PERFORMANCE INFORMATION

         The Company may, from time to time, include the yield and effective yield of its Money Market Fund, the yield of the other Funds or Classes, and the total return of all Funds or Classes in advertisements, sales literature, or reports to shareholders or prospective investors. Due to the deduction of the shareholder service fee, performance of the Institutional Service Class of each Fund will be lower than the performance of the Institutional Class of the Fund.

         Each of the Funds began offering Institutional Service Class shares on January 1, 1995. Thus, the performance figures for Institutional Service Class shares prior to that date have been calculated based on the historical performance of the Funds' Institutional Class shares from inception through December 31, 1994.

         Current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 366/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                                        366/7
             Effective Yield = [(Base Period Return + 1)     ] - 1

         The current and effective seven-day average yields as of December 31, 1998 for the Money Market Fund were ____% and ____%, respectively, for the Institutional Class, and were _____% and _____%, respectively, for the Institutional Service Class. Had certain expenses not been assumed by the Manager, these yields would have been ____% and ____%, respectively, for the Institutional Class, and ____% and ____%, respectively, for the Institutional Service Class.

         Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:
                                           6
                              2[(a - b + 1)  - 1]
                                 -----
                                  cd

where             a        =        dividends and interest earned during the
                                    period,
                  b        =        expenses accrued for the period (net of
                                    reimbursements),
                  c        =        the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends, and
                  d        =        the maximum offering price per share on the
                                    last day of the period.

         For the 30-day period ended December 31, 1997, the yield for the Short-Term Bond Fund was ____% for the Institutional Class, and was ____% for the Institutional Service Class.

         Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods that will include a period of one year (or, if less, up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods.

         The average annual total return of the following Funds for the one-year and five-year periods ended December 31, 1998 and the period from inception to December 31, 1998 were as follows:


                                                                 Five Years        Average Annual
                                              Year Ended           Ended            Total Return
         Fund                                  12/31/98           12/31/98         Since Inception
         ----                                  --------           --------         ---------------

EAFE Index Fund
         Institutional Class (1)....              %              %                         %
         Institutional Service Class(2).          %              %                         %

Growth Equity Fund
         Institutional Class (1)........          %              %                         %
         Institutional Service Class(2).          %              %                         %

Indexed Equity Fund
         Institutional Class (1)........          %              %                         %
         Institutional Service Class(2).          %              %                         %
International Equity Fund*
         Institutional Class (3)........          %              %                         %
         Institutional Service Class(3).          %              %                         %
Multi-Asset Fund
         Institutional Class (1)........          %              %                         %
         Institutional Service Class(2).          %              %                         %
Value Equity Fund
         Institutional Class (1)........          %              %                         %
         Institutional Service Class(2).          %              %                         %
Bond Fund
         Institutional Class (1)........          %              %                         %
         Institutional Service Class(2).          %              %                         %
Indexed Bond Fund
         Institutional Class (1)........          %              %                         %
         Institutional Service Class(3).          %              %                         %
International Bond Fund*
         Institutional Class (3)........          %              %                         %
         Institutional Service Class(3).          %              %                         %
Short-Term Bond Fund
         Institutional Class (1)........          %              %                         %
         Institutional Service Class(2).          %              %                         %

(1)      The inception date of these Institutional Class shares is 1/2/91.

(2) Performance figures for the Institutional Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Funds' inception (1/2/91) up to 12/31/94.

(3) The inception date of the International Equity Fund and International Bond Fund shares is 1/1/95.

* Performance figures include the historical performance of the Separate Accounts for the period prior to commencement of operations of the International Bond Fund and the International Equity Fund on January 1, 1995. MacKay- Shields Financial Corporation, the current Sub-Adviser to both the International Bond Fund and the International Equity Fund, served as investment adviser to both corresponding Separate Accounts, and the objectives, policies, restrictions, guidelines and management styles of the Separate Accounts were materially equivalent to those of their corresponding Funds. Performance figures for the period prior to January 1, 1995, have been calculated by measuring the change in value of a unit in the Separate Account from the time period indicated to January 1, 1995 using the expense structure of each Separate Account, which generally was higher than the expense structure of its corresponding Fund. Neither Separate Account was registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Accounts had been registered under the 1940 Act, their performance may have been adversely affected. The International Equity Fund's predecessor Separate Account commenced operations on July 31, 1992; the International Bond Fund's predecessor Separate Account commenced operations on January 31, 1990.

         In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

         From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Sub-Adviser, and other pertinent facts relating to the management of the Fund by the Sub-Adviser.

         From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

         In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital

International indexes; the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, The MainStay Funds and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                OTHER INFORMATION

CAPITALIZATION

         The Funds are separate portfolios of the Company, an open-end management investment company, incorporated under the laws of Maryland on September 21, 1990. The Company was formerly known as New York Life Institutional Funds Inc. On January 3, 1995 the name of the Company was changed to its present form. The Board of Directors may establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

EFFECTIVE MATURITY

         Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

BENEFICIAL OWNERSHIP OF THE FUNDS

         The following table sets forth the information concerning beneficial ownership, as of April 1, 1999, of the Funds' shares by each person who beneficially owned more than 5% of the voting securities of any Fund:

                                                                                                              Percentage of
                                                                                                          Outstanding Shares(2)
        NAME AND ADDRESS OF SHAREHOLDER                          Fund               Shares Owned(1)

TRUSTEES OF THE NEW YORK LIFE INSURANCE COMPANY       BOND
RETIREMENT PLAN AND PENSION PLAN (COMPANY PLAN)       GROWTH EQUITY
51 MADISON AVENUE                                     INDEXED BOND
NEW YORK, NY  10010                                   INDEXED EQUITY
                                                      INTERNATIONAL BOND
                                                      INTERNATIONAL EQUITY
                                                      VALUE EQUITY

TRUSTEES OF THE NYLIC RETIREMENT PLAN (AGENTS)        BOND
51 MADISON AVENUE                                     GROWTH EQUITY
NEW YORK, NY 10010                                    INDEXED BOND
                                                      INDEXED EQUITY
                                                      INTERNATIONAL BOND
                                                      INTERNATIONAL EQUITY
                                                      VALUE EQUITY

NEW YORK LIFE INSURANCE COMPANY                       EAFE INDEX
51 MADISON AVENUE                                     INDEXED EQUITY
NEW YORK, NY 10010                                    MULTI-ASSET

TRUSTEES OF THE LONE STAR HOURLY RETIREMENT PLAN,     MONEY MARKET
DAY & ZIMMERMAN, INC.                                 SHORT-TERM BOND
1818 MARKET STREET
PHILADELPHIA, PA  19103

TRUSTEES OF THE VOGEL                                 SHORT-TERM BOND
EMPLOYEES PENSION TRUST
P.O. BOX 380
ORANGE CITY, IA  51041-0380

TRUSTEES OF THE NEW YORK LIFE INSURANCE COMPANY       GROWTH EQUITY
EMPLOYEE PROGRESS SHARING INVESTMENT PLAN TRUST       INDEXED EQUITY
51 MADISON AVENUE                                     MULTI-ASSET
NEW YORK, NY 10010                                    SHORT-TERM BOND

TRUSTEES OF THE NEW LIFE INSURANCE COMPANY AGENTS     GROWTH EQUITY
PROGRESS SHARING INVESTMENT PLAN TRUST
51 MADISON AVENUE
NEW YORK, NY 10010

NEW YORK LIFE INSURANCE COMPANY EMPLOYEES' HEALTH     EAFE INDEX
AND LIFE BENEFIT TRUST - (HEALTH BENEFITS)
51 MADISON AVENUE
NEW YORK, NY 10010

NEW YORK LIFE INSURANCE COMPANY EMPLOYEES'            BOND
HEALTH AND LIFE BENEFIT TRUST (LIFE BENEFITS)         EAFE INDEX
51 MADISON AVENUE
NEW YORK, NY  10010

NEW YORK LIFE INSURANCE COMPANY AGENTS' HEALTH        EAFE INDEX
AND LIFE BENEFIT TRUST
(HEALTH BENEFITS)
51 MADISON AVENUE
NEW YORK, NY  10010

PLASTICS ENGINEERING COMPANY                          EAFE INDEX
P.O. BOX 758
SHEBOYGAM, WI  53082-0758

MERRILL LYNCH TRUST COMPANY                           INDEXED EQUITY
TTEE FBO CHRYSLER 401(K) PLAN
265 DAVIDSON AVENUE
SOMERSET, NJ 08873

NYL TRUST COMPANY CLIENT ACCOUNTS                     BOND
51 MADISON AVENUE, ROOM 117A                          EAFE INDEX
NEW YORK, NY  10010                                   GROWTH EQUITY
                                                      INDEXED BOND
                                                      INDEXED EQUITY
                                                      MONEY MARKET
                                                      MULTI-ASSET
                                                      SHORT-TERM BOND
                                                      VALUE EQUITY


                                                                                                          Percentage of
                                                                                                      Outstanding Shares(2)
        NAME AND ADDRESS OF SHAREHOLDER                      Fund               Shares Owned(1)

TRUSTEES OF THE HARVEST STATES COOPERATIVE        INTERNATIONAL EQUITY
COMBINED RETIREMENT FUND
P.O. BOX 64594
ST. PAUL, MN 55169

METHODIST HOME ENDOWMENT FUND                     INTERNATIONAL EQUITY
1111 HERRING AVENUE
WACO, TX 76708

MACKAY-SHIELDS FINANCIAL CORPORATION              SHORT-TERM BOND
9 WEST 57TH STREET
NEW YORK, NY 10019

BHC SECURITIES INC.                               MONEY MARKET
2005 MARKET STREET
1 COMMERCE SQUARE
PHILADELPHIA, PA 19103

TRUSTEES OF THE NEW YORK LIFE INSURANCE           BOND
COMPANY PENSION PLAN                              INDEXED BOND
51 MADISON AVENUE                                 INTERNATIONAL BOND
NEW YORK, NY  10020                               VALUE EQUITY

TRUSTEES OF THE NYLIC RETIREMENT PLAN             INTERNATIONAL EQUITY
51 MADISON AVENUE
NEW YORK, NY 10010

NEW YORK LIFE INSURANCE COMPANY
51 MADISON AVENUE                                 MULTI-ASSET
NEW YORK, NY 10010

NEW YORK LIFE TRUST COMPANY
CLIENT ACCOUNTS                                   INDEXED BOND
51 MADISON AVENUE, ROOM 117A                      MONEY MARKET
NEW YORK, NY  10010

----------------------------

         (1) This information, not being within the knowledge of the Company, has been furnished by each of the above persons. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934. Fractional shares have been omitted.

         (2) Only the ownership of at least one-tenth of one percent is listed.

         As of April 1, 1999, the Directors and officers of the Company as a group owned less than 1% of the shares of any Fund.

CODE OF ETHICS

         The Company has adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Company and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Company or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Company or the Manager or a Sub-Adviser unless such power is the result of their position with the Company or Manager or Sub-Adviser. Such persons are generally required to preclear all security transactions with the Company's Compliance Officer or his designee and to report all transactions on a regular basis. The Company has developed procedures for administration of the Code of Ethics.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Company.

LEGAL COUNSEL

         Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Company, and also acts as counsel to the Company.

CUSTODIAN

         The Bank of New York,90 Washington Street, New York,NY 10286, is custodian of the Funds' investments and has subcustodial agreementsfor holding the Funds' foreign investments.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Company's registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

         Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

     Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

Municipal Short-Term Loan Ratings

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

     Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

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STANDARD & POOR'S

--------------------------------------------------------------------------------

Corporate and Municipal Long-Term Debt Ratings

Investment Grade

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

     Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

     D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short-Term Rating Definitions

     A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                        MAINSTAY INSTITUTIONAL FUNDS INC.
                         MONEY MARKET FUND SWEEP SHARES

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATE: MAY 1, 1999

       MainStay Institutional Funds Inc. (the "Company") is an open-end management investment company currently consisting of eleven separate investment portfolios, one of which is the Money Market Fund (the "Fund"). This Statement of Additional Information discusses the Money Market Fund Sweep Shares (the "Sweep Shares"), a class of shares offered by the Fund.

       This Statement of Additional Information supplements the information contained in the Prospectus for the Sweep Shares dated May 1, 1999 (the "Prospectus"), and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Institutional Funds Inc., P.O. Box 461, Parsippany, New Jersey 07054-0461, or by calling 1-800-695-2126. This Statement of Additional Information, although not in itself a prospectus, is incorporated in its entirety by reference in and is made a part of the Prospectus.

       No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or NYLife Distributors, Inc. (the "Distributor"). This Statement of Additional Information and the Prospectus do not constitute an offer by the Company or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

       The Fund's financial statement, including the Statement of Assets and Liabilities, the Portfolio of Investments and the Statement of Operations for the year ended December 31, 1998, and the Statements of Changes in Net Assets for the years ended December 31, 1998 and December 31, 1997, the notes to the Financial Statements, and the Report of the Independent Accountants, all of which are included in the Company's 1998 Annual Report to Shareholders, are hereby incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES..............................................1
       Borrowing ..............................................................4
       Commercial Paper........................................................5
       Repurchase Agreements and Reverse Repurchase Agreements.................5
       Government Securities...................................................6
       Lending of Portfolio Securities.........................................6
       Banking Industry and Savings and Loan Industry Obligations..............7
       Floating and Variable Rate Securities...................................8
       Foreign Securities......................................................8
       When-Issued and Firm or Standby Commitment Agreements...................9
       Mortgage-Related and Other Asset-Backed Securities.....................10
       Loan Participation Interests...........................................17
       Zero Coupon Bonds......................................................19

INVESTMENT RESTRICTIONS.......................................................20

ADDITIONAL RESTRICTIONS.......................................................21

MANAGEMENT OF THE COMPANY.....................................................24
       Directors and Officers.................................................24
       Compensation Table.....................................................29
       Management Agreement...................................................29
       Sub-Advisory Agreement.................................................31
       Distributor ...........................................................32
       Service Fees...........................................................32
       Distribution Fees......................................................33

ADDITIONAL INFORMATION........................................................34

PURCHASES AND REDEMPTIONS.....................................................35

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................36

NET ASSET VALUE...............................................................38

TAX INFORMATION...............................................................39

PERFORMANCE INFORMATION.......................................................43

OTHER INFORMATION.............................................................44
       Capitalization.........................................................44
       Beneficial Ownership of Shares.........................................45
       Code of Ethics.........................................................45
       Independent Accountants................................................45
       Legal Counsel..........................................................45
       Custodian .............................................................46
       Registration Statement.................................................46

DESCRIPTION OF SECURITIES RATINGS.............................................47

MOODY'S INVESTORS SERVICE, INC................................................47

STANDARD & POOR'S.............................................................50

                        INVESTMENT OBJECTIVE AND POLICIES

       The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning certain of the securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize, and certain risks involved with those investments, policies and strategies.

       The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

       All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Fund's sub-adviser, New York Life Insurance Company (the "Sub-Adviser" or "New York Life"), shall determine whether a security presents minimal credit risk under procedures adopted by the Company's Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Sub-Adviser; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantee," the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

       The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. Immediately after the acquisition of any Demand Feature or Guarantee, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Sub-Adviser, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Sub-Adviser and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

       Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

       The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Directors, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

       The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents.

In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

       The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

       The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity. The Fund is a diversified fund as defined under the 1940 Act.

BORROWING

       The Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company for Federal tax purposes. To avoid the potential leveraging effects of the Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on the Fund's net asset value of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

COMMERCIAL PAPER

       The Fund may invest in commercial paper. The Fund will invest in commercial paper only if rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Sub-Adviser determines that the commercial paper is of comparable quality. Commercial paper represents short-term unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

       The Fund may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Directors. A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases securities (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by the Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

       In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. The Sub-Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. The Fund will not invest more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

       The Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. The Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

GOVERNMENT SECURITIES

       Government securities are obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

LENDING OF PORTFOLIO SECURITIES

       In accordance with guidelines adopted by the Board of Directors, the Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash or U.S. Government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral.

The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of the Fund, has entered into an agency agreement with Merrill Lynch Portfolio Services, Inc. which acts as the Fund's agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Sub-Adviser.

       As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by a Sub-Adviser to be creditworthy and approved by the Board, and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Sub-Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 33% of the value of the total assets of the Fund. Under the guidelines adopted by the Board of Directors, the Fund may not enter into a lending agreement with a counterparty which would cause the Fund to have loans outstanding to that counterparty for securities having a value greater than 5% of the Fund's total assets.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

       Certificates of deposit are receipts from a bank or savings and loan association ("S&L"), for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Fund may not invest in time deposits maturing in more than seven days which are subject to withdrawal penalties. The Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

       The Fund will not invest in any obligation of a domestic or foreign bank unless (i) the bank has capital, surplus, and individual profits (as of the date of the most recently published financial statements) in excess of $100 million, or the equivalent in other currencies, and (ii) in the case of a U.S. bank, its deposits are insured by the Federal Deposit Insurance Corporation. These limitations do not prohibit investments in



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the securities issued by foreign branches of U.S. banks, provided such U.S.
banks meet the foregoing requirements.

FLOATING AND VARIABLE RATE SECURITIES

       Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

       The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

       The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of the Fund's limitation on investments in such securities.

FOREIGN SECURITIES

       The Fund may purchase U.S. dollar-denominated securities of foreign issuers. Foreign investing involves the possibility of expropriation, nationalization, confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about



                                     - 8 -
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issuers than is available in reports about companies in the United States.
Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

WHEN-ISSUED AND FIRM OR STANDBY COMMITMENT AGREEMENTS

       The Fund may from time to time purchase securities on a "when-issued" or "firm commitment" or "standby commitment" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued, or firm or standby commitment securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Company's intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued, or firm or standby commitment securities may be sold prior to the settlement date, the Company intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

       At the time the Company makes the commitment on behalf of the Fund to purchase a security on a when-issued, or firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued, or firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that the Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued or firm commitment basis. The Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued, firm, or standby commitment



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basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

       The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of an investment adviser to forecast interest rates and other economic factors correctly. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

       The Fund will invest only in mortgage-related (or other asset-backed) securities that meet the requirements of Rule 2a-7 under the 1940 Act. In addition, if any such security is determined to be illiquid, the Fund will limit its investments in these and other illiquid instruments to not more than 10% of its net assets.

       Mortgage Pass-Through Securities. Mortgage pass-through securities, which are securities representing interests in pools of mortgage-related securities, differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

       The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages.

       Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

       FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCS are not backed by the full faith and credit of the U.S. Government.

       Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Sub-Adviser are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid.

       Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

       CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

       In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are



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


paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

       The Fund will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of the Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.

       FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCS, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of Federal Housing Administration ("FHA") prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

       If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

       Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

       Other Mortgage-Related Securities. The Sub-Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Sub-Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

       CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

       The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

       CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a portfolio's limitations on investment in illiquid securities. The Fund limits its investment in CMO residuals to less than 5% of its net assets.

       Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

       SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

       Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

       Risks Associated with Mortgage-Backed Securities. Like other fixed income securities, when interest rates rise the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Fund could be exposed to the risk of a loss.

       Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

       Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

       Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

       Other Asset-Backed Securities. The Sub-Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(s) ("CARS(s)"). CARS(s) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(s) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(s) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

       Consistent with the Fund's investment objective and policies and the requirements of Rule 2a-7, the Sub-Adviser also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

LOAN PARTICIPATION INTERESTS

       The Fund's investment in loan participation interests may take the form of participation interests in, assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, the Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, the Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. The Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. The Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

       In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company. The Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

       A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

       When the Fund acts as co-lender in connection with a Participation Interest or when the Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests the Sub-Adviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When the Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Fund considers Participation Interests not subject to puts to be illiquid.

ZERO COUPON BONDS

       Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from the face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Fund shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year.

                           INVESTMENT RESTRICTIONS

       The Fund's investment restrictions set forth below are fundamental policies of the Fund; i.e., they may not be changed without a majority vote of the outstanding shares of the Fund, as defined in the 1940 Act. Except for those investment policies of the Fund specifically identified as fundamental in the Prospectus and this Statement of Additional Information, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

       Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values will not be considered a violation.

       The Fund has adopted a fundamental restriction that it may not:

       (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund;

       (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

       (3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities;

       (4)    borrow money or issue senior securities, except that the Fund may
(i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

       (5) lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Company's Directors;

       (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

       (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this Statement of Additional Information, (i) the Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) the Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

       (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws.

                             ADDITIONAL RESTRICTIONS

       The Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

       Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values will not be considered a violation.

       Under these restrictions, the Fund may not:

       (1) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

       (2) purchase securities that may not be sold without first being registered under the Securities Act of 1933, as amended ("restricted securities") other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Company's Board of Directors; enter into repurchase agreements having a duration of more than seven days; purchase loan participation interests that are not subject to puts; purchase instruments lacking readily available market quotations ("illiquid instruments"); or purchase or sell over-the-counter options, if as a result of the purchase or sale, the Fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Fund and the assets used as cover for over-the-counter options written by the Fund exceed 10% of the Fund's net assets;

       (3)    invest in other companies for the purpose of exercising control;

       (4) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

       (5) the Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

       (6) the Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

       The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Sub-Adviser, pursuant to guidelines approved by the Directors.

       The Sub-Adviser takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by the Fund is liquid, including at least the following:

       (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

       (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

       (iii)  dealer undertaking to make a market in the 144A security; and

       (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To make the determination that an issue of 4(2) commercial paper is liquid, the Sub-Adviser must conclude that the following conditions have been met:

              (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

              (b)    the 4(2) commercial paper is rated:

       (i)    in one of the two highest rating categories by at least two
NRSROs; or

       (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

       (iii) if the security is unrated, the Sub-Adviser has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

              (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

       The Directors and Officers of the Company, their addresses, ages and their principal occupations during the past five years are as follows (unless otherwise indicated, the address of all persons below is 51 Madison Avenue, New York, NY 10010):


     Name                           Position(s) with                Principal Occupation(s)
Address and Age                     the Company                     During Past 5 Years
---------------                     ----------------                -------------------
Stephen C. Roussin, 35         Director and Chairperson of          President, Chief Executive Officer and
                               the Board of Directors*              Trustee, The MainStay Funds, 1997-present;
                                                                    Senior Vice President, New York Life
                                                                    Insurance Company, 1997 to present; Senior
                                                                    Vice President, Smith Barney, 1994 to 1997;
                                                                    and Division Sales Manager, Prudential
                                                                    Securities, 1989 to 1994.  Director, New York
                                                                    Life Trust Company, 1997 to present; Director,
                                                                    New York Life Benefit Services, Inc., 1997 to
                                                                    present; Director, NYLIFE Securities, Inc.,
                                                                    1997 to present; Director, MainStay Shareholder
                                                                    Services Inc., 1997 to present; Director,
                                                                    Eagle Strategies Corp., 1997 to present;
                                                                    Director, President and Chief Executive Officer,
                                                                    MainStay Management, Inc., 1997 to present.

Patrick G. Boyle, 45           Director*                            Senior Vice President, Pension Department,
                                                                    New York Life Insurance Company, 1991 to present;
                                                                    Vice President, Pension Department, New York Life
                                                                    Insurance Company, 1988-1991; Pension Vice
                                                                    President, Pension Department, New York Life
                                                                    Insurance Company, 1986-1988; Assistant Vice
                                                                    President, Pension Department, New York Life
                                                                    Insurance Company, 1985-1986; Director, NYLIFE
                                                                    Distributors Inc., 1993 to 1996; Chairman, Monitor
                                                                    Capital Advisors, Inc., 1996 to present, and
                                                                    Director, 1991 to present; Director, New York Life
                                                                    Benefit Services, Inc., 1994 to present; Director,
                                                                    New York Life International Investment Inc., 1995 to
                                                                    present; Director, New York Life Trust Company, 1995
                                                                    to present; Director, NYL Capital Management
                                                                    Limited, 1994 to present; Member, American Council
                                                                    of Life Insurance Pension Committee, 1992 to
                                                                    present.

     Name                           Position(s) with                    Principal Occupation(s)
Address and Age                     the Company                         During Past 5 Years
---------------                     ----------------                    -------------------
Lawrence Glacken, 71           Director                             Retired, 1987 to present; Vice President, Investment
353 Canterbury Drive                                                Banking, The First Boston Corporation, 1964-1987.
Ramsey, NJ  07446

Robert P. Mulhearn, 51         Director                             Private Investor, 1987 to present; Managing Director,
60 Twin Brooks Road                                                 Morgan Stanley, 1979-1987.
Saddle River, NJ  07458


Susan B. Kerley, 47            Director                             President, Global Research Associates, 1990 to
P.O. 9572                                                           present; Manager, Special Investments, Rockefeller &
New Haven, CT 06535                                                 Co., 1988-1990; Director of Research, Rogers, Casey
                                                                    and Barksdale, 1983-1988; Director, Citifunds, 1991
                                                                    to present.

Linda M. Livornese, 47         President                            Vice President, Pension Department, New York Life
                                                                    Insurance Company, 1990 to present; Pension Vice
                                                                    President, Pension Department, New York Life
                                                                    Insurance Company, 1988-1990; Assistant Vice
                                                                    President, Pension Department, New York Life
                                                                    Insurance Company, 1986-1988; Vice President, NYLIFE
                                                                    Distributors Inc., 1993 to present; Vice President,
                                                                    NYLIFE Securities Inc., 1992 to present.

     Name                           Position(s) with                Principal Occupation(s)
Address and Age                     the Company                     During Past 5 Years
---------------                     ----------------                -------------------
Jefferson C. Boyce, 41         Senior Vice President                Senior Vice President, New York Life Insurance
                                                                    Company, 1994 to present; Senior Vice President, The
                                                                    MainStay Funds, 1995 to present; Director, Monitor
                                                                    Capital Advisors, Inc., 1991 to present and Senior
                                                                    Vice President, 1996 to present; Director, MSC
                                                                    Holding, Inc., 1992 to present and Secretary, 1994
                                                                    to present; Director, Eagle Strategies Corp., 1993
                                                                    to present; Director, NYLIFE Equity, Inc., 1993 to
                                                                    present; President and Chief Executive Officer,
                                                                    NYLIFE Distributors Inc., 1996 to present and
                                                                    Director, 1993 to present; Director, NYLIFE Inc.,
                                                                    1993 to present; Director, NYLIFE Structured Asset
                                                                    Management Company Ltd., 1993 to present; Director,
                                                                    CNP Realty Investments, Inc., 1994 to present;
                                                                    Director, New York Life Benefit Services, Inc., 1994
                                                                    to present; Director, NYLIFE Depositary Corporation,
                                                                    1994 to present; Director, NYLIFE Realty Inc., 1994
                                                                    to present; Director, NYLIFE SFD Holding Inc.
                                                                    (formerly NAFCO, Inc.), 1994 to present; Director,
                                                                    President and Chief Executive Officer, NYLIFE
                                                                    Securities Inc., 1996 to present; Chairman and
                                                                    Director, MainStay Shareholder Services Inc., 1997
                                                                    to present; Chief Administrative Officer, Pension,
                                                                    Mutual Funds, Structured Finance, Corporate Quality,
                                                                    Human Resources and Employees' Health Departments,
                                                                    New York Life Insurance Company, 1992 to 1994; Vice
                                                                    President, Pension Department, New York Life
                                                                    Insurance Company, 1989 to 1992.

     Name                           Position(s) with                Principal Occupation(s)
Address and Age                     the Company                     During Past 5 Years
---------------                     ----------------                -------------------
Richard W. Zuccaro, 49         Tax Vice President                   Vice President, New York Life Insurance Company,
                                                                    1995 to present; Vice President -- Tax, New York
                                                                    Life Insurance Company, 1986 to 1995; Tax Vice
                                                                    President, NYLIFE Securities Inc., 1987 to present;
                                                                    Tax Vice President, NYLIFE SFD Holding Inc., 1990 to
                                                                    present; Tax Vice President, NYLIFE Depositary Inc.,
                                                                    1990 to present; Tax Vice President, NYLIFE Inc.,
                                                                    1990 to present; Tax Vice President, NYLIFE
                                                                    Insurance Company of Arizona, 1990 to present; Tax
                                                                    Vice President, NYLIFE Realty Inc., 1991 to present;
                                                                    Tax Vice President, NYLICO Inc., 1991 to present;
                                                                    Tax Vice President, New York Life Fund Inc., 1991 to
                                                                    present; Tax Vice President, New York Life
                                                                    International Investment, Inc., 1991 to present; Tax
                                                                    Vice President NYLIFE Funding Inc., 1991 to present;
                                                                    Tax Vice President, NYLCO, 1991 to present; Tax Vice
                                                                    President, NYLIFE Equity Inc., 1991 to present; Tax
                                                                    Vice President, MainStay VP Series Fund, Inc., 1991
                                                                    to present; Tax Vice President, CNP Realty
                                                                    Investments, Inc., 1991 to present; Tax Vice
                                                                    President, New York Life Worldwide Holding, Inc.,
                                                                    1992 to present; Tax Vice President, NYLIFE
                                                                    Structured Asset Management Company Ltd., 1992 to
                                                                    present; Tax Vice President, The MainStay Funds,
                                                                    1991 to present; Tax Vice President, Eagle
                                                                    Strategies Corp. (registered investment adviser),
                                                                    1993 to present; Tax Vice President, NYLIFE
                                                                    Distributors Inc., 1993 to present; Vice President &
                                                                    Assistant Controller, New York Life Insurance and
                                                                    Annuity Corp., 1995 to present, and Assistant
                                                                    Controller, 1991 to 1995; Vice President, NYLCare
                                                                    Health Plans, Inc., 1995 to present; Vice President -
                                                                    Tax, New York Life and Health Insurance Co., 1996
                                                                    to present; Tax Vice President, New York Life Trust
                                                                    Company, 1996 to present; Tax Vice President,
                                                                    Monitor Capital Advisors, Inc., 1996 to present; Tax
                                                                    Vice President, NYLINK Insurance Agency
                                                                    Incorporated, 1996 to present; Tax Vice President,
                                                                    MainStay Shareholder Services Inc., 1997 to present.

     Name                           Position(s) with                Principal Occupation(s)
Address and Age                     the Company                     During Past 5 Years
---------------                     ----------------                -------------------
Anthony W. Polis, 55           Treasurer (Principal                 Vice President, New York Life Insurance Company,
                               Financial and Accounting             1988 to present; Director, Vice President and Chief
                               Officer)                             Financial Officer, NYLIFE Securities Inc., 1988 to
                                                                    present; Vice President and Chief Financial Officer,
                                                                    NYLIFE Distributors Inc., 1993 to present; Vice
                                                                    President and Chief Financial Officer, Eagle
                                                                    Strategies Corp., 1993 to present; Vice President
                                                                    and Chief Financial Officer, MainStay Shareholder
                                                                    Services Inc., 1997 to present; Vice President and
                                                                    Chief Financial Officer, The MainStay Funds, 1990 to
                                                                    present; Treasurer, MainStay VP Series Fund, Inc.,
                                                                    1993 to present; Assistant Treasurer, MainStay VP
                                                                    Series Fund, Inc., 1992 to 1993; Vice President and
                                                                    Treasurer, Eclipse Financial Asset Trust, 1992 to
                                                                    present; Vice President, Drexel Burnham Lambert
                                                                    Incorporated, DBL Tax-Free Fund Inc., DBL Cash Fund
                                                                    Inc., The Drexel Burnham Fund, Drexel Series Trust,
                                                                    Fenimore International Fund Inc., BT Investment
                                                                    Trust and BT Tax Free Investment Trust, 1983 to
                                                                    1988; Assistant Treasurer, Drexel Bond- Debenture
                                                                    Trading Fund, 1983-1988.

Sara L. Badler, 38             Secretary                            Assistant General Counsel, New York Life Insurance
                                                                    Company, 1996 to present; Associate Counsel, New
                                                                    York Life Insurance Company, 1994 to 1996;
                                                                    Secretary, MainStay VP Series Fund, Inc., 1997 to
                                                                    present; Assistant Secretary, the MainStay Funds,
                                                                    1994 to present; Assistant Secretary, Eclipse
                                                                    Financial Asset Trust, 1994 to present; Teacher, New
                                                                    York City Board of Education, 1993 to 1994; and Vice
                                                                    President and Associate Counsel and Consulting
                                                                    Attorney; Oppenheimer Management Corporation, 1987
                                                                    to 1993.


* Messrs. Boyle and Roussin are Directors who are "interested persons" of the Company as that term is defined in the 1940 Act.

COMPENSATION TABLE

       The following table sets forth information regarding compensation received by the Directors of the Company for the year ended December 31, 1998.

                                               Aggregate Compensation
                     Name and Position            from Company(1)
                     -----------------         ----------------------
                     Lawrence Glacken               $
                     Director

                     Robert P. Mulhearn             $
                     Director

                     Susan B. Kerley                $
                     Director

(1) Directors, other than those affiliated with New York Life Insurance Company, MainStay Management, Inc., MacKay-Shields Financial Corporation, Monitor Capital Advisors, Inc. or NYLIFE Distributors Inc. are paid an annual fee of $24,000 and $1,000 for each Board of Directors meeting and Committee meeting attended plus reimbursement for travel and out-of-pocket expenses.

As of April 1, 1999, the Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of any class of the Fund.

MANAGEMENT AGREEMENT

       Pursuant to the Management Agreement for the Fund dated November 21, 1997, MainStay Management, Inc. (the "Manager"), subject to the supervision of the Directors of the Company and in conformity with the stated policies of the Fund, administers the Fund's business affairs and investment advisory responsibilities.

       The Directors, including the Independent Directors, approved the Management Agreement at an in-person meeting held on September 9, 1997. On November 17, 1997, the shareholders of the Fund approved the Management Agreement. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Directors who are not

"interested persons" of the Company or of the Manager (as the term is defined in the 1940 Act).

       The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Directors of the Company to serve in the capacities in which they have been elected or appointed.

       The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

       In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus under the heading "Manager and Sub-Adviser," the Manager bears the following expenses:

       (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of the Directors not affiliated with the Manager or the Sub-Adviser;

       (b) the fees to be paid to the Sub-Adviser pursuant to the Sub-Advisory Agreement; and

       (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Company.

       For its services, the Fund pays the Manager a monthly fee. (See the Prospectus, "Manager and Sub-Adviser.")

       Commencing November 21, 1997 through December 31, 1997, the Fund paid the Manager management fees of $142,675. For the year ended December 31, 1998, the
Fund paid the Manager management fees of         .

       The Manager has agreed to limit certain Fund expenses as discussed in the Prospectus. In connection with a voluntary expense limitation, the Manager assumed expenses in the amount of $37,695 for the period November 21, 1997 through December 31, 1997, and $383,039 for the year ended December 31, 1998.

       As long as the expense limitation continues, it may lower the Fund's expenses and increase its yield. The voluntary expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its yield may be reduced, depending on the total assets of the Fund.

SUB-ADVISORY AGREEMENT

       Pursuant to the Sub-Advisory Agreement between the Manager and the Sub-Adviser on behalf of the Fund, the Sub-Adviser, subject to the supervision of the Directors of the Company and the Manager in conformity with the stated policies of the Fund and the Company, manages the Fund's portfolio, including the purchase, retention, disposition and loan of securities. As compensation for services, the Manager, not the Fund, pays the Fund's Sub-Adviser a monthly fee calculated on the basis of the Fund's average daily net assets during the preceding month at an annual rate of 0.10%.

       The Directors, including the Independent Directors, approved the Sub-Advisory Agreement at an in-person meeting held September 9, 1997. On November 17, 1997, the shareholders of the Fund approved the Sub-Advisory Agreement with New York Life. The Sub-Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Directors who are not "interested persons" of the Company, the Manager, or the Sub-Adviser (as the term is defined in the 1940
Act).

       The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the Fund for any error of judgment by the Sub-Adviser or for any loss sustained by the Fund except in the case of the Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreement also provides that it shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

       In previous years, prior to a change in management structure, the Fund paid an advisory fee directly to New York Life. For the fiscal years ended December 31, 1998, 1997 and 1996, the amount of the advisory fee paid by the Fund to New York Life was $__________, $100,230 and $59,918, respectively.

       In previous years, prior to a change in management structure, the Fund paid an administrative fee directly to New York Life as administrator. For the fiscal years ended December

31, 1996 and 1995, the amount of the administration fee paid by the Fund to New York Life was $400,921 and $239,673, respectively.

       Also prior to the above-referenced change in management structure and in connection with the voluntary expense limitation, New York Life, as administrator, assumed expenses for the Fund for the fiscal years ended December 31, 1996 and 1995 in the amounts of $170,221 and $136,576, respectively.

DISTRIBUTOR

       NYLIFE Distributors Inc. serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities sells shares of the Fund pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Fund's shares, and receives no compensation from the Company pursuant to the Distribution Agreement. The Company anticipates making a continuous offering of the Fund's shares, although it reserves the right to suspend or terminate such offering at any time. The Distribution Agreement was most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Distributor, on March 4, 1997. After an initial two-year period, the Distribution Agreement is subject to annual approval by the Board of Directors. The Distribution Agreement is terminable with respect to the Fund at any time, without payment of a penalty, by vote of a majority of the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of the Company, upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon 60 days' written notice to the Company. The Distribution Agreement will terminate in the event of its assignment.

SERVICE FEES

       The Company has adopted a Shareholder Services Plan with respect to the Sweep Shares. Under the terms of the Plan, the Company is permitted to pay, out of the Sweep Shares assets of the Fund, a fee in the amount of 0.25% on an annualized basis of the average daily net assets attributable to the Sweep Shares, to New York Life Insurance Company, its affiliates or independent third party service providers, for providing services in connection with the administration of plans or programs that use Fund shares as their funding medium.

       Under the terms of the Shareholder Services Plan, the Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers for services provided to shareholders of the Sweep Shares. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.

       The Plan provides that it may not be amended to materially increase the costs which holders of Sweep Shares may bear under the Plan without the approval of a majority of both (i) the Directors of the Company and (ii) those Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such amendment, and by a majority (as defined in the 1940 Act) of the outstanding voting securities of the Sweep Shares.

       The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Directors of the Company and (ii) the Independent Directors. The Plan was approved by the Directors, including the Independent Directors, at a meeting held on September 1, 1998.

       The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Independent Directors. The Plan was last approved by the Directors, including the Independent Directors, at a meeting held March 2, 1999. The Plan provides that New York Life shall provide to the Directors, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

DISTRIBUTION FEES

       The Company has adopted a Rule 12b-1 Plan of Distribution ("12b-1 Plan") with respect to the Sweep Shares. Under the terms of the 12b-1 Plan, the Company is permitted to pay, out of the Sweep Shares assets of the Fund, a fee at the annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares, to the Distributor, NYLIFE Securities, Inc. or any other broker-dealer or other financial institution, for account sweep and other distribution-related services to the Sweep Shares and for services to shareholders of the Sweep Shares. The amounts payable under the 12b-1 Plan are used to support the distribution of Sweep Shares, including the establishment and operation of account sweep services and any other activities or expenses primarily intended to result in the sale of Sweep Shares.

       The 12b-1 Plan provides that it may not be amended to materially increase the costs which holders of Sweep Shares may bear under the Plan without the approval of a majority of both (i) the Directors of the Company and (ii) the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendment, and by a majority (as defined in the 1940 Act) of the outstanding voting securities of the Sweep Shares.

       The 12b-1 Plan provides that it may not take effect until approved by vote of a majority of both (i) the Directors of the Company and (ii) the Independent Directors. The 12b-1 Plan was approved by the Directors, including the Independent Directors, at a meeting held on September 1, 1998.

       The 12b-1 Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Independent Directors. The 12b-1 Plan was last approved by the Directors, including the Independent Directors, at a meeting held on March 2, 1999. The Plan provides that NYLIFE Distributors, Inc. and/or NYLIFE Securities, Inc. shall provide to the Directors, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

       For the fiscal period from November 24, 1998 through December 31, 1998, the Fund's Sweep Shares paid $__________ pursuant to the Sweep Shares Rule 12b-1 Plan.

                             ADDITIONAL INFORMATION

       Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to MainStay Shareholder Services Inc. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, the Fund's Distributor accepts purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

       Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to MainStay Shareholder Services for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at MainStay Shareholder Services by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

                            PURCHASES AND REDEMPTIONS

       Purchases and redemptions are discussed in the Prospectus under the headings "Tell Me The Key Facts -- Open an Account and Buy Shares", and "Know How to Sell Shares", and that information is incorporated herein by reference.

       The Company determines the net asset value per share of the Fund on each day the New York Stock Exchange is open for trading.

       The Company reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or 8 an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

       For shares of the Fund redeemed within any 90-day period, the Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets,

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whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed in kind, should such a distribution occur.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

       In effecting purchases and sales of portfolio securities for the account of the Fund, the Sub-Adviser will seek the best execution of the Fund's orders. The Sub-Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

       NYLIFE Securities (the "Affiliated Broker") may act as broker for the Fund. In order for the Affiliated Broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Fund will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

       Some securities considered for investment by the Fund may also be appropriate for other clients served by the Sub-Adviser. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of the clients served by the Sub-Adviser is considered at or about the same time, transactions in such securities will, to the extent practicable, be allocated among the Fund and clients in a manner deemed equitable to the Fund and the clients by the Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Sub-Adviser, and the results of such allocations, are subject to periodic review by the Company's Directors.

       It has for many years been a common practice in the investment advisory business for advisers (or sub-advisers) of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser may receive research services from many broker-dealers with which the Sub-Adviser places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Adviser in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund and the sub-advisory fee paid by the Manager are not reduced because the Sub-Adviser and its affiliates receive such services.

       As permitted by Section 28(e) of the Securities Exchange Act of 1934, an investment adviser (or sub-adviser) may cause a fund to pay a broker-dealer which provides "brokerage and research services" (as defined in that Act) to the investment adviser (or sub-adviser) an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

       For the years ended December 31, 1998, 1997 and 1996 the Fund paid no brokerage commissions on portfolio transactions for the Institutional Class and the Institutional Service Class.

       As of December 31, 1998, the Fund held commercial paper of the following issuers with whose broker-dealer subsidiaries or affiliates the Fund regularly conducts business:

Broker-Dealer                                                       Market Value
-------------                                                       ------------







                                 NET ASSET VALUE

       The Company determines the net asset value per share of each class of the Fund on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of noon (New York City time) for the Sweep Shares of the Fund, by dividing the amortized cost of the total assets attributable to a class, less liabilities attributable to that class, by the total number of outstanding shares of that class.

       Portfolio securities of the Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

       To the extent that any newly organized class of shares receives, on or before December 31, any seed capital, the net asset value of such class(es) will be calculated as of December 31.

                                 TAX INFORMATION
                                 [To Be Updated]

       The discussion herein relating to taxes is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult tax advisers regarding investment in the Fund.

       The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies and elects, it generally will not be subject to Federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders.

       To qualify for treatment as a regulated investment company, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

       Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

       The Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from Federal income tax.

       [Distributions of net capital gains, if any, designated by the Fund as capital gain dividends, will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain", depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by the Fund for more than one year but not more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of the length of time the Fund's shares have been held by a shareholder and will not be eligible for the dividends-received deduction. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.]

       The Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

       Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

       Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

       Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

       Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

       If the Fund holds zero coupons bonds in its portfolio it will recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even through funds representing such income have not been received by the Fund.

       The Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

       The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                             PERFORMANCE INFORMATION

       The Company may, from time to time, include the yield and effective yield and total return of the Fund in advertisements, sales literature, or reports to shareholders or prospective investors.

       Current yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                                  365/7
       Effective Yield = [(Base Period Return + 1)     ] - 1

       The current and effective seven-day average yields as of December 31, 1998 for the Money Market Fund's Sweep Shares were __% and __%. Had certain expenses not been assumed by the Manager, these yields would have been __% and __%.

       In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

       From time to time, advertising and sales literature for the Fund may discuss the investment philosophy, personnel and assets under management of the Sub-Adviser, and other pertinent facts relating to the management of the Fund by the Sub-Adviser.

       From time to time the Fund may publish an indication of its past performance as measured by independent sources such as

Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

       In addition, performance information for the Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes; the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Fund. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

       From time to time, advertisements for the Fund may include general information about the services and products offered by the Fund, The MainStay Funds and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                OTHER INFORMATION

CAPITALIZATION

       The Fund is a separate portfolio of the Company, an open-end management investment company, incorporated under the laws of Maryland on September 21, 1990. The Company was formerly known as New York Life Institutional Funds Inc. On January 3, 1995 the name of the Company was changed to its present form. In addition to the Sweep Shares, the Fund offers two other classes of shares, the Institutional Class and the Institutional Service Class. The Company also offers ten other portfolios, each of which has two classes of shares. The Board of Directors may establish additional portfolios (with different investment objectives and fundamental policies), and classes thereof, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

BENEFICIAL OWNERSHIP OF SHARES

       As of April 1, 1999, the date of this Statement of Additional Information, NYLIFE Distributors owned __________ Sweep Shares of the Money Market Fund, representing __% of the outstanding shares. [NYLIFE Distributors is deemed to be a control person for purposes of the 1940 Act.]

CODE OF ETHICS

       The Company has adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Company and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Company or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Company or the Manager or a Sub-Adviser unless such power is the result of their position with the Company or Manager or Sub-Adviser. Such persons are generally required to preclear all security transactions with the Company's Compliance Officer or his designee and to report all transactions on a regular basis. The Company has developed procedures for administration of the Code of Ethics.

INDEPENDENT ACCOUNTANTS

       PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Company.

LEGAL COUNSEL

       Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Company, and also acts as counsel to the Company.

CUSTODIAN

       The Bank of New York, 90 Washington Street, New York, NY 10286, is custodian of the Funds' investments and has subcustodial agreements for holding the Funds' foreign investments.

REGISTRATION STATEMENT

       This Statement of Additional Information and the Prospectus do not contain all the information included in the Company's registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

       Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

       Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

       A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

       Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

       Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

Municipal Short-Term Loan Ratings

       MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

       MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

       MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

       SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

       Corporate Short-Term Debt Ratings

       Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

       Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

       PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

       PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

--------------------------------------------------------------------------------

Corporate and Municipal Long-Term Debt Ratings

Investment Grade

       AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

       Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

       BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

       CC: An obligation rated CC is currently highly vulnerable to nonpayment.

       C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

       D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

       Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties. Short-Term Rating Definitions

       A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

       D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                        MAINSTAY INSTITUTIONAL FUNDS INC.

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a.       Exhibits:

         (1)      Articles of Incorporation(1)
         (2)      Articles Supplementary(2)
         (3)      Articles of Amendment(4)
         (4)      Form of Articles Supplementary(6)
         (5)      Articles of Amendment(7)
         (6)      Form of Articles Supplementary

b.       By-laws(1)

c.       Specimen Certificates for Common Stock(3)

d.       (1) Form of (composite) Management Agreement between MainStay
             Institutional Funds, Inc., on behalf of the Bond Fund, EAFE Index Fund, Growth Equity Fund, Indexed Bond Fund, Indexed Equity Fund, International Bond Fund, International Equity Fund, Money Market Fund, Multi-Asset Fund, Short-Term Bond Fund and Value Equity Fund, and MainStay Management, Inc.(11)

         (2) Form of (composite) Sub-Advisory Agreement between MainStay Management, Inc., on behalf of the Bond Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short-Term Bond Fund and Value Equity Fund, and MacKay-Shields Financial Corporation.(11)

         (3) Form of (composite) Sub-Advisory Agreement between MainStay Management, Inc., on behalf of the EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund and Multi-Asset Fund, and Monitor Capital Advisors, Inc.(11)

         (4) Form of Sub-Advisory Agreement between MainStay Management, Inc., on behalf of the Money Market Fund and New York Life Insurance Company.(11)

e.       Distribution Agreement(5)

f.       Inapplicable

g.       Form of Custodian Contract(6)

h.       (1)      Form of Transfer Agency and Service Agreement(2)
         (2)      Form of License Agreement(2)

         (3) Form of Service Agreement with New York Life Benefit Services, Inc.(10)

         (4)      Form of Service Agreement with New York Life Insurance
                  Company(10)

i.       Opinion and Consent of Counsel(3)

j.       Consent of Independent Accountants*

k.       1998 Financial Statements*

l.       Initial Subscription Agreement(3)

m.       (1)      Form of Account Application(3)
         (2)      Shareholder Services Plan(10)
         (3)      Amended and Restated Shareholder Services Plan(12)
         (4)      Shareholder Services Plan for Asset Management Money Fund(12)
         (5)      Plan of Distribution Pursuant to Rule 12b-1 for Asset
                  Management Money Fund(12)

n.       (a)      Multiple Class Plan(11)
         (b)      Form of Amended and Restated Multiple Class Plan(12)
---------------------

*    To be filed by amendment.

1.   Filed with Registration Statement No. 33-36962 on September 21, 1990.

2. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 33-36962 on November 19, 1990.

3. Filed with Pre-Effective Amendment No. 2 to Registration Statement No. 33-36962 on December 21, 1990.

4. Filed with Post-Effective Amendment No. 4 to Registration Statement No. 33-36962 on November 2, 1992.

5. Filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-36962 on April 29, 1994.

6. Filed with Post-Effective Amendment No. 7 to Registration Statement No. 33-36962 on October 14, 1994.

7. Filed with Post-Effective Amendment No. 8 to Registration Statement No. 33-36962 on December 29, 1994.

8.   Filed with Post-Effective Amendment No. 10 to Registration

9.   Financial Data Schedules*

     Statement No. 33-36962 on April 28, 1995.

9. Filed with Post-Effective Amendment No. 12 to Registration Statement No. 33-36962 on February 28, 1996.

10. Filed with Post-Effective Amendment No. 14 to Registration Statement No. 33-36962 on May 1, 1997.

11. Filed with Post-Effective Amendment No. 17 to Registration Statement No. 33-36962 on May 1, 1997.

12. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-36962 on September 25, 1998.

ITEM 24.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

        The following chart indicates the persons controlled by New York Life:

                                                                 Jurisdiction of            Percent of Voting
           Name+                                                 Organization               Securities Owned
           -----                                                 ---------------            -----------------
Eagle Strategies Corporation                                     Arizona                    100%

Greystone Realty Corporation which owns 100%                     Delaware
of the shares of:
  Greystone Realty Management, Inc.                              Delaware                   100%

NYLIFE Administration Corp.                                      Texas                      100%

MacKay-Shields Financial Corporation                             Delaware                   100%

Madison Square Advisors, Inc.                                    Delaware                   100%

MSC Holding, Inc. (formerly Magnus Software
Corporation, Inc.)                                               Georgia                    85.43%

The Mainstay Funds                                               Massachusetts              ***

MainStay Management, Inc.                                        Delaware                   100%

MainStay Shareholder Services, Inc.                              Delaware                   100%

Monitor Capital Advisors, Inc.                                   Delaware                   100%

NYLIFE SFD Holding, Inc.                                         Delaware
  which owns 83.33% of NYLIFE
    Structured Asset Management Company Ltd.                     Texas                      100%

New York Life Capital Corporation                                Delaware                   100%

New York Life Insurance and Annuity
  Corporation                                                    Delaware                   100%

New York Life International Investment Inc.                      Delaware
which owns 100% of the shares of:
  Monetary Research Ltd.                                         Bermuda
  and 100% of the shares of:
  NYL Management Limited                                         England

MainStay VP Series Fund, Inc.                                    Maryland                   *

New York Life International, Inc. (formerly New York Life        Delaware

Worldwide Holding, Inc.),  which owns 100% of the
  shares of:
         New York Life Worldwide Capital, Inc.
         New York Life Worldwide Development, Inc.               Delaware
                                                                 Delaware

New York Life Worldwide (Bermuda) Ltd., which owns 100% of
  the shares of:
         New York Life Insurance Worldwide Ltd.                  Bermuda
New York Life (U.K.) Ltd., which owns 100% of the shares
  of:                                                            England


         Windsor Construction Company Limited                    England                       100%
         and 33.3% of Japan Gamma Asset Management               Japan
         Limited and 31.5% of the shares of:
             Life Assurance Holding Corporation Limited,         South Korea
             which owns 100% of the shares of:
                  Windsor Life Assurance Company Limited         Indonesia
                  and which owns 51% of the shares of:
                       KOHAP New York Life Insurance Ltd.        Mexico
                  and which owns 50.2% of the shares of:
                       P.T. Asuransi Jiwa Sewur - New York
                  and which owns 49% of the shares of:
                       GEO New York Life, S.A.


NYLIFE Depositary Corporation which owns 16.67% of NYLIFE        Delaware                      100%
Structured Asset Management Company Ltd.                         Texas

New York Life Benefit Services, Inc. which owns 100% of ADQ      Massachusetts                 100%
Insurance Agency Inc.                                            Massachusetts

New York Life Trust Company                                      New York                      100%

NYLIFE Distributors Inc.                                         Delaware                      100%

NYLIFE Healthcare Management Inc., which owns 54.3% of total combined stock and 89.6% of the voting rights of:
     Express Scripts, Inc., which owns 100% of the shares
       of:                                                       Delaware
         Great Plains Reinsurance Company                        Arizona
         Practice Patterns Science, Inc.                         Delaware
         ESI Canada Holdings, Inc., which owns 100% of the       Canada
         shares of:
              ESI Canada, Inc.                                   Canada
              IVTx of Houston, Inc.                              Texas
              IVTx of Dallas, Inc.                               Texas
              PhyNet, Inc.                                       Texas
     Express Scripts Vision Corporation                          Delaware
     and owns 100% of the shares of:
         Avanti Corporate Health Systems  Inc., which owns       Delaware
         100% of
         Avanti of the District, Inc.                            Maryland
         Avanti of New Jersey, Inc.                              New Jersey
         and owns 80% of the shares of
         Physicians Health Services Foundation, Inc.             Maryland
     Prime Provider Corp., which owns 100% of the shares of:     New York
              Prime Provider Corp. of Texas                      Texas

         WellPath of Arizona Reinsurance Company                 Arizona

         NYLCare NC Holdings, Inc. which owns 50% of the         Delaware
         shares of:

              WellPath Community Health Plan Holdings, L.L.C.    North Carolina
         which owns 100% of WPCHP Holdings, Inc. and 99% of:
              WellPath Preferred Services, L.L.C.                Delaware
              and
              WellPath Select Holdings, L.L.C., which            North Carolina
              owns 100% of:

         WellPath Select, Inc.                                   North Carolina

         WellPath of Carolina, Inc.                              North Carolina

         New York Life International Investment Asia, Ltd.        Mauritius                  100%

ETHIX Southeast, Inc.                                             North Carolina

NYLIFE Inc.                                                       New York                   100%

NYLIFE Insurance Company of Arizona                               Arizona                    100%

NYLIFE Refinery, Inc.                                             Delaware                   100%

NYLIFE Securities Inc.                                            New York                   100%

NYLINK Insurance Agency Incorporated                              Delaware                   100%
which owns 100% of the shares of:
     NYLINK Insurance Agency of Alabama                           Alabama

     NYLINK Insurance Agency of New Mexico                        New Mexico
     NYLINK Insurance Agency of Hawaii Incorporated               Hawaii

     NYLINK Insurance Agency of Massachusetts,                    Massachusetts              100%
     Incorporated and 50% of the shares of NYLIFE Insurance
      Agency of Ohio, Incorporated

NYLTEMPS Inc.                                                     Delaware

+ By including the indicated corporation in this list, New Your life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A.

* New York Life serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC (for the MainStay VP Series Fund, Inc.). New York Life disclaims any beneficial ownership and control of this entity.

**  New York Life Foundation does not issue voting securities.

*** MacKay-Shields Financial Corporation and Monitor Capital Advisors, Inc. serve as sub-advisers to this entity.

ITEM 25.  INDEMNIFICATION

         Reference is made to Article VI of the Registrant's By-Laws (Exhibit
2), and Article VII, Section 2 of the Registrant's Articles of Incorporation (Exhibit 1), which are incorporated by reference herein.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISERS

         The business of MainStay Management, Inc. is summarized in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         The business or other connections of each director and officer of MainStay Management, Inc. is currently listed in the investment adviser registration on Form ADV for MainStay Management, Inc. (File No. 801-54912) and is hereby incorporated herein by reference thereto.

         The business of MacKay-Shields Financial Corporation is summarized in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         The business of Monitor Capital Advisors, Inc. is summarized in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         The business or other connections of each director and officer of Monitor Capital Advisors, Inc. is currently listed in the investment adviser registration on Form ADV for Monitor Capital Advisors, Inc. (File No. 801-34412) and is hereby incorporated herein by reference thereto.

         The business of New York Life Insurance Company is summarized in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         The business or other connections of each director and officer of New York Life Insurance Company is currently listed in the investment adviser registration on Form ADV for New York Life Insurance Company (File No. 801-19525) and is hereby incorporated herein by reference thereto.

ITEM 27.  PRINCIPAL UNDERWRITERS

a. NYLIFE Distributors Inc. also acts as the principal underwriter for The MainStay Funds (File No. 33-2610) and NYLIAC Variable Universal Life Separate Accounts I and II.

    b.                                                                                    (3)
               (1)                                          (2)                 Position(s) and Office
         Name and Principal                 Position(s)and Office(s)                Office(s) with
          Business Address                  with NYLIFE Distributors Inc.             Registrant
         ------------------                 -----------------------------       ----------------------
         Davidson, Sheila                   Chief Compliance Officer                    None
            51 Madison Avenue
            New York, NY  10010
         Brady, Robert E.                   Director and Vice President                 None
           260 Cherry Hill Road
           Parsippany, NJ 07054
         Boyce, Jefferson C.                Director                                    Senior Vice President
           51 Madison Avenue
           New York, NY  10010
         Roussin, Stephen C.                Director                                    Director and Chairman
           300 Interpace Parkway
           Parsippany, NJ 07054
         Gallo, Michael G.                  Director                                    None
           51 Madison Avenue
           New York, NY  10010
         Rock, Robert D.                    Director                                    None
           51 Madison Avenue
           New York, NY  10010
         Boccio, Frank M.                   Director                                    None
           51 Madison Avenue
           New York, NY  10010
         Hildebrand, Phillip J.             Director                                    None
           51 Madison Avenue
           New York, NY  10010
         Adasse, Louis H.                   Corporate Vice President                    None
           51 Madison Avenue,
           New York, NY 10010
         Polis, Anthony W.                  Vice President and                          Treasurer,Chief
           300 Interpace Parkway            Chief Financial Officer                     Financial and
         Parsippany, NJ  07054                                                          Accounting Officer
         Calhoun, Jay S.                    Vice President and Treasurer                None
           51 Madison Avenue
           New York, NY 10010
         Warga, Thomas J.                   Senior Vice President                       None
           51 Madison Avenue                and General Auditor
           New York, NY  10010
         Livornese, Linda M.                Vice President                              President
           51 Madison Avenue
           New York, NY  10010
         Murray, Thomas J.                  Corporate Vice President                    None
           51 Madison Avenue
           New York, NY  10010
         Zuccaro, Richard W.                Tax Vice President                          Tax Vice President
           51 Madison Avenue
           New York, NY 10010
         Krystel, David J.                  Vice President                              None
           51 Madison Avenue
           New York, NY  10010
         O'Byrne, John H.                   Vice President and Chief                    None
           51 Madison Avenue                Compliance Officer
           New York, NY 10010
         Daoust, George R.                  Assistant Vice President                    None
           300 Interpace Parkway
           Parsippany, NJ 07054
         Arizmendi, Arphiela                Assistant Vice President                    Assistant Treasurer
           300 Interpace Parkway
           Parsippany, NJ 07054
         Cirillo, Antoinette B.             Assistant Vice President                    Assistant Treasurer
           300 Interpace Parkway
           Parsippany, NJ 07054

         Lorito, Geraldine                  Assistant Vice President                    Assistant Treasurer
           300 Interpace Parkway
           Parsippany, NJ  07054
         Gomez, Mark A.                     Assistant Secretary                         None
           51 Madison Avenue
           New York, NY  10010
         Linda E. O'Sullivan                Director and Senior Accountant              Assistant Treasurer
            300 Interspace Parkway
            Parsippany, NJ 07054

c.       Inapplicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

         Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, and New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of MainStay Management, Inc. and NYLIFE Distributors Inc., 300 Interpace Parkway, Parsippany NJ 07054, at the offices of Monitor Capital Advisors, Inc., 504 Carnegie Center, Princeton, NJ 08540-6242, and at the offices of MacKay-Shields Financial Corporation, 9 West 57th Street, New York, NY 10019. Records relating to the duties of the custodian for the Funds are maintained by The Bank of New York, 90 Washington Street, New York, NY 10286. Records relating to the duties of the Registrant's transfer agent are maintained by Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

ITEM 29.  MANAGEMENT SERVICES.

         Inapplicable.

ITEM 30.  UNDERTAKINGS.

          The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 20 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York, on the 1st day of March, 1999.

                                           MAINSTAY INSTITUTIONAL FUNDS INC.

                                           By:     /s/ Linda M. Livornese
                                                   -------------------------
                                                       Linda M. Livornese
                                                       President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                    Title                                             Date
---------                                    -----                                             ----


--------------------
Stephen C. Roussin*                          Chairperson and Director                      March 1, 1999



--------------------
Patrick G. Boyle*                            Director                                      March 1, 1999

--------------------
Lawrence Glacken*                            Director                                      March 1, 1999

--------------------
Robert P. Mulhearn*                          Director                                      March 1, 1999

--------------------
Susan B. Kerley*                             Director                                      March 1, 1999


Signature                                    Title                                             Date
---------                                    -----                                             ----
                                                                                           March 1, 1999
/s/ Linda M. Livornese                       President (Principal
------------------------                     Executive Officer)
Linda M. Livornese



                                             Treasurer (Principal                          March 1, 1999
------------------------                     Financial and Accounting
/s/ Anthony W. Polis                         Officer)

Anthony W. Polis



*By:     /s/ Jeffrey L. Steele
         ------------------------
         Jeffrey L. Steele
         as Attorney-in-Fact


*        Powers of Attorney filed with the initial Registration Statement No.
         33-36962 on September 21, 1990, with Pre-Effective Amendment No. 2 to the Registration Statement on December 26, 1990, with Post-Effective Amendment No. 7 to the Registration Statement on October 14, 1994, and with Post-Effective Amendment No. 18 to the Registration Statement on April 30, 1998, incorporated by reference within.